THIRD AMENDED AND RESTATED

                          CREDIT AND SECURITY AGREEMENT

                                  by and among

                THE WYATT COMPANY (d/b/a Watson Wyatt Worldwide),
                          WYATT PREFERRED CHOICE, LLC,
                          WYATT PREFERRED CHOICE, L.P.,
                       WYATT INVESTMENT CONSULTING, INC.,

                                   Borrowers,

                               NATIONSBANK, N.A.,

                                     Agent,

                                       and

                               MELLON BANK, N.A.,
                                    NBD BANK,
                               NATIONSBANK, N.A.,

                                   the Banks.


                           Dated as of January 5, 1996



                                   $80,000,000

                                TABLE OF CONTENTS

                                                                         PAGE


ARTICLE I.        DEFINITIONS
    Section 1.1.     Definitions........................................... 2
    Section 1.2.     Accounting Terms and Determinations.................. 13
    Section 1.3.     Other Definitional Provisions........................ 13

ARTICLE II.       LOANS AND PAYMENTS...................................... 14
    Section 2.1.     Loans................................................ 14
    Section 2.2.     Loan Procedures and Use of Proceeds;
                     Servicing............................................ 17
    Section 2.3.     The Banks' Obligations Under the Loans............... 19
    Section 2.4.     Extension and Conversion............................. 19
    Section 2.5.     Letters of Credit.................................... 20
    Section 2.6.     Repayment............................................ 26
    Section 2.7.     Interest............................................. 26
    Section 2.8.     Prepayments; Commitment Increase; Reduction
                     or Termination....................................... 27
    Section 2.9.     Fees................................................. 29
    Section 2.10.    Method of Payment.................................... 30
    Section 2.11.    Application of Collections........................... 31
    Section 2.12.    Capital Adequacy..................................... 32
    Section 2.13.    Inability To Determine Interest Rate................. 32
    Section 2.14.    Illegality........................................... 33
    Section 2.15.    Requirements of Law.................................. 33
    Section 2.16.    Taxes................................................ 34
    Section 2.17.    Indemnity............................................ 37

ARTICLE III.         SECURITY............................................. 37
    Section 3.1.     Security Interests................................... 37
    Section 3.2.     Perfection and Administration........................ 38
    Section 3.3.     Power of Attorney; Notice............................ 39
    Section 3.4.     Guaranty............................................. 39
    Section 3.5.     Pledge Agreements; Pledged Shares.................... 39

ARTICLE IV.          REPRESENTATIONS AND WARRANTIES....................... 40
    Section 4.1.     Organization......................................... 41
    Section 4.2.     Authorization........................................ 41
    Section 4.3.     Validity............................................. 42
    Section 4.4.     Governmental Approvals............................... 42
    Section 4.5.     Litigation........................................... 42
    Section 4.6.     Financial Condition.................................. 43
    Section 4.7.     Records and Business Location........................ 43
    Section 4.8.     Security Interests................................... 43
    Section 4.9.     Encumbrances......................................... 43
    Section 4.10.    ERISA................................................ 44
    Section 4.11.    Margin Stock......................................... 44
    Section 4.12.    Taxes................................................ 44
    Section 4.13.    Burdensome Documents................................. 44
    Section 4.14.    Environmental Matters................................ 44
    Section 4.15.    Employee Loans; Stock Plan; Qualified
                     Employee Status...................................... 45

ARTICLE V.           CONDITIONS PRECEDENT................................. 45
    Section 5.1.     Conditions Precedent to Closing...................... 45
    Section 5.2.     Conditions Precedent to Loans and Issuance of
                     Letters of Credit.................................... 46

ARTICLE VI.          AFFIRMATIVE COVENANTS................................ 48
    Section 6.1.         Payments Hereunder............................... 48
    Section 6.2.         Existence and Good Standing; Insurance;
                         Conduct.......................................... 48
    Section 6.3.         Taxes and Charges................................ 48
    Section 6.4.         Financial Statements............................. 49
    Section 6.5.         Reports.......................................... 50
    Section 6.6.         Loan Balances.................................... 51
    Section 6.7.         Uncertificated Securities........................ 51
    Section 6.8.         Positive Net Worth............................... 52
    Section 6.9.         Notification to Employees........................ 52

ARTICLE VII.         NEGATIVE COVENANTS................................... 52
    Section 7.1.         Mergers and Related Transactions................. 52
    Section 7.2.         Encumbrances and Loans........................... 53
    Section 7.3.         Sales and Dispositions........................... 54
    Section 7.4.         Fiscal Year; Governing Documents................. 54
    Section 7.5.         Investments...................................... 54
    Section 7.6.         Financial Requirements........................... 55
    Section 7.7.         Franchises....................................... 56
    Section 7.8.         Certificated Securities.......................... 56
    Section 7.9.         Capital Expenditures............................. 56
    Section 7.10.        Transaction with Affiliates...................... 56
    Section 7.11.        Limitation on Restrictions on Subsidiary
                         Dividends and Other Distributions, etc........... 56
    Section 7.12.        Issuance and Sale of Subsidiary Stock............ 57

ARTICLE VIII.        DEFAULT.............................................. 57
    Section 8.1.         Events of Default................................ 57
    Section 8.2.         Acceleration..................................... 59
    Section 8.3.         Right of Setoff.................................. 59
    Section 8.4.         Rights to Collateral............................. 60

ARTICLE IX.          BANKS AND AGENT...................................... 61
    Section 9.1.         Appointment of Agent............................. 61
    Section 9.2.         Responsibilities and Powers of Agent............. 61
    Section 9.3.         No Action by Individual Banks.................... 63
    Section 9.4.         Occurrence of an Event of Default................ 63
    Section 9.5.         Procedure on Default............................. 64
    Section 9.6.         Liquidation...................................... 64
    Section 9.7.         Notice of Actions................................ 64
    Section 9.8.         Indemnification.................................. 64
    Section 9.9.         Resignation...................................... 65
    Section 9.10.        Default by Agent................................. 66
    Section 9.11.         Defaults By Banks............................... 66
    Section 9.12.        Other Obligations................................ 68
    Section 9.13.        Rescission of Payments........................... 69
    Section 9.14.        Application of Collateral Proceeds............... 69
    Section 9.15.        Representations of Banks......................... 69
    Section 9.16.        Termination of Commitments....................... 70

    Section 9.17.        Rounding......................................... 70
    Section 9.18.        Interest Swap Provider........................... 70

ARTICLE X.           MISCELLANEOUS........................................ 70
    Section 10.1.        Rights and Waivers............................... 70
    Section 10.2.        Binding Effect; Assignment....................... 71
    Section 10.3.        Severability..................................... 72
    Section 10.4.        Interpretation................................... 72
    Section 10.5.        Governing Law; Jury Trial........................ 72
    Section 10.6.        Payment of Expenses and Taxes; Indemnification... 73
    Section 10.7.        Survival of Representations and Warranties....... 73
    Section 10.8.        Notices.......................................... 73
    Section 10.9.        Execution........................................ 74
    Section 10.10.       Amendments....................................... 74
    Section 10.11.       Relationship of the Parties...................... 75
    Section 10.12.       Limitation on Joint Obligations.................. 75
    Section 10.13.       Rights of Contribution........................... 75
    Section 10.14.       Asset Services No Longer a Party................. 76

EXHIBITS

Exhibit   A                 Replacement Revolving Credit Note
Exhibit   B                 Employee Note
Exhibit   C                 Guaranty
Exhibit   D-1               Individual Pledge Agreement
Exhibit   D-2               Personal Holding Company Pledge Agreement
Exhibit   E                 Stock Power
Exhibit   F                 Truth in Lending Disclosure Statement
Exhibit   G                 Borrowing Base Certificate
Exhibit   H                 Initial Transaction Statement
Exhibit   I                 Periodic Transaction Statement
Exhibit   J                 Agreement to Stock Pledge Agreements
Exhibit   K                 Form of Notice of Borrowing
Exhibit   L                 Form of Solvency Certificate


SCHEDULES

Schedule  1                 Subsidiaries
Schedule  2                 Permitted Noncompliance
Schedule  3                 Litigation
Schedule  4                 Jurisdictions -- Places of Business
Schedule  5                 Burdensome Documents
Schedule  6                 Real Property
Schedule  7                 Indebtedness

            THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

     THIS THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT ("AGREEMENT") is entered into as of this 5th day of January, 1996, by and among The Wyatt Company (d/b/a Watson Wyatt Worldwide), a Delaware corporation with its principal place of business in Washington, D.C. ("WYATT"), Wyatt Preferred Choice, LLC, a Delaware limited liability company with its principal place of business in Washington, D.C. ("WPC-LLC"), Wyatt Preferred Choice, L.P., a Delaware limited partnership with its principal place of business in Washington, D.C.("WPC-LP"), and Wyatt Investment Consulting, Inc., a Delaware corporation with its principal place of business in Washington, D.C. ("WIC") (each of the foregoing is a "Borrower" and, collectively, they are the "BORROWERS"), Wyatt Asset Services, Inc., a Massachusetts corporation with its principal place of business in Washington, D.C. ("ASSET SERVICES"), Mellon Bank, N.A. ("MELLON"), NBD Bank ("NBD"), NationsBank, N.A. ("NATIONSBANK") (each of the foregoing banks is individually, a "BANK" and, collectively, they are the "BANKS"), and NationsBank, N.A., a national banking association and one of the Banks hereunder, as agent for the Banks (in such capacity, together with any successor in such capacity, the "AGENT").

     WHEREAS, the Banks, the Agent, Wyatt, Asset Services, WPC-LLC and WPC-LP are parties to (i) that Second Amended and Restated Credit and Security Agreement dated February 11, 1994, as amended by that First Amendment to Second Amended and Restated Credit and Security Agreement, dated as of September 15, 1994, and that Second Amendment to Second Amended and Restated Credit and Security Agreement, dated as of March 24, 1995, and (ii) that certain Collateral Transfer and Security Agreement dated as of July 1, 1994 (collectively, the agreements referred to in clauses (i) and (ii) are referred to herein as the "PRIOR AGREEMENT"), pursuant to which and on the terms and conditions stated therein (a) the Banks agreed to provide a revolving credit facility to Wyatt, Asset Services, WPC-LLC and WPC-LP in an aggregate principal amount not to exceed $62,500,000 and (b) NationsBank agreed to make, and Mellon and NBD agreed to purchase participations in, term loans, in an aggregate principal amount not to exceed $32,500,000, to employees or associates ("QUALIFIED EMPLOYEES") of Wyatt or of Wyatt subsidiaries or affiliates (as such terms are defined in Article FOURTEENTH of Wyatt's Articles of Incorporation) in order to finance the purchase of shares of Wyatt's common stock by such Qualified Employees; and

     WHEREAS, Wyatt, Asset Services, WPC-LLC and WPC-LP desire to amend the Prior Agreement to, among other things (1) extend the term of the revolving credit facility under the Prior Agreement, (2) add WIC as a Borrower, (3) remove Asset Services as a Borrower and (4) modify certain of the covenants and agreements contained in the Prior Agreement; and

     WHEREAS, the Banks are agreeable to such amendments upon the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of their mutual covenants and agreements contained herein, the parties hereby covenant and agree, and the Prior Agreement is hereby amended and restated in its entirety, as follows:



                           ARTICLE I. DEFINITIONS

     Section 1.1 DEFINITIONS. For purposes of this Agreement, terms bearing initial capitals and defined in various sections hereof shall have the meanings stated therein; and the following terms shall have the meanings stated below, except as the context otherwise requires:

     "Additional Collateral" has the meaning stated in Section 2.8(b)(iii).

     "Adjusted Base Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day PLUS 1/2 of 1.0% or (b) the Prime Rate in effect on such day, MINUS 1.0%. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Adjusted Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Adjusted Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

     "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, is under common control with, or is controlled by, such Person.

     "Agent" has the meaning stated on page 1 hereof and, with respect to the Employee Loans, shall include NationsBank in its individual capacity.

     "Agent's  Fee" has the  meaning  stated in  Section  2.9(c).

     "Agent's Fee Letter" means the letter agreement between the Agent and the Borrowers dated the Closing Date.

     "Aggregate Revolving Credit Commitment" has the meaning stated in Section 2.1(a).

     "Agreement" has the meaning stated on page 1 hereof.

     "Applicable Percentage" means, for purposes of calculating the applicable interest rate for any day for any Eurodollar Loan or the applicable Unused Fee or the LOC Fee for any day for purposes of Section 2.9, the appropriate applicable percentage corresponding to the Debt to Cash Flow Ratio in effect as of the most recent Calculation Date:


                              Applicable      Applicable          Applicable
              Debt            Percentage      Percentage          Percentage
               to                for             for                 for
              Cash            Eurodollar         LOC                Unused
Pricing       Flow               Loans           Fees                Fee
Level         Ratio
- - -------  ------------------   ------------   -------------     ----------------
 III     Greater
         than 1.5 to 1.0         1.00%           1.00%               .375%

 II      Equal to or less
         than 1.5 to 1.0 but
         greater than .5 to
         1.0                      .75%            .75%               .30%

  I      Equal to or less
         than .5 to 1.0           .50%            .50%               .25%

     Determination of the appropriate Applicable Percentages for the Loans based on the Debt to Cash Flow Ratio shall be made as of each Calculation Date. The Debt to Cash Flow Ratio in effect as of a Calculation Date shall establish the Applicable Percentages that shall be effective as of the date designated by the Agent as the Applicable Percentage Change Date; provided, however, that a new Applicable Percentage shall apply to outstanding Eurodollar Loans only if and when such Eurodollar Loans are extended into new Interest Periods. The Agent shall determine the Applicable Percentages as of each Calculation Date and shall promptly notify the Borrowers and the Banks of the Applicable Percentages so determined and of the Applicable Percentage Change Date. The Applicable Percentage for the purpose of calculating LOC Fees shall be fixed for the term of each related Letter of Credit based on the Applicable Percentage in effect for LOC Fees at the time of issuance thereof. Any renewal or extension of a Letter of Credit for the purpose of calculating the LOC Fee shall be considered a new issuance thereof. Such determinations by the Agent of the Applicable Percentages shall be conclusive absent demonstrable error. The initial Applicable Percentages shall be based on Pricing Level II until the first Applicable Percentage Change Date occurring after the Closing Date.

     "Applicable Percentage Change Date" means, with respect to any Calculation Date, a date designated by the Agent that is not more than fifteen (15) Business Days after receipt by the Agent of the Required Financial Information for such Calculation Date.

     "Applicable Rate" means (i) for all periods prior to and including January 5, 2001, the Adjusted Base Rate and (ii) for all periods thereafter (a) if no Cash Flow Deficiency exists as of the immediately preceding Calculation Date, the Adjusted Base

Rate and (b) if a Cash Flow Deficiency exists as of the immediately preceding Calculation Date, the Prime Rate.

     "Asset Services" has the meaning stated on page 1 hereof.

     "Authorized Financial Officer" means any of Wyatt's treasurer, controller or chief financial officer.

     "Bank" and "Banks" have the meanings stated on page 1 hereof and shall include any assignees thereof in accordance with Section 10.2.

     "Base Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of
(a) the Federal Funds Rate in effect on such day PLUS 1/2 of 1% or (b) the Prime Rate in effect on such day. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

     "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate.

     "Borrower" means each and any of Wyatt, WPC-LLC, WPC-LP and WIC, and "Borrowers" means all of them collectively.

     "Borrowing Base" has the meaning stated in Section 2.1(a).

     "Borrowing Base Certificate" has the meaning stated ln Section 5.2(b).

     "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or Washington, D.C. are authorized or required by law to close, except that, when used in connection with a Revolving Credit Loan that is a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in London, England and New York, New York.

     "Calculation Date" means the last day of each fiscal quarter of Wyatt.

     "Canadian Loan Program" means Wyatt's employee loan program established for the benefit of its Canadian employees.

     "Capital Expenditures" means amounts expended for (i) the acquisition of assets, whether tangible or intangible, having a useful life in excess of one year and not intended for resale in the normal course of business, including but not limited to land, buildings, fixtures, equipment and computer software, (ii) additions or improvements to or rebuilding of existing assets, (iii) improvements to leased property, and (iv) such other purposes as are required, under GAAP, to be treated as capital expenditures.

     "Cash Flow Deficiency" means and shall exist at any time when the Debt to Cash Flow Ratio of Wyatt, on a consolidated basis, is 1.5 to 1 or greater.

     "Closing Date" means the later of the date stated on the first page hereof and the date on which all of the conditions precedent stated in Section 5.1 have been satisfied and all of the parties have executed this Agreement.

     "Collateral" has the meaning stated in Section 3.1.

     "Collections" means all monies or other assets received by the Agent or any Bank, as repayment of amounts advanced under the Notes, as proceeds of Collateral or otherwise, for credit against principal, interest, commitment fees, costs or expenses, or other amounts due under the Notes.

     "CSAP" means Wyatt's Canadian Separation Allowance Plan established for the benefit of Wyatt's Canadian employees in connection with the Canadian Loan Program.

     "Debt to Cash  Flow  Ratio"  means  the  ratio of (i)  Funded  Debt to (ii)
EBITDA.

     "EBITDA" means, for any period of calculation, the sum of (i) net income for such period, PLUS, to the extent deducted in the calculation of net income,
(ii) the sum of interest expense, income taxes, depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

     "EBITDAR" means,  for any period of calculation,  the sum of (i) EBITDA for
such  period  and  (ii)  Lease  Expenses  for  such  period,   determined  on  a
consolidated basis in accordance with GAAP.

     "Eligible Receivables" means the accounts receivable of the Borrowers payable by account debtors located in the United States, British Columbia, Ontario and Quebec, after deducting from the face amount of such accounts receivable all payments, setoffs, disputed items, adjustments and other credits applicable thereto, (i) in which valid and enforceable first priority security interests have been granted and perfected in favor of the Agent, (ii) in which all other notice and filing requirements for the collectibility of such accounts receivable have been completed, including, without limitation, applicable requirements under the federal Assignment of Claims Act if the account debtor is the United States or any agency thereof, (iii) with respect to which no Authorized Financial Officer has actual notice or knowledge of the bankruptcy or insolvency of the account debtor, and, (iv)(A) in the case of billed accounts receivable, which are not aged more than 90 days from the date of the invoice to the account debtor and (B) in the case of unbilled accounts receivable, which are not aged more than 90 days from the date that billable hours creating such account were reported to the originating Borrower's financial headquarters.

     "Employee Loan Commitment" has the meaning stated in Section 2.1(d).

     "Employee Loan Commitment Period" has the meaning stated in Section 2.1(d).

     "Employee Loan Participation" has the meaning stated in Section 2.1(d).

     "Employee Loan" and "Employee Loans" have the meanings stated in Section 2.1(d).

     "Employee Note" and "Employee Notes" have the meanings stated in Section 2.1(g).

     "ERISA" has the meaning stated in Section 4.10.

     "Eurodollar Loan" means any Revolving Credit Loan bearing interest at a rate determined by reference to the Eurodollar Rate.

     "Eurodollar Rate" means, for the Interest Period for each Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate determined pursuant to the following formula:


 Eurodollar Rate  =          Interbank Offered Rate
                            ------------------------------
                            1 - Eurodollar Reserve Percentage

     "Eurodollar Reserve Percentage" means for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined), whether or not a Bank has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Bank. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

     "Event of Default" has the meaning stated in Section 8.1.

     "Federal Funds Rate" means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (A) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (B) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent.

     "Fixed Charge Coverage Ratio" means the ratio of (i) EBITDAR to (ii) the sum of interest expense plus Lease Expenses.

     "Funded Debt" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) all purchase money indebtedness of such Person, including without limitation the principal portion of all obligations of such Person under capital leases (but excluding operating leases), (iii) all guaranty and other contingent obligations of such Person with respect to Funded Debt of another Person (which, for the avoidance of doubt, exclude guaranties of operating leases), (iv) the maximum available amount of all standby letters of credit or acceptances issued or created for the account of such Person and (v) all Funded Debt of another Person secured by an encumbrance on any property of such Person, whether or not such Funded Debt has been assumed. The Funded Debt of any Person shall include the Funded Debt of any partnership or joint venture in which such Person is a general partner or joint venturer (but only to the extent to which such Person's assets are at risk in such joint venture).

     "GAAP" has the meaning stated in Section 1.2.

     "General Exceptions" has the meaning stated in Section 4.3.

     "Governmental Authority" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

     "Guaranty" has the meaning stated in Section 3.4.

     "Incipient Default" has the meaning stated in Section 5.2(a).

     "Interbank Offered Rate" means, with respect to any Eurodollar Loan for the Interest Period applicable thereto, the average (rounded upward to the nearest one-sixteenth (1/16) of one percent) per annum rate of interest determined by the principal office of the Agent (each such determination to be conclusive and binding) as of two Business Days prior to the first day of such Interest Period, as the effective rate at which deposits in immediately available funds in U.S. dollars are being, have been, or would be offered or quoted by the Agent to major banks in the applicable interbank market for Eurodollar deposits at any time during the Business Day which is the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period and in the amount of the requested Eurodollar Loan. If no such offers or quotes are generally available for such amount, then the Agent shall be entitled to determine the Eurodollar Rate by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quote or offers were generally available.

     "Interest Payment Date" means (i) as to any Employee Loan, the third Business Day of the month following the immediately preceding Calculation Date, any date of repayment of principal of such Loan and the relevant Termination Date, (ii) as to any Revolving Credit Loan which is a Base Rate Loan, the third Business Day of the month immediately following the end of each preceding month, any date of repayment of principal of such Loan and the relevant Termination Date, and (iii) as to any Revolving Credit Loan which is a Eurodollar Loan, the last day of each Interest Period for such Loan, any date of repayment of principal of such Loan and the relevant Termination Date, and in addition where the applicable Interest Period is more than three months, then also the date three months from the beginning of the Interest Period, and each three months thereafter. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then the next preceding Business Day.

     "Interest Period" means, as to Revolving Credit Loans that are Eurodollar Loans, a period of one, two, three or six month's duration, as the Borrowers may elect, commencing in each case, on the date of the borrowing (including conversions, extensions and renewals); provided, however, (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Termination Date, and (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

     "Interest Rate Protection Agreement" means an interest rate swap, cap or collar agreement or similar arrangement between any Person and a Bank providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

     "Interest Swap Provider" means a Bank party to an Interest Rate Protection Agreement with one or more of the Borrowers.

     "Investment" in any Person by a Borrower means: (i) the amount paid or committed to be paid, or the value of property or services contributed or committed to be contributed, by the Borrower for or in connection with the acquisition by the Borrower of any stock, bonds, note, debentures, partnership or other ownership interests or other securities of or equity in such Person; and (ii) the amount of any advance, loan or extension of credit to, or guaranty or other similar obligation with respect to any indebtedness (including the assumption of liabilities resulting from a merger as provided in Section 7.1(a)) of, such Person by the Borrower and (without duplication) any amount committed to be advanced, loaned, or extended to, or the payment of which is committed to be assured by a guaranty or similar obligation for the benefit of, such Person by the Borrower.

     "Issuing Bank" means NationsBank.

     "Lease Expenses" means, for any period, all rental payments due under leases for such period, irrespective of the term of any thereof, determined on a consolidated basis in accordance with GAAP.

     "Letter of Credit" means any irrevocable, standby letter of credit issued by the Issuing Bank for the account of the Borrowers or any subsidiary in accordance with the terms of Section 2.5.

     "Liquidation Costs" means all expenses, costs and fees (including, without limitation, attorney's fees and expenses), of any nature whatsoever, paid or incurred by or on behalf of any Bank, including the Agent, in connection with
(i) the collection or enforcement of the Loans or enforcement of this Agreement,
(ii) the collection or enforcement of the Notes, and/or (iii) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral providing security for the Loans.

     "Loan" and "Loans" have the meanings stated in Section 2.2(a) herein and shall include all loans made under the Prior Agreement which are outstanding on the date hereof.

     "Loan Documents" has the meaning stated in Section 10.1.

     "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

     "LOC Fees" has the meaning stated in Section 2.9.

     "LOC Obligations" means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Bank but not theretofore reimbursed.

     "Local Collateral" has the meaning stated in Section 4.8.

     "Majority Banks" means the Banks the Ratable Shares of which aggregate 51 percent or more of all Ratable Shares at any time.

     "Margin Stock Event" has the meaning stated in Section 2.8(b)(ii).

     "Material Subsidiary" means a Subsidiary of a Borrower the accounts receivable of which comprise seven and one-half percent or more of such Borrower's consolidated accounts receivable.

     "Maturity Date" means January 5, 2001, or any extension thereof requested by the Borrowers and granted by the Banks in their sole discretion upon receipt by the Agent of a written request from the Borrowers for such an extension not less than 45 days before the Maturity Date.

     "Mellon" has the meaning stated on page 1 hereof.

     "NationsBank" has the meaning stated on page 1 hereof.

     "NBD" has the meaning stated on page 1 hereof.

     "Net Worth" means, for any period, the redemption value of the total issued and outstanding shares of Wyatt's redeemable common stock, as adjusted for redemption value greater than amounts paid by Wyatt's shareholders, for such period, plus retained earnings and cumulative translation gains, if any, for such period.

     "Net Worth Test Year" has the meaning stated in Section 7.6(a).

     "Notes" has the meaning stated in Section 2.1(g).

     "Notice of Borrowing" has the meaning stated in Section 5.2(b) hereof and shall be in substantially the form of EXHIBIT K.

     "Obligations" has the meaning stated in Section 9.1.

     "Official" has the meaning stated in Section 8.1(e).

     "PBGC" has the meaning stated in Section 4.10.

     "Permitted CSAP Loan" means a loan extended under the Canadian Loan Program to one of Wyatt's Canadian employees for which a Separation Allowance Account is maintained having a balance not in excess of 90% of the dollar amount credited from time to time to such account.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or a government or any agency or political subdivision thereof.

     "Plan" has the meaning stated in Section 4.10.

     "Pledge Agreements" has the meaning stated in Section 3.5(a).

     "Pledged Shares" has the meaning stated in Section 3.5(a).

     "Prime Rate" means the per annum rate of interest established from time to time by the Agent at its principal office in Charlotte, North Carolina as its Prime Rate. Any change in the interest rate resulting from a change in the Prime Rate shall become effective as of 12:01 a.m. of the Business Day on which each change in the Prime Rate is announced by the Agent. The Prime Rate is a reference rate used by the Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor.

     "Prior Agreement" has the meaning stated in the recitals hereof.

     "Qualified Employees" has the meaning stated in the recitals hereof.

     "Ratable Share" has the meaning stated in Section 2.1(a) hereof.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "Required Financial Information" means, with respect to the applicable Calculation Date, (i) the financial statements of the Borrowers required to be delivered pursuant to Section 6.4 for the fiscal period or quarter ending as of such Calculation Date, and (ii) the certificate of an Authorized Financial Officer required by Section 6.4 to be delivered with the financial statements described in clause (i) above.

     "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material property is subject.

     "Revolving Credit Commitment" has the meaning stated in Section 2.1(a).

     "Revolving Credit Loans" has the meaning stated in Section 2.1(a).

     "Revolving Credit Note" has the meaning stated in Section 2.1(c).

     "Secured Obligations" has the meaning stated in Section 3.1.

     "Secured Parties" has the meaning stated in Section 3.1.

     "Selected Banks" (A) means the Banks which are signatories to this Agreement and (B) the one hundred largest commercial banks which either are United States national banking associations or are chartered under the laws of a state of the United States and which have ratings by Thompson BankWatch, Inc. (or successor) no lower than the following: (i) for the largest fifty banks in asset size: "C"; and (ii) for the next fifty banks in asset size: "B" and (C) banks chartered under the laws of Canada and of a quality and/or rating equivalent to or not less than the rating identified in (B)(ii) above.

     "Separation Allowance Account" means the account established for each of Wyatt's qualified Canadian employees to which, from time to time, Wyatt may credit dollar amounts allocated to such employee based on such employee's share in the CSAP. For the avoidance of doubt, no such account shall be funded with actual dollars, but the dollar amount credited thereto shall be reflected as a liability on the balance sheet of Wyatt.

     "Stock Powers" has the meaning stated in Section 3.5(b).

     "Subsidiaries" means the corporations identified on SCHEDULE 1 and any other Person in which, at any time subsequent to the Closing Date, any Borrower, directly or indirectly, beneficially or legally, (i) owns more than 50 percent of the stock having ordinary voting power for the election of Directors, in the case of a corporation, or (ii) owns more than 50 percent of the ownership interests of a partnership or joint venture or is a general partner of a partnership.

     "Termination Date" means (i) as to the Revolving Credit Loans, the Maturity Date and (ii) as to any Employee Loan, the date of the final maturity of such Employee Loan.

     "Total Commitment" has the meaning stated in Section 2.1(a).

     "Unused Aggregate Total Commitment" means, for any date of calculation, the amount by which (a) the aggregate of the then applicable Total Commitments exceeds (b) the sum of (i) the outstanding aggregate principal amount of all Revolving Credit Loans, (ii) the outstanding aggregate principal amount of all Employee Loans and (iii) the LOC Obligations outstanding.

     "Unused Fee" has the meaning stated in Section 2.9(b).

     "Unused Fee Calculation Period" has the meaning stated in Section 2.9(b).

     "Vice President and Chief Financial Officer" means the person holding the office identified and described in Section 4.12 of Wyatt's bylaws or the person acting in such capacity or, in the event of a change in the title or description, the person holding the office, under whatever title, most closely corresponding to the description now contained in such Section 4.12 and most closely corresponding to the typical duties of a chief financial officer of a corporation or the person acting in such capacity.

     "Watson" has the meaning stated in Section 7.1(c).

     "WIC" has the meaning stated on page 1 hereof.

     "WPC-LLC" has the meaning stated on page 1 hereof.

     "WPC-LP" has the meaning stated on page 1 hereof.

     "WWH(E)L" has the meaning stated in Section 7.1(c).

     "Wyatt" has the meaning stated on page 1 hereof.

     Section 1.2. ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all financial and accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time ("GAAP"), applied on a basis consistent (except for changes concurred in by Wyatt's independent public accountants) with the most recent audited consolidated financial statements of Wyatt and its consolidated Subsidiaries delivered to the Banks.

     Section 1.3. OTHER DEFINITIONAL PROVISIONS. References in this Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles,
Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. Wherever used herein, the singular number shall include the plural, and vice versa, whenever appropriate to protect the interests of the Banks, and the conjunctive shall include the disjunctive, and vice versa, whenever so appropriate. Without limitation of the foregoing, references to any or each Borrower shall be deemed to include the Borrowers collectively, and vice versa, whenever appropriate to protect the interests of the Banks. "Include", "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and assigns of such Person. References "from" or "through" any date mean, unless otherwise specified, "from and including" or "through and including", respectively.

                         ARTICLE II. LOANS AND PAYMENTS

Section 2.1.   LOANS.

     (a) REVOLVING CREDIT COMMITMENT. Each of the Banks hereby severally agrees to lend and Borrowers agree to accept, subject to the terms and conditions of this Agreement, revolving credit loans not to exceed at any one time outstanding to the Borrowers, together with the LOC Obligations, the lesser of (i) such Bank's Ratable Share of $55,000,000 (the "AGGREGATE REVOLVING CREDIT COMMITMENT," and each Bank's Ratable Share of the Aggregate Revolving Credit Commitment being a "REVOLVING CREDIT COMMITMENT"), as such amount may be increased or reduced from time to time pursuant to Section 2.8, and (ii) such Bank's Ratable Share of the Borrowing Base, net of the aggregate outstanding principal amount of the Employee Loans, at such time. Each Bank's Revolving Credit Commitment, as such amount may be increased or reduced from time to time pursuant to Section 2.8, is set forth beneath such Bank's name on the signature pages hereof opposite the caption "REVOLVING CREDIT COMMITMENT." As used herein, "RATABLE SHARE" shall mean the proportion that a Bank's Total Commitment bears to the Total Commitments of all of the Banks. As to any Bank, "TOTAL COMMITMENT" shall mean the amount set forth beneath such Bank's name on the signature pages hereof opposite the caption "TOTAL COMMITMENT," as such amount may be reduced from time to time pursuant to Section 2.8. "BORROWING BASE" shall mean the sum of (x) 85 percent of Borrowers' billed Eligible Receivables, and (y) 50 percent of Borrowers' unbilled Eligible Receivables; PROVIDED, HOWEVER, that at no time shall the amount of the Borrowing Base consisting of unbilled Eligible Receivables exceed the amount of the Borrowing Base consisting of billed Eligible Receivables. A "REVOLVING CREDIT LOAN" shall mean a revolving credit loan made by a Bank to the Borrowers pursuant to this Section 2.1, and "REVOLVING CREDIT LOANS" shall mean the Revolving Credit Loans of all the Banks to the Borrowers.

     (b) AVAILABILITY OF REVOLVING CREDIT LOANS. Revolving Credit Loans will be made in accordance with Section 2.2 and may be requested during the period beginning on the Closing Date and ending on the Maturity Date. All Revolving Credit Loans shall be in minimum amounts of $100,000 or integral multiples of $100,000 in excess thereof. Revolving Credit Loans for less than $1,000,000 shall consist of Base Rate Loans; Revolving Credit Loans for $1,000,000 and greater may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrowers may request; PROVIDED, HOWEVER, that no more than five
(5) Eurodollar Loans shall be outstanding hereunder at any time. Revolving Credit Loans may be repaid and reborrowed in accordance with the provisions hereof. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date and have the same duration, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period.

     (c) REVOLVING CREDIT NOTES. Each Revolving Credit Loan made by a Bank under this Agreement shall be evidenced by a revolving promissory note issued by the Borrowers to the Bank making such Revolving Credit Loan substantially in the form of EXHIBIT A and maturing on the Maturity Date (each such note, together with all amendments, extensions, renewals, replacements, or refundings thereof in whole or in part, is a "REVOLVING CREDIT NOTE" and such Revolving Credit Notes are, collectively, the "REVOLVING CREDIT NOTES").

     (d) EMPLOYEE LOAN COMMITMENT. Subject to the terms and conditions of this Agreement, NationsBank hereby also agrees to make term loans to Qualified Employees (collectively, the "EMPLOYEE LOANS" and each an "EMPLOYEE LOAN") not to exceed (i) at any one time outstanding in the aggregate the lesser of (A) $25,000,000 (the "EMPLOYEE LOAN COMMITMENT"), as such amount may be increased or reduced from time to time pursuant to Section 2.8, and (B) the Borrowing Base net of outstanding Revolving Credit Loans and LOC Obligations at such time and
(ii) with respect to any single such Employee Loan, the book value of the shares of stock to be purchased or refinanced with the proceeds of the Employee Loan, computed at the time such Employee Loan is made in accordance with the Bylaws of Wyatt. Subject to the terms and conditions of this Agreement, each Bank hereby irrevocably agrees to purchase a participation in the Employee Loans made or to be made hereunder, and a participation in all security now or hereafter provided with respect hereto, equal to its Ratable Share of such Employee Loans and security, not to exceed in the aggregate such Bank's Employee Loan Participation (as defined below) NOTWITHSTANDING (i) the amount of such borrowing may not comply with the minimum amount for advances of Employee

Loans otherwise  required  hereunder,  (ii) whether any conditions  specified in
Section 5.2 are then satisfied, (iii) whether an Incipient Default or an Event of Default then exists, (iv) failure for any such request or deemed request for an Employee Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Employee Loans are otherwise permitted to be made hereunder or (vi) any termination of the Total Commitments relating thereto immediately prior to or contemporaneously with such borrowing. NationsBank shall have no obligation under this Agreement to make any Employee Loan unless and until it shall have received from each of the other Banks, in accordance with this Agreement, such Bank's Ratable Share of such Loans in accordance with this Section 2.1(d) and Section 5.2(c). As to any Bank, "EMPLOYEE LOAN PARTICIPATION" shall mean the amount set forth beneath such Bank's name on the signature pages hereof opposite the caption "EMPLOYEE LOAN PARTICIPATION," as such amount may be increased or reduced from time to time pursuant to Section 2.8.

     (e) AVAILABILITY OF EMPLOYEE LOANS. Employee Loans will be made in accordance with Section 2.2. During the period from the Closing Date through January 5, 1999 (the "EMPLOYEE LOAN COMMITMENT PERIOD"), Employee Loans hereunder may be made (i) once during each fiscal year of Wyatt on the ordinary sale date for purchases by or for the benefit of Qualified Employees of Wyatt's common stock, which occurs during the period December 1 to March 31, and (ii) on such other dates as the Borrowers and the Agent may agree in writing. No single Employee Loan hereunder shall be in an initial amount less than $400.00.
Employee Loans shall consist of Adjusted Base Rate Loans. Amounts repaid on an Employee Loan may be reborrowed during the Employee Loan Commitment Period.

     (f) DELIVERY OF EMPLOYEE LOAN DOCUMENTS. Within 30 days of the funding of an Employee Loan, Wyatt shall provide in connection with such Employee Loan the following documents: (i) a completed documentation checksheet in a form approved in writing by NationsBank, a Stock Power (for all Pledged Shares consisting of certificated securities, if any), an executed Truth in Lending Disclosure Statement in the form of EXHIBIT F, an Employee Note, and a Pledge Agreement, all executed by the Qualified Employee to whom the Employee Loan is to be made (or, as to a Note, Pledge Agreement and Stock Power, if any, for Pledged Shares to be pledged by a personal holding company, by such personal holding company and by the Qualified Employee, as appropriate) (the Stock Power, if any, in all cases to be undated and executed in blank) and (ii) an Agreement to Stock Pledge Agreements, executed by Wyatt, substantially in the form of EXHIBIT J and identifying by schedule each of the funded Employee Loans.

     (g) EMPLOYEE NOTES. Each of the Employee Loans shall be evidenced by a promissory note (together with all amendments, extensions, renewals, or replacements thereof, an "EMPLOYEE NOTE" and, collectively, all such notes, "EMPLOYEE NOTES") issued to NationsBank by the Qualified Employee to whom the Employee Loan is made substantially in the form of EXHIBIT B. Each Employee Note shall mature on the earliest of (i) the seventh September 30 following the funding of the corresponding Employee Loan, (ii) one calendar year after the Qualified Employee to or for the benefit of whom the Employee Loan is made ceases to be a Qualified Employee and (iii) the date upon which any of the common stock purchased with the Employee Loan is sold. The Revolving Credit Notes and the Employee Notes are sometimes herein referred to collectively as the "Notes".

     (h) ACKNOWLEDGEMENT REGARDING REPLACEMENT NOTES. The Borrowers acknowledge that each Bank has surrendered that certain Third Replacement Revolving Credit Note dated September 15, 1994 and issued to it by Wyatt, Asset Services, WPC-LLC and WPC-LP in exchange for the Fourth Replacement Revolving Credit Note issued by the Borrowers to such Bank hereunder, without effecting any novation.


Section 2.2 LOAN PROCEDURES AND USE OF PROCEEDS; SERVICING

     (a) REQUESTS. Each request by the Borrowers for a Loan shall be submitted to the Agent in accordance with Section 5.2(b) or (c), as applicable, of this Agreement. As used herein, "LOANS" means the Revolving Credit Loans and Employee Loans and "LOAN" means any such Revolving Credit Loan or Employee Loan individually. Employee Loans made for the purchase by or for the benefit of Qualified Employees of shares of Wyatt common stock shall be made to Wyatt and duly applied by Wyatt to the purchase of such stock.

     (b) NOTICE TO BANKS. The Agent shall notify each of the other Banks as soon as practicable upon receipt of any request for a Revolving Credit Loan or an Employee Loan, and that notice shall include the date that the Borrowers desire the Loan to be made and such Bank's Ratable Share of such Loan. All funds constituting a Bank's Ratable Share of such Loan shall be received by Agent in immediately available funds or other funds satisfactory to Agent not later than 2:00 p.m., Charlotte, North Carolina time, on the date on which the Borrowers have requested the Loan to be made. Unless the Agent shall have been notified by telephone, confirmed in writing, by any Bank by 12:00 noon, Charlotte, North Carolina time, on the day the Borrowers have requested that such Loan be made that such Bank will not make available the amount which would constitute its Ratable Share of such requested Loan on the date specified therefor, the Agent may assume that such Bank has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrowers or to an appropriate escrow account, as appropriate, a corresponding amount. If and to the extent that such Bank shall not have made such amount available to the Agent, such Bank and each of the Borrowers severally agree to repay the Agent forthwith on demand such corresponding amount, and such Bank further agrees to pay to the Agent, upon demand, interest thereon, for each day from the date the Agent made such amount available to the Borrowers to the date such amount is repaid to the Agent, at the interest rate applicable at the time to Loans of the same type funded by the Agent.

     (c) USE OF REVOLVING CREDIT LOAN PROCEEDS. All proceeds of the Revolving Credit Loans shall be used by the Borrowers for general business purposes, PROVIDED, HOWEVER, that proceeds of the Revolving Credit Loans shall not be used to make payments of principal, interest, or fees under or in connection with the Employee Loans at any time that defaults under all or substantially all of the Employee Notes have occurred and are continuing.

     (d) USE OF EMPLOYEE LOAN PROCEEDS. All proceeds of the Employee Loans shall be used for purchases by or for the benefit of Qualified Employees of common stock of Wyatt.

     (e)  SERVICING.  Wyatt  agrees  to  act  as  servicer  for  the  Agent  and
NationsBank with respect to the Employee Loans (in such capacity, the "SERVICER"). On behalf of the Agent and NationsBank, the Servicer will administer, service and collect payments in respect of all Employee Loans, which duties shall include, without limitation, (i) prior to the funding of an Employee Loan to a Qualified Employee, (A) compiling and ensuring completion and execution, as applicable, of those documents provided by such Qualified Employee pursuant to Section 2.1(f), and (B) confirming such person's status as a Qualified Employee and (ii) subsequent to the funding of an Employee Loan to a Qualified Employee, (A) collecting payments submitted by such Qualified Employee pursuant to the relevant Employee Note, (B) recordkeeping regarding current loan balances and other matters relating to such Employee Loan, (C) responding to questions about such Employee Loan from such Qualified Employee and (D) providing to the Agent, within 51 days after the end of each calendar quarter, an Employee Loan delinquency report for the immediately preceding calendar quarter. The Agent shall have the exclusive right to remove the Servicer at any time for cause and, upon 30 days written notice, without cause. Upon any such removal, the Agent shall promptly appoint a successor Servicer who shall be reasonably acceptable to the Borrowers; PROVIDED, HOWEVER, that no approval of the Borrowers shall be required during the continuance of an Event of Default. Wyatt, with the prior written consent of the Agent, which consent shall not be unreasonably withheld, shall be permitted to appoint a subservicer to perform its obligations under this Section 2.2(e).

     Section 2.3 THE BANKS' OBLIGATIONS UNDER THE LOANS. Each Bank shall be obligated to fund Revolving Credit Loans requested under Section 5.2(b) and its participation in Employee Loans requested under Section 5.2(c) in accordance with its Ratable Share and Sections 2.1 and 2.2. The Obligations of each Bank hereunder are several and not joint. The failure of any Bank to perform its obligations hereunder shall not affect the obligations of any other Bank or any Borrower to any other party, nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder.

     Section 2.4 EXTENSION AND CONVERSION. Subject to the terms of Section 5.2, the Borrowers shall have the option, on any Business Day, to extend existing Revolving Credit Loans into a subsequent permissible Interest Period or to convert Revolving Credit Loans into Revolving Credit Loans of another type; PROVIDED, HOWEVER, that (i) except as provided in Section 2.14, Eurodollar Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto, (ii) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Incipient Default or Event of Default is in existence on the date of extension or conversion, (iii) Revolving Credit Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "INTEREST PERIOD" and shall be in such minimum amounts as provided in Section 2.1(b), (iv) no more than 5 separate Eurodollar Loans shall be outstanding hereunder at any time and (v) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such extension or conversion shall be effected by the Borrowers by giving a Notice of Extension/Conversion (or telephone notice promptly confirmed in writing) to the Agent prior to 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of, in the case of the conversion of a Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Revolving Credit Loans to be so extended or converted, the types of Revolving Credit Loans into which such Revolving Credit Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall constitute a representation and warranty by the Borrowers of the matters specified in Section 5.2(a). In the event the Borrowers fail to request extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Agent shall give each Bank notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

Section 2.5    LETTERS OF CREDIT.

     (a) ISSUANCE. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Bank may reasonably require, the Issuing Bank agrees from time to time to issue Letters of Credit from the Closing Date until the Maturity Date as the Borrowers may request, in a form acceptable to the Issuing Bank; PROVIDED, HOWEVER, that (i) the LOC Obligations outstanding shall not at any time exceed TEN MILLION DOLLARS ($10,000,000) and (ii) the sum of the aggregate principal amount of outstanding Revolving Credit Loans plus LOC Obligations outstanding shall not at any time exceed the lesser of (A) the Aggregate Revolving Credit Commitment and (B) the Borrowing Base, net of the outstanding principal amount of the Employee Loans. Except as otherwise expressly agreed upon by all the Banks, no Letter of Credit shall have an original expiry date more than two years from the date of issuance; PROVIDED, FURTHER, that no Letter of Credit, as originally issued or as extended, shall have an expiry date extending beyond the day before the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day.

     (b) NOTICE AND REPORTS. The request for the issuance of a Letter of Credit shall be submitted by the Borrowers to the Issuing Bank at least three (3) Business Days prior to the requested date of issuance. The Issuing Bank will, at least quarterly and more frequently upon request, disseminate to each of the Banks a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the account party, the beneficiary, the face amount and expiry date as well as any payment or expirations which may have occurred.

     (c) PARTICIPATION. Each Bank, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Bank in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Ratable Shares of the Banks) and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Bank therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Bank's participation in any Letter of Credit, to the extent that the Issuing Bank has not been reimbursed as required hereunder or under any such Letter of Credit, each such Bank shall pay to the Issuing Bank its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Bank of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Bank to so reimburse the Issuing Bank shall be absolute and unconditional and shall not be affected by the occurrence of an Incipient Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the joint and several obligation of the Borrowers to reimburse the Issuing Bank under any Letter of Credit, together with interest as hereinafter provided.

     (d) REIMBURSEMENT. In the event of any drawing under any Letter of Credit, the Issuing Bank will promptly notify the Borrowers. Unless the Borrowers shall immediately notify the Issuing Bank that the Borrowers intend to otherwise immediately reimburse the Issuing Bank for such drawing, the Borrowers shall be deemed to have requested that the Banks make a Revolving Credit Loan in the amount of the drawing as provided in subsection (e) hereof on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrowers jointly and severally promise to reimburse the Issuing Bank on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Credit Loan obtained hereunder or otherwise) in same day funds. If the Borrowers shall fail to reimburse the Issuing Bank as provided hereinabove (and Revolving Credit Loans are not available to effect such reimbursement), the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus two percent (2%). The Borrowers' reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrowers may claim or have against the Issuing Bank, the Agent, the Banks, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the applicable account party or the Borrowers to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Bank will promptly notify the other Banks of the amount of any unreimbursed drawing and each Bank shall promptly pay to the Agent for the account of the Issuing Bank in dollars and in immediately available funds, the amount of such Bank's pro rata share of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Bank from the Issuing Bank if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time); otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Bank does not pay such amount to the Issuing Bank in full upon such request, such Bank shall, on demand, pay to the Agent for the account of the Issuing Bank interest on the unpaid amount during the period from the date of such drawing until such Bank pays such amount to the Issuing Bank in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Bank's obligation to make such payment to the Issuing Bank, and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Total Commitments hereunder, the existence of an Incipient Default or Event of Default or the acceleration of the obligations of the Borrowers hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Bank to the Issuing Bank, such Bank shall, automatically and without any further action on the part of the Issuing Bank or such Bank, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Bank) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrowers with respect thereto.

     (e) REPAYMENT WITH REVOLVING CREDIT LOANS. On any day on which the Borrowers shall have requested, or been deemed to have requested, a Revolving Credit Loan to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Banks that a Revolving Credit Loan has been requested or deemed requested by the Borrowers to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Credit Loan comprised solely of Base Rate Loans shall be immediately made to the Borrowers by all Banks (notwithstanding any termination of the Total Commitments pursuant to Section 8.2) PRO RATA based on the respective Ratable Shares of the Banks (determined before giving effect to any termination of the Total Commitments pursuant to
Section 8.2) and the proceeds thereof shall be paid directly to the Issuing Bank for application to the respective LOC Obligations. Each such Bank hereby irrevocably agrees to make its pro rata share of each such Revolving Credit Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence NOTWITHSTANDING (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Credit Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether an Incipient Default or an Event of Default then exists, (iv) failure of any such request or deemed request for Revolving Credit Loans to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Credit Loans are otherwise permitted to be made hereunder or (vi) any termination of the Total Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Credit Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any of the Borrowers), then each such Bank hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from the Issuing Bank such participation in the outstanding LOC Obligations as shall be necessary to cause each such Bank to share in such LOC Obligations ratably (based upon the respective Ratable Shares of the Banks (determined before giving effect to any termination of the Total Commitments pursuant to Section 8.2)), PROVIDED that at the time any purchase of participation pursuant to this sentence is actually made, the purchasing Bank shall be required to pay to the Issuing Bank, to the extent not paid to the Issuing Bank by the Borrowers in accordance with the terms of subsection (d) hereof, interest on the principal amount of participation purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to, if paid within two (2) Business Days of the date of the Revolving Credit Loan, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

     (f) DESIGNATION OF SUBSIDIARIES AS ACCOUNT PARTIES. Notwithstanding anything to the contrary set forth in this Agreement, including without limitation subsection (a) hereof, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of a Borrower, provided that notwithstanding such statement, the Borrowers shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the Borrowers' reimbursement obligations hereunder with respect to such Letter of Credit.

     (g) RENEWAL, EXTENSION. The renewal or extension of any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

     (h) UNIFORM CUSTOMS AND PRACTICES. The Issuing Bank may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

     (i) INDEMNIFICATION; NATURE OF ISSUING BANK'S DUTIES.

          (i) In addition to its other obligations under this Section 2.5, the Borrowers hereby agree to protect, indemnify, pay and save the Issuing Bank harmless from and against any and all claims, demands, liabilities,
     damages,   losses,   costs,  charges  and  expenses  (including  reasonable
     attorneys' fees) that the Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Bank to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "GOVERNMENT ACTS").

          (ii) As between the Borrowers and the Issuing Bank, the Borrowers shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Bank shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of the Issuing Bank, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Bank's rights or powers hereunder.

          (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Bank, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Bank under any resulting liability to the Borrowers.
          It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Bank against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrowers including, without limitation, any and all Government Acts. The Issuing Bank shall not, in any way, be liable for any failure by the Issuing Bank or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Bank.

               (iv) Nothing in this subsection (i) is intended to limit the reimbursement obligations of the Borrowers contained in subsection (d) above. The obligations of the Borrowers under this subsection (i) shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Bank to enforce any right, power or benefit under this Agreement.

               (v) Notwithstanding anything to the contrary contained in this subsection (i), the Borrowers shall have no obligation to indemnify the Issuing Bank in respect of any liability incurred by the Issuing Bank (A) arising out of the gross negligence or willful misconduct of the Issuing Bank, as determined by a court of competent jurisdiction, or (B) caused by the Issuing Bank's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

          (j) RESPONSIBILITY OF ISSUING BANK. It is expressly understood and agreed that the obligations of the Issuing Bank hereunder to the Banks are only those expressly set forth in this Agreement and that the Issuing Bank shall be entitled to assume that the conditions precedent set forth in
     Section 5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; PROVIDED, HOWEVER, that nothing set forth in this Section 2.5 shall be deemed to prejudice the right of any Bank to recover from the Issuing Bank any amounts made available by such Bank to the Issuing Bank pursuant to this Section 2.5 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Bank.

          (k) CONFLICT WITH LOC DOCUMENTS. In the event of any conflict between this Agreement and any LOC Document, this Agreement shall control.

     Section 2.6 REPAYMENT. All obligations of the Borrowers hereunder are joint and several. Borrowers shall repay the outstanding principal balance under the Revolving Credit Notes in full on the Maturity Date. Borrowers shall also repay the amount of the outstanding principal balance under any Employee Note that is due and payable under such Employee Note, whether by acceleration of maturity or otherwise, 50 days after such amount becomes due and payable if such amount is then unpaid, provided, however, that at any time that defaults under all or substantially all of the Employee Notes have occurred and are continuing, Borrowers shall immediately repay the aggregate principal amount outstanding under the Employee Notes upon demand therefor by the Agent.

     Section 2.7. Interest.

          (a) REVOLVING  CREDIT LOANS.  Subject to the  provisions of subsection
     (d)  below,   each  Revolving  Credit  Loan  shall  bear  interest  on  the outstanding  principal balance  thereunder at a per annum rate equal to:

               (i) BASE RATE LOANS. During such periods as any Revolving Credit Loan (or portion thereof) shall consist of Base Rate Loans, at a per annum rate equal to the Base Rate.

               (ii) EURODOLLAR LOANS. During such periods as any Revolving Credit Loan (or any portion thereof) shall consist of Eurodollar Loans, at a per annum rate equal to the sum of the Eurodollar Rate for the Interest Period in effect for such Eurodollar Loan plus the Applicable Percentage for Eurodollar Loans in effect from time to time.

          (b) EMPLOYEE LOANS. Subject to the provisions of subsection (d) below, each Employee Loan shall bear interest on the outstanding principal balance thereunder at a per annum rate equal to the Applicable Rate in effect from time to time.

          (c) PAYMENTS AND ACCRUALS. Interest shall be payable in arrears on each Interest Payment Date applicable to the Loan (or portion thereof) unless otherwise specified herein. The interest due on each Interest Payment Date shall be (i) with respect to Revolving Credit Loans that are Base Rate Loans, the interest accrued during the immediately preceding month, (ii) with respect to Revolving Credit Loans that are Eurodollar Loans, the interest accrued during the applicable

     Interest Period or, where the applicable Interest Period is more than three months, the immediately preceding three-month portion thereof and (iii) with respect to Employee Loans, the interest accrued during the immediately preceding calendar quarter. Unless otherwise specifically provided herein or in the Notes, all late payments of principal and interest shall bear interest at the rate specified in clause (d) immediately below.

          (d) DURING AN EVENT OF DEFAULT. Notwithstanding the foregoing, upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the Notes, the Guaranty, the Pledge Agreements and any other related documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Base Rate).

          Section   2.8   PREPAYMENTS;   COMMITMENT   INCREASE;   REDUCTION   OR
     TERMINATION.

          (a) VOLUNTARY PREPAYMENTS. The Borrowers shall have the right to prepay the Revolving Credit Loans in whole or in part from time to time on any Business Day without premium or penalty; PROVIDED, HOWEVER, that (i) Revolving Credit Loans that are Eurodollar Loans may only be prepaid on three Business Days' prior written notice to the Agent specifying the applicable Loans to be prepaid; (ii) any prepayment of Revolving Credit Loans that are Eurodollar Loans will be subject to Section 2.17; (iii) each such partial prepayment of Loans shall be (A) in the case of Revolving Credit Loans that are Eurodollar Loans, in a minimum principal amount of $1,000,000 and in integral multiples of $100,000 in excess thereof and (B) in the case of Revolving Credit Loans that are Base Rate Loans, in a minimum principal amount of $100,000 and in integral multiples of $100,000 in excess thereof. Subject to the foregoing terms, amounts prepaid hereunder shall be applied as the Borrowers may elect; PROVIDED, that if the Borrowers shall fail to specify application of a voluntary prepayment then such prepayment shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities.

     (b) MANDATORY PREPAYMENTS; PURCHASE OF EMPLOYEE NOTES.

          (i) OVERADVANCE. (A) If at any time the sum of the aggregate amount of outstanding Revolving Credit Loans PLUS LOC Obligations outstanding shall exceed the Aggregate Revolving Credit Commitment, the Borrowers promise, jointly and severally, to prepay immediately the outstanding principal balance on the Revolving Credit Loans in an amount sufficient to eliminate such excess.

               (B) If at any time the sum of the aggregate amount of outstanding Employee Loans shall exceed the Employee Loan Commitment, then the Borrowers shall purchase from NationsBank, Employee Notes in an amount sufficient to eliminate such excess.

          (ii) MARGIN STOCK EVENT. In the event that any of the Pledged Shares become "margin stock" as defined by Regulation U (a "MARGIN STOCK EVENT"), the Borrowers promise, jointly and severally, to prepay immediately the outstanding principal balance on the Revolving Credit Loans and/or to purchase Employee Loans in an amount sufficient to bring the Loans into compliance with Regulation U.

          (iii) BORROWING BASE VIOLATION. Borrowers shall prepay Revolving Credit Loans at any time and in the amount that the aggregate principal balance of the Loans and LOC Obligations outstanding exceeds the Borrowing Base as provided in Section 6.6. In the event that the aggregate principal amount outstanding under the Employee Loans and the LOC Obligations exceeds the Borrowing Base after the Revolving Credit Loans are prepaid as required herein, then the Borrowers shall purchase from NationsBank Employee Notes and provide and grant to NationsBank and the Banks, to the extent of their participations, a perfected first-priority security interest in cash collateral (the "ADDITIONAL COLLATERAL") acceptable to NationsBank as determined by NationsBank in its discretion in an amount sufficient to reduce the aggregate outstanding balance under the remaining Employee Loans and LOC Obligations to an amount less than or equal to the Borrowing Base at such time; PROVIDED, HOWEVER, that in lieu of purchasing Employee Notes as provided herein the Borrowers may provide and grant to NationsBank and the Banks, to the extent of their participations, a perfected first-priority security interest in Additional Collateral in an amount equal to the amount that would otherwise be required to purchase Employee Notes hereunder.

          (iv) NONCOMPLIANCE WITH SECTION 2.1(F). In the event that Wyatt shall have failed timely to deliver the documentation required to be delivered in accordance with Section 2.1(f), the Borrowers promise, jointly and severally, to purchase the applicable Employee Loans.

          (v) APPLICATION. All prepayments made pursuant to this Section 2.8(b) shall (A) be subject to Section 2.17, and (B) be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest
     Period maturities.

     (c) NOTICE OF PREPAYMENTS; REBORROWING. The Borrowers will provide notice to the Agent of any prepayment by 12:00 noon (Charlotte, North Carolina time) on the date of prepayment in the case of prepayments of Base Rate Loans and on the third Business Day prior to the date of prepayment in the case of prepayments of Revolving Credit Loans that are Eurodollar Loans. Amounts paid on the Revolving Credit Loans under this Section 2.8 may be reborrowed in accordance with the provisions hereof.

     (d) COMMITMENT INCREASE. Subject to the Borrowing Base limitations stated in Section 6.6 hereof, upon 15 days' advance written notice from Borrowers to the Banks, and in increments of $2.5 million, up to $7.5 million of the amount available under the Aggregate Revolving Credit Commitment may be converted to amounts available under the Employee Loan Commitment, and up to $7.5 million of the amount available under the Employee Loan Commitment may similarly be converted to amounts available under the Aggregate Revolving Credit Commitment; PROVIDED, HOWEVER, that such conversions may be implemented on no more than two occasions during any fiscal year of Borrowers. Each increase hereunder in the Employee Loan Commitment or the Aggregate Revolving Credit Commitment shall reduce, dollar for dollar, the amount available under the Aggregate Revolving Credit Commitment or the Employee Loan Commitment, respectively. The Revolving Credit Commitment and the Employee Loan Participation of each Bank shall be ratably increased or decreased, as appropriate, with each increase or decrease in the Aggregate Revolving Credit Commitment and the Employee Loan Commitment. At no time shall (i) the Aggregate Revolving Credit Commitment exceed $62.5 million, (ii) the Employee Loan Commitment exceed $32.5 million, or (iii) the aggregate of the Total Commitments exceed $80 million.

     (e) REDUCTION OR TERMINATION. Borrowers may (i) terminate the Total Commitments at any time if no Loans or LOC Obligations are outstanding at such time, and (ii) ratably and permanently reduce from time to time, by an aggregate amount of not less than $3,000,000 and additional increments of $1,000,000, the unused portion of the Total Commitments, and may, in increments of $1,000,000, allocate such reductions to amounts available under the Revolving Credit Commitments and the Employee Loan Participations.

Section 2.9.   FEES.

     (a) ARRANGEMENT FEE. The Borrowers agree, jointly and severally, to pay to the Agent (or its designee) in immediately available funds on or before the Closing Date the arrangement fee set forth in the Agent's Fee
Letter.

     (b) UNUSED FEE. In consideration of the aggregate Total Commitments made available by the Banks hereunder, the Borrowers agree, jointly and severally, to pay to the Agent for the account of the Banks a fee (the "Unused Fee") on the Unused Aggregate Total Commitment computed at a per annum rate for each day during the applicable Unused Fee Calculation Period (hereinafter defined) equal to the Applicable Percentage for such Unused Fee. The Unused Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears on the third (3rd) Business Day of each January, April, July and October (and the

Termination Date) for the immediately preceding fiscal quarter (or portion thereof) (each such fiscal quarter or portion thereof for which the Unused Fee is payable hereunder being herein referred to as an "UNUSED FEE CALCULATION PERIOD"), beginning with the first of such dates to occur after the Closing Date.

     (c) ADMINISTRATIVE FEES. The Borrowers agree, jointly and severally, to pay to the Agent, for its own account, the annual administrative fee set forth in the Agent's Fee Letter, payable on each anniversary of the Closing Date until and including the last occurring Termination Date (the "AGENT'S FEE").

     (d) LETTER OF CREDIT FEE. The Borrowers agree, jointly and severally, to pay to the Agent for account of the Banks, a fee for each Letter of Credit issued hereunder (the "LOC FEE") on the available amount to be drawn under such Letter of Credit computed at a per annum rate for each day during the applicable LOC Term (hereinafter defined) equal to the Applicable Percentage for such LOC Fee. The LOC Fee shall commence to accrue on the issuance date for each Letter of Credit and shall be due and payable in arrears on the third (3rd) Business Day of each January, April, July and October (and on the expiry date thereof) for the immediately preceding fiscal quarter (or portion thereof) (each such fiscal quarter or portion thereof for which the LOC Fee is payable hereunder being herein referred to as an "LOC TERM"), beginning with the first of such dates to occur after the date of issuance of each Letter of Credit.

     Section 2.10 METHOD OF PAYMENT. Unless otherwise provided herein, whenever any payment of principal, interest, fees or any other payment to be made hereunder becomes due on other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the amount of interest then to be paid. All payments and prepayments by Borrowers hereunder and the makers of Employee Notes shall be made to the Agent, at its address stated in Section 10.8 hereof, in such money of the United States as at the time of payment shall be legal tender for the payment of public and private debts and in immediately available funds. Borrowers, jointly and severally, and the Banks hereby authorize the Agent to debit the deposit accounts of any or all of Borrowers, or to advance Revolving Credit Loans on Borrowers' behalf, at the time any payment by the Borrowers to the Agent under this Agreement is due, in the amount of the required payment. A payment must be received by the Agent or an instruction must be given the Agent to debit one or more deposit accounts of one or more of Borrowers and having collected balances sufficient to make such payment no later than 2:00 p.m., Charlotte, North Carolina, time, in order to be credited to Borrowers on the day of receipt. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans and Employee Loans which (unless such rate is determined by reference to the Federal Funds
Rate) shall be calculated based on a year of 365 or 366 days, as appropriate.

     Secion 2.11    APPLICATION OF COLLECTIONS.

          (a) DISTRIBUTION TO BANKS. All payments of principal, interest, fees, and costs or expenses by Borrowers prior to the occurrence and continuance of an Event of Default under Article VIII hereof, or by the issuer of an Employee Note prior to the occurrence and continuance of a default under such Employee Note, shall be distributed to the Banks by Agent as provided in this Section. If any other Bank shall at any time receive payment on any Loans directly or indirectly from any assets of any Borrower (including, without limitation, through exercise of setoff rights under Section 8.3 hereof) or the maker of any Employee Note in a greater amount than the proportionate amount of principal and interest due it under this Agreement, then such Bank shall purchase for cash (immediately prior to such payment, if necessary) a ratable proportion of the Revolving Credit Loans or the amounts outstanding under Employee Loan Participations held by the other Banks, including Agent, so that all recoveries of principal and interest shall be shared by Banks in accordance with their Ratable Shares. If all or any portion of such excess payment is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          (b) APPLICATION. Prior to the occurrence and continuance of an Event of Default hereunder or of a default under an Employee Note, Agent shall apply all Collections to the payment of costs or expenses, interest, fees, and principal attributable to the Notes to which the Collections apply, in that order. After the occurrence and continuance of any Event of Default hereunder or a default under an Employee Note, all such applications shall be made in accordance with the terms of Section 9.6. Agent shall remit to the Banks in immediately available funds, or retain for its own account, as applicable: (i) out of the principal portion of any such Collections, each Bank's, including Agent's, Ratable Share thereof; (ii) out of the fees portion of any such Collections each Bank's, including Agent's, Ratable Share thereof; (iii) out of the interest portion of any such Collections, each Bank's, including Agent's, Ratable Share thereof; and (iv) out of the costs or expenses portion of any such Collections, each Bank's, including Agent's, costs or expenses, pursuant to Section 10.6 hereof, as incurred. All remittances of principal, interest, fees, and costs or expenses hereunder to each of the other Banks shall be made as soon as practicable, but in no instance later than the Business Day of their receipt by Agent in immediately available funds, if such receipt occurs no later than 12:00 noon Charlotte, North Carolina time, or the next Business Day, if such receipt occurs later than 12:00 noon, and all such remittances shall be effected by Agent's initiating wire transfers or by such other means as are agreed in writing by both Agent and such Bank. Unless otherwise dictated by a court of competent jurisdiction, Agent shall, however, have no obligation to pay any Bank any amounts except out of those amounts actually received in collected funds for application to the Obligations, except as otherwise specifically provided in Section 9.12.

     Section 2.12 CAPITAL ADEQUACY. If, after the date hereof, any Bank has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Bank could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy), then, upon notice from such Bank to the Borrowers, the Borrowers shall be obligated to pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction. Each determination by any such Bank of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

     Section 2.13 INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any Interest Period, the Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers, absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Agent shall give telecopy or telephonic notice thereof to the Borrowers and the Banks as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Revolving Credit Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrowers have the right to convert Base Rate Loans to Eurodollar Loans.

     Section 2.14 ILLEGALITY. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Bank to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Bank shall promptly give written notice of such circumstances to the Borrowers and the Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Bank hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Bank to make or maintain Eurodollar Loans, such Bank shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Bank's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days or the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrowers shall pay to such Bank such amounts, if any, as may be required pursuant to Section 2.17.

     Section 2.15 REQUIREMENTS OF LAW. If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Bank, or compliance by any Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Bank becomes a Bank):

          (a) shall subject such Bank to any tax of any kind whatsoever with respect to any Letter of Credit or any Eurodollar Loans made by it or its obligation to make Eurodollar Loans, or change the basis of taxation of payments to such Bank in respect thereof (except for Non-Excluded Taxes covered by Section 2.16 (including Non-Excluded Taxes imposed solely by reason of any failure of such Bank to comply with its obligations under
     Section 2.16) and changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Bank or its applicable lending office, branch, or any affiliate thereof);

          (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Bank which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

          (c) shall impose on such Bank any other condition (excluding any tax of any kind whatsoever);

     and the result of any of the foregoing is to increase the cost to such Bank, by an amount which such Bank deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrowers from such Bank, through the Agent, in accordance herewith, the Borrowers shall be obligated to promptly pay such Bank, upon its demand, any additional amounts necessary to compensate such Bank for such increased cost or reduced amount receivable, PROVIDED that, in any such case, the Borrowers may elect to convert the Eurodollar Loans made by such Bank hereunder to Base Rate Loans by giving the Agent at least one Business Day's notice of such election, in which case the Borrowers shall promptly pay to such Bank, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 2.17. If any Bank becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Borrowers, through the Agent, certifying (x) that one of the events described in this paragraph (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Bank and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Bank, through the Agent, to the Borrowers shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     Section 2.16. Taxes

          (a) Except as provided below in this subsection, all payments made by any Borrowers under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the overall net income of any Bank or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Bank or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes, imposed: (i) by the jurisdiction under the laws of which such Bank, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or
     (ii) by reason of any connection between the jurisdiction imposing such tax and such Bank, applicable lending office, branch or affiliate other than a connection arising solely from such Bank having executed, delivered or performed its obligations, or received payment under or enforced, this Agreement. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent or any Bank hereunder, (A) the amounts so payable to the Agent or such Bank shall be increased to the extent necessary to yield to the Agent or such Bank (after payment of all NON-EXCLUDED TAXES) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, PROVIDED, HOWEVER, that the Borrowers shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Bank that is not organized under the laws of the United States of America or a state thereof if such Bank fails to comply with the requirements of paragraph (b) of this subsection whenever any Non-Excluded Taxes are payable by the Borrowers, and (B) as promptly as possible thereafter the Borrowers shall send to the Agent for its own account or for the account of such Bank, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fail to remit to the Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify the Agent and the Banks for any incremental taxes, interest or penalties that may become payable by the Agent or any Bank as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b) Each Bank that is not incorporated under the laws of the United States of America or a state thereof shall:

               (X) (i) on or before the date of any payment by the Borrowers under this Agreement to such Bank, deliver to the Borrowers and the Agent (A) two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

               (ii) deliver to the Borrowers and the Agent two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers; and

               (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrowers or the Agent; or

               (Y) in the case of any such Bank that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (i) represent to the Borrowers (for the benefit of the Borrowers and the Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (ii) agree to furnish to the Borrowers on or before the date of any payment by any Borrowers, with a copy to the Agent two (2) accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Bank's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Agreement (and to deliver to the Borrowers and the Agent two (2) further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrowers or the Agent for filing and completing such forms), and (iii) agree, to the extent legally entitled to do so, upon reasonable request by the Borrowers, to provide to the Borrowers (for the benefit of the Borrowers and the Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Bank to an exemption from withholding with respect to payments under this Agreement;

          unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes a Bank hereunder which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank so advises the Borrowers and the Agent. Each Person that shall become a Bank or a participant of a Bank pursuant to Section
          10.2 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, PROVIDED that in the case of a participant of a Bank the obligations of such participant of a Bank pursuant to this subsection (b) shall be determined as if the participant of a Bank were a Bank except that such participant of a Bank shall furnish all such required forms, certifications and statements to the Bank from which the related participation shall have been purchased.

     Section 2.17. INDEMNITY. The Borrowers, jointly and severally, promise to indemnify each Bank and to hold each Bank harmless from any loss or expense which such Bank may sustain or incur (other than through such Bank's gross negligence or willful misconduct) as a consequence of (a) default by the Borrowers in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrowers have given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrowers in making any prepayment of a Eurodollar Loan after the Borrowers have given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. With respect to Revolving Credit Loans that are Eurodollar Loans, such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (ii) the amount of interest (as reasonably determined by such Bank) which would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                             ARTICLE III. SECURITY

     Section 3.1. SECURITY INTERESTS. In order to secure the Loans and all other obligations of the Borrowers under this Agreement, the Guaranty as identified in
Section 3.4, the Notes and any Interest Rate Protection Agreement (collectively, the "SECURED OBLIGATIONS"), Borrowers hereby reaffirm their prior grants and further grant to (i) the Agent, as agent for itself and for the other Banks with respect to the Revolving Credit Loans, (ii) NationsBank and the Banks, as participants, with respect to the Employee Loans, and (iii) any Interest Swap Provider (collectively, the "SECURED PARTIES"), on a pro rata basis, a first-priority security interest in all of their accounts receivable, including all rights of Borrowers to payment for goods sold or leased or services rendered, whether or not earned by performance, whether or not billed or evidenced by an instrument or chattel paper, whether or not reduced to judgment, and whether now existing or hereafter arising, together with all cash and non-cash proceeds thereof, including, without limitation, all instruments issued to it by any account debtor (all collateral in which the Borrowers herein grant and reaffirm prior grants of security interests and in which the Borrowers cause any Subsidiary to grant security interests, and all Additional Collateral in which any Borrower may grant NationsBank and the Banks, as participants, security interests in accordance with Section 2.8(b)(iii), is, collectively, the "COLLATERAL").

     Section 3.2. PERFECTION AND ADMINISTRATION. In order to perfect the rights of the Secured Parties in the security interests and liens granted and to be granted hereunder and to assure to the Secured Parties the further protection and effective administration of their interests hereunder, each Borrower agrees that all financing statements and assignments filed in the United States and Canada pursuant to the Prior Agreement remain in full force and effect with respect to this Agreement, and each Borrower shall

          (a) execute and deliver to the Agent, for the benefit of the Secured Parties, for filing such financing statements, amendments, and continuation statements as the Agent may, from time to time, present to such Borrower, and any assignment, endorsement, hypothecation agreement, instrument, estoppel certificate or other writing that the Agent may determine to be necessary or reasonably appropriate in order to perfect or protect the Agent's security interests in, or liens on, or, upon the occurrence and during the continuance of an Event of Default, to facilitate the collection of, the Collateral, or otherwise to carry out the terms of this Agreement; PROVIDED THAT, the Agent presently proposes to cause the filing of financing statements or other documents to effect or maintain perfection only in filing offices in the United States and in British Columbia, Ontario, and Quebec;

          (b) permit the Banks, or their agents access, upon reasonable request therefor and during normal business hours, but not more than twice annually in the absence of any Event of Default or Incipient Default (PROVIDED that the Banks shall make reasonable efforts to coordinate their exercise of rights hereunder in order to avoid excessive disruption to such Borrower), to the books, records, receipts, and all other data of such Borrower pertaining to the Collateral and the Employee Loans hereunder or relating to contracts, accounts receivable, or any other transaction affecting the Banks' interests hereunder and thereunder, and to examine all such data, contracts, and accounts and make extracts from the records thereof; PROVIDED, that the Banks may exercise their rights hereunder more than twice annually, as they may choose in their sole discretion, during the existence of any Event of Default or Incipient Default; and

          (c) cause appropriate administrative officials of such Borrower to meet with the Banks as the Banks may reasonably request, including without limitation in connection with any examination or extraction of data, contracts, accounts, receipts, books, or records under subsection 3.2(b) above.

     Section 3.3. POWER OF ATTORNEY; NOTICE. Each Borrower irrevocably appoints the Agent its true and lawful attorney with full power of substitution, after the occurrence and continuance of an Event of Default or Incipient Default, to issue bills or invoices for unbilled Eligible Receivables and to endorse or negotiate in such Borrower's name any checks or other instruments of payment constituting proceeds of the Collateral and to take any action which the Agent reasonably deems necessary to perfect, protect or preserve the liens and security interests of the Agent and the Banks on and in the Collateral in the United States, Quebec, British Columbia and Ontario, or any portion thereof, or, after the occurrence and continuance of an Event of Default, to enforce any of the Agent's or the Banks' other rights in the Collateral, including, without limitation, notification to account debtors of the Agent's and the Banks' security interest and/or direction to such account debtors to make payments directly to the Agent. Each Borrower irrevocably appoints the Agent as its true and lawful attorney and agent, with full power of substitution, effective upon the occurrence of an Event of Default or Incipient Default, to execute and file on its behalf, Uniform Commercial Code financing statements in any appropriate public office.

     Section  3.4.  GUARANTY.   All  Employee  Loans  shall  be  unconditionally
guaranteed by the Borrowers under a guaranty in the form of EXHIBIT C in the full amount of the Employee Loans (the "GUARANTY").

     Section 3.5. PLEDGE AGREEMENTS;  PLEDGED SHARES.

          (a) PLEDGE AGREEMENTS. All common stock of Wyatt purchased or refinanced with the proceeds of the Employee Loans (the "PLEDGED SHARES") shall be pledged to NationsBank and the Banks, to the extent of their participations, by the purchasers of the Pledged Shares pursuant to stock pledge letter agreements ("PLEDGE AGREEMENTS") substantially in the form of Exhibit D-1 (for individual purchasers) or D-2 (for personal holding companies).

          (b) DELIVERY OF CERTIFICATES; BOOK ENTRIES. (i) The Borrowers shall cause all certificates and any other instruments or documents evidencing ownership of Pledged Shares, if any, to be delivered to NationsBank at the address specified in Section 10.8 hereof promptly upon the funding of the related Employee Loans, shall cause all such certificates to be accompanied by executed assignments separate from the certificates in blank in the form of EXHIBIT E hereto ("STOCK POWERS"), and shall cause the following legend to be placed on all such certificates:

               "In the event the shares represented by this certificate are sold, the purchaser may be required to remit the purchase price directly to the Company to be applied in payment of certain indebtedness of the registered holder to NationsBank, N.A., as agent for itself and certain other banks."

          (ii) With respect to all Pledged Shares that consist of uncertificated securities, Wyatt shall, or shall cause its transfer agent to, (A) register on its books the pledges to NationsBank of such Pledged Shares promptly upon the funding of the related Employee Loans, (B) identify on all initial and periodic statements and all other statements or notices respecting the Pledged Shares the pledges to NationsBank of the Pledged Shares and the restriction that any purchaser of the Pledged Shares may be required to remit the purchase price directly to Wyatt to be applied in payment of the related Employee Loan, and (C) have all pledgee notices and statements respecting the Pledged Shares delivered to NationsBank at the address specified in Section 10.8 hereof.

          (c) SALES. Upon the occurrence of any event giving NationsBank the option to accelerate the maturity date under any Employee Note or the termination of employment of the maker of any Employee Note as provided in
     Section 9.4 of Wyatt's Bylaws, Wyatt may treat such event or termination as an offer to sell to Wyatt or to one or more Eligible Purchasers (as defined in Section 9.9(a) of Wyatt's Bylaws) the Pledged Shares affected thereby or pledged pursuant to the Employee Note affected thereby under the terms and conditions of Section 9.4 of Wyatt's Bylaws. In the event that any or all Pledged Shares are sold to one or more Eligible Purchasers prior to repayment of the associated Employee Loan, Wyatt shall direct such Eligible Purchasers to remit the purchase price directly to Wyatt. Wyatt shall apply the proceeds of any sale of Pledged Shares (i) first, to pay any remaining balance under the Employee Note secured by the Pledged Shares sold (including principal, interest, and collection expenses), (ii) second, to pay any other amounts required by applicable law, and (iii) third, to the maker of the related Employee Note to the extent, if any, of any surplus proceeds. Upon payment by the Borrowers of the remaining amounts owed under the Employee Note secured by the Pledged Shares sold, NationsBank shall return such Pledged Shares to Wyatt.


                   ARTICLE IV. REPRESENTATIONS AND WARRANTIES

     In order to induce the Agent and the Banks to enter into this Agreement, each Borrower hereby warrants and represents to the Agent and each of the Banks, as of the Closing Date and as of the date of funding of each Loan, as follows:

     Section 4.1. ORGANIZATION. Such Borrower and each of its Material Subsidiaries, if any (all of each Borrower's Subsidiaries being identified on SCHEDULE 1), is a corporation, limited liability company or limited partnership, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business in every jurisdiction where such qualification is necessary (except for jurisdictions the failure in which to qualify would have no material adverse impact upon such Borrower's operations, properties, or financial condition, on a consolidated basis), will promptly correct any failure to qualify upon receipt of notice of such failure, has the power and authority to own its assets and transact the business in which it is engaged, and has obtained all necessary certificates, franchises, and licenses (collectively "LICENSES") for the operation of the business in which it is engaged, except for Licenses the absence of which would have no material adverse impact upon such Borrower's operations, properties, or financial condition, on a consolidated basis.


          Section 4.2. AUTHORIZATION

          (a) The execution, delivery and performance of this Agreement, the Revolving Credit Notes, the Guaranty, the Pledge Agreements, and such other documents as are required to be delivered by it hereunder

               (i) are within the organizational powers of such Borrower;

               (ii) have been duly authorized by all necessary organizational action;

               (iii) do not violate any provision of the Articles of Incorporation, Bylaws, Limited Liability Company Certificate or Agreement, or Limited Partnership Certificate or Agreement of such Borrower, as applicable, or of any law or material rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect and having applicability to such Borrower;

               (iv) are not in conflict with and do not result in a breach of or constitute a default under any material indenture, loan or credit agreement, or any other material agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected; and

               (v) do not result in, or require the creation or imposition of, any mortgage, deed of trust, pledge, lien, security, interest or other charge or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by such Borrower, except for the encumbrances granted or to be granted to the Agent, for the benefit of the Banks, under Article III.

          (b) Except as listed on SCHEDULE 2, each of such Borrowers and its Material Subsidiaries (if any) is in compliance with all applicable laws, rules, regulations, writs, judgments, orders, injunctions, decrees, determinations or awards applicable to it and is not materially in default under any indenture, agreement, lease or instrument, where such noncompliance or default would have a material adverse effect on the financial condition, properties or operations of such Borrower, on a consolidated basis, or its ability to perform its obligations hereunder (the term "default" as used herein includes any Event of Default or Incipient Default, as defined in Sections 8.1 and 5.2(a), respectively).

     Section 4.3. VALIDITY. This Agreement, the Revolving Credit Notes, the Guaranty, and (with respect to Wyatt only) the Pledge Agreements have been or shall be duly executed and delivered by such Borrower under the terms of this Agreement, and, when so executed, constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower and the Collateral in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, reorganization, or similar laws affecting the enforceability of creditors' rights in general and except for generally applicable principles of equity (collectively, the "GENERAL EXCEPTIONS").

     Section 4.4. GOVERNMENTAL APPROVALS. No filing with or action or approval of any Governmental Authority is or will be required under existing law in connection with the valid execution, delivery or performance by such Borrower of this Agreement, the Revolving Credit Notes, the Guaranty, or (with respect to Wyatt only) the Pledge Agreements, or in connection with the validity and enforceability of the security interests in the Collateral, except as has been accomplished or obtained and none of which has been or is threatened to be rejected or revoked, and except for the filing of the financing statements required under Section 3.2.

     Section 4.5. LITIGATION. Except as identified on SCHEDULE 3, there are no actions, suits, investigations or other proceedings pending or, to the knowledge of such Borrower, threatened against or affecting such Borrower or any of its Subsidiaries or any of their properties before any court or Governmental Authority which, if determined adversely to such Borrower or any Subsidiary, would have a material adverse effect on the financial condition, properties or operations of such

Borrower, on a consolidated basis, or its ability to perform its obligations hereunder.

     Section 4.6.   FINANCIAL CONDITION

          (a) The  financial  statements  delivered  to the  Agent  pursuant  to
     Section 5.1(i) fairly present the financial condition of Wyatt, on a consolidated basis, as of the dates stated therein, and the results of the operations of Wyatt, on such basis, for the accounting periods covered therein; except as stated on SCHEDULE 2, as of the Closing Date such Borrower has no material contingent tax or other liability not disclosed by or reserved against in the balance sheets delivered as part of such financial statements; there are no material unrealized or anticipated losses from any commitment of such Borrower; and there has been no material adverse change in the financial condition or results of operations of such Borrower since the date and period covered by such financial statements.

          (b) As of the Closing Date, each of the Borrowers had a positive net worth of at least one dollar.

     Section 4.7. RECORDS AND BUSINESS LOCATION. The chief executive office and principal place of business of such Borrower and the office where such Borrower keeps its corporate and accounting records (including records relating to the Collateral) is and, in the absence of 15 days' prior written notice to the Agent will remain, located at 601 13th Street, N.W., Suite 1000, Washington, D.C. 20005 or 1850 M Street, N.W., Seventh Floor, Washington, D.C. 20036.

     Section 4.8. SECURITY INTERESTS. This Agreement and the Prior Agreement, together with financing statements and such other documents as are executed and delivered hereunder or thereunder, create valid and, assuming timely filing in all the jurisdictions other than England identified on SCHEDULE 4 and in British Columbia and Quebec, perfected first-priority security interests and liens in, on and to all of the Collateral relating to account debtors located in the United States, British Columbia, Ontario and Quebec (the "LOCAL COLLATERAL"), enforceable against the Local Collateral in accordance with the terms hereof and thereof, except for the General Exceptions.

     Section 4.9. ENCUMBRANCES. None of the Local Collateral is subject to any assignment, lien, security interest, charge or encumbrance, except for security interests in favor of the Agent for the benefit of the Banks pursuant hereto. No effective financing statement or other instrument similar in effect covering any of the Local Collateral is on file in any recording office, except such as have been or will promptly be filed in favor of the Agent relating to this Agreement or the Prior Agreement and as permitted under Section 7.2(b).

     Section 4.10. ERISA. With respect to any employee benefit plan for the benefit of employees of such Borrower or any of its subsidiaries ("PLAN") that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and regulations issued pursuant to ERISA, each of such Borrower and its Material Subsidiaries (if any) is in compliance in all material respects with the applicable provisions of ERISA, except as stated in SCHEDULE 2; no Plan maintained by such Borrower has incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA or Section 412 of the Internal Revenue Code; no Reportable Event as defined in Section 4043(b) of ERISA that requires notification of the Pension Benefit Guaranty Corporation ("PBGC") has occurred with respect to any Plan; and no provision of this Agreement will result in a Reportable Event or violation of ERISA.

     Section 4.11. MARGIN STOCK. Such Borrower is not and will not be engaged in the business of purchasing, carrying, or extending credit for the purpose of purchasing or carrying "margin stock," as defined by Regulation U, the Pledged Shares are not "margin stock" as defined by Regulation U, and no proceeds of any Loan hereunder will be used for the purpose of purchasing or carrying margin stock or extending credit for such purpose.

     Section 4.12. TAXES. Such Borrower, on a consolidated basis, has filed all United States income tax returns and all state and municipal tax returns which are required to be filed, and has paid, or made provision for the payment of, all taxes which have become due pursuant to said returns or pursuant to any assessment received by such Borrower, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

     Section 4.13. BURDENSOME DOCUMENTS. Except as identified on SCHEDULE 5, neither such Borrower nor any of its Material Subsidiaries, if any, is a party to or bound by, nor are any of their respective properties or operations materially affected by, any agreement, ordinance, decree, regulation, order, injunction, award or judgment that, to the actual knowledge of Wyatt's Vice President and Chief Financial Officer or General Counsel, as defined in Wyatt's Bylaws, would materially adversely affect the assets, properties or operations of such Borrower, on a consolidated basis or its ability to perform its obligations hereunder.

     Section 4.14. ENVIRONMENTAL MATTERS. Such Borrower does not own any real property except as listed on SCHEDULE 6. Neither Wyatt's Vice President and Chief Financial Officer nor its General Counsel has received any actual notice that any property owned, leased or operated by such Borrower has been listed or proposed for listing on the National Priorities List established by the United States Environmental Protection Agency, or on any other list developed or maintained by any federal, state or local governmental entity and purporting to identify properties posing the threat of pollution or contamination due to the presence of hazardous substances, nor has either received notice or knowledge of such pollution or contamination of any property owned, leased, or operated by such Borrower.

     Secion 4.15. EMPLOYEE LOANS; STOCK PLAN; QUALIFIED EMPLOYEE STATUS. Wyatt's annual stock purchase plan for Qualified Employees (the "STOCK PLAN"), and the Qualified Employee loan program offered in connection therewith under the terms and provisions of this Agreement and the Employee Notes (the "EMPLOYEE LOAN PROGRAM") comply in all material respects with all applicable laws. Wyatt has lawfully and fully disclosed to the Qualified Employees the attendant risks and burdens of purchasing Wyatt common stock under the Stock Plan. Each person receiving an Employee Loan, was at the time of the making thereof, a Qualified Employee.

                         ARTICLE V. CONDITIONS PRECEDENT

     Section 5.1. CONDITIONS PRECEDENT TO CLOSING. The Banks' obligations under this Agreement are subject to the receipt by the Agent, in form and substance satisfactory to the Agent and its counsel, of each of the following:


          (a) the Revolving Credit Notes, executed by each Borrower;

          (b) this Agreement, with all Exhibits and Schedules, executed by each Borrower;

          (c) the Guaranty, executed by each Borrower;

          (d) financing statements executed by appropriate officers of the Borrowers and covering the Collateral;

          (e) a certificate of good standing issued by the appropriate state officer with respect to the good standing of each Borrower and its organizational documents on file;

          (f)  copies,   certified  by  its   Secretary   or  other   authorized
     representative of each Borrower's organizational documents, with any amendments thereto;

          (g) resolutions of the Board of Directors or other appropriate authorizations of each Borrower, certified by its Secretary or other authorized representative authorizing the execution, delivery and performance, as applicable, of this Agreement, the Revolving Credit Notes, the Guaranty, and all other documents necessary for performance of the obligations of such Borrower under this Agreement, and identifying by title all officers or other authorized representatives of such Borrower authorized to execute requests for Loans under Section 5.2;

          (h) favorable opinions of counsel (including Canadian counsel as to perfection of the Canadian Eligible Receivables) for each Borrower;

          (i) financial statements of Wyatt, as follows: (i) a balance sheet and statements of cash flow, net worth, and income, all prepared on a consolidated basis and in accordance with GAAP and all certified as to fair and complete presentation by an Authorized Financial Officer as of the close of and for the first quarter of the current fiscal year of Borrowers,
     (ii) financial statements prepared on a consolidated basis, in accordance with GAAP and certified as to fair and complete presentation by an Authorized Financial Officer and by independent accountants of recognized standing acceptable to the Agent and containing no material qualifications, as of the close of and for the last fiscal year of Borrowers; and (iii) a statement of projected net worth and income for the Borrowers' 1996 fiscal year, prepared on a consolidated basis and certified as to fair and complete presentation by an Authorized Financial Officer;

          (j) certificates, executed by the Secretary or other authorized representative of each Borrower, as to the incumbency and authenticity of signatures of the officers or other authorized representatives of such Borrower executing this Agreement and any other documents required as conditions precedent under this Section and containing specimen signatures of all officers or other authorized representatives identified by such Borrower under subsection 5.1(g) above;

          (k) a solvency certificate of each Borrower, executed by its chief financial officer or other authorized representative, substantially in the form of EXHIBIT L; and

          (l) such other documents as the Agent may reasonably request.

     Section 5.2. CONDITIONS PRECEDENT TO LOANS AND ISSUANCE OF LETTERS OF CREDIT. Letters of Credit.

          (a) ALL LOANS AND LETTERS OF CREDIT. As a condition precedent to the funding of a Loan or the issuance of a Letter of Credit hereunder (a
     "CREDIT EVENT"), (i) there shall exist no Event of Default or event (an "INCIPIENT DEFAULT") which, with notice or lapse of time, or both, would constitute an Event of Default, either immediately prior to, or after giving effect to such Credit Event (ii) Borrowers shall have complied with all of the conditions stated in Section 5.1, (iii) a Margin Stock Event shall not have occurred, (iv) all necessary deliveries and filings to perfect the Agent's security interests in the Local Collateral shall have been accomplished, and (v) the representations and warranties of each of the Borrowers set forth in Article IV hereof shall be true and correct as if made and restated on the date of such Credit Event. Each request by Borrowers for Loans pursuant to Section 5.2(b) and (c) or a Letter of Credit pursuant to
     Section 2.5 shall be deemed to be a certification and warranty by each Borrower to the effect of the foregoing, and that the requested Loans or Letter of Credit, as the case may be, are within the availability under the Borrowing Base, as shown in the latest certificate in the form of EXHIBIT G ("BORROWING BASE CERTIFICATE") delivered by Borrowers (which shall be as of a date no more than 61 days prior to any such request).

          (b) REVOLVING CREDIT LOANS. As a further condition precedent to the funding of a Revolving Credit Loan, Borrowers shall request a Revolving Credit Loan borrowing by written notice (or telephone notice promptly confirmed in writing) to the Agent not later than 12:00 noon (Charlotte, North Carolina time) on the Business Day of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for a borrowing (a "NOTICE OF BORROWING") shall be irrevocable and shall specify (A) that a Revolving Credit Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrowers shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Credit Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder.

          (c) EMPLOYEE LOANS. As a further condition precedent to the funding of any Employee Loan, Wyatt shall deliver to NationsBank, (i) not less than five Business Days prior to the requested funding date, preliminary notice that Employee Loans will be requested and specifying the aggregate amount anticipated to be borrowed and (ii) not later than 12:00 noon (Charlotte, North Carolina time) on the requested funding date, an appropriate Notice of Borrowing specifying that the funding of Employee Loans is requested and confirming the amount thereof.

          As an additional condition precedent to the funding of any Employee Loan, (A) NationsBank shall have received from each of the other Banks such Bank's Ratable Share of the requested Employee Loan in accordance with this Agreement and (B) for each requested Employee Loan, Wyatt and/or its transfer agent shall have received from the Qualified Employee (or personal holding company) to whom the Employee

     Loan is to be made, such additional pledge instruction, if any, as Wyatt and/or its transfer agent may require in order to register on its books the pledge to NationsBank of the Pledged Shares.

                       ARTICLE VI. AFFIRMATIVE COVENANTS

     Each Borrower covenants and agrees that, until all of its obligations hereunder and under the Notes have been satisfied in full, and in the absence of prior written consent of the Agent:

     Section 6.1. PAYMENTS HEREUNDER. Borrowers shall make all payments of principal, interest, fees, and all other payments required hereunder, under the Revolving Credit Notes, under the Guaranty and under any other agreements with any of the Banks to which the Borrowers are party, as and when due. All obligations of the Borrowers to make payments hereunder are joint and several.

     Section 6.2. EXISTENCE AND GOOD STANDING; INSURANCE; CONDUCT. Such Borrower shall do or cause to be done all things necessary, with respect to itself and each of its Material Subsidiaries, (a) to preserve and keep in full force and effect its existence, employee stock plans, rights, licenses, permits, and franchises and comply with all applicable laws and all rules, regulations and orders of federal, state and local regulatory bodies having jurisdiction applicable to it noncompliance with which would have a material adverse effect upon the financial condition, properties, or operations of such Borrower on a consolidated basis; (b) to maintain and protect its material assets or properties used or useful in the conduct of its operations in a prudent manner including, without limitation, the maintenance at all times of such insurance upon its insurable properties, operations and professional services with reputable insurers as would be prudent for companies in the same or similar business as such Borrower; (c) to conduct its operations and continue the conduct of its business without any substantial change in the general nature of such operations or business from that in effect on the Closing Date; and (d) in the case of such Borrower, to maintain its material places of business as set forth in SCHEDULE 4, except that, upon 15 days' prior written notice to the Agent, such Borrower may change any such places of business.

     Section 6.3. TAXES AND CHARGES. Such Borrower shall, and shall cause each of its Subsidiaries to, timely file returns and pay and discharge all material taxes, assessments and governmental fees, charges or levies imposed upon it or its income or profits or upon its properties or any part thereof, before the same shall be in default, as well as all lawful claims which, if unpaid, might become a lien or charge upon such properties or any part thereof; PROVIDED, HOWEVER, that such Borrower shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and such Borrower shall have set aside on its books adequate reserves therefor.

     Section 6.4. FINANCIAL STATEMENTS. Such Borrower shall deliver or cause to be delivered to the Agent and the Banks,

          (a) within 120 days after the end of each  fiscal  year of  Borrowers,
     (i) Wyatt's annual financial statements, on a consolidated basis, containing a balance sheet as at the end of such fiscal year and statements of income, cash flows, and changes in stockholders' equity for such fiscal year, prepared in accordance with GAAP, certified as to fair and complete presentation by an Authorized Financial Officer and certified by independent accountants of recognized standing acceptable to the Agent, which accountants shall also include an opinion stating that their examination of the financial statements was conducted in accordance with generally accepted auditing standards and, if they have prepared a management letter as part of their responsibilities to Wyatt, a copy of such management letter promptly upon completion of such letter; and (ii) calculations, reviewed and certified by an Authorized Financial Officer, showing Wyatt's compliance with the applicable financial standards contained in Section 7.6;

          (b) within 50 days after the end of each of the first three quarters of each fiscal year of the Borrowers (except with respect to item (b)(ii) below, which shall be required to be delivered within 50 days after the end of each of the second and third quarters of each fiscal year of the Borrowers only) (i) a balance sheet and statements of income, cash flow, and net worth, all prepared on a consolidated basis and in accordance with GAAP, and all certified as to fair and complete presentation by an Authorized Financial Officer as of the close of and for such period; (ii) a statement of projected net worth and income, prepared on a consolidated basis and certified as to fair and complete presentation by an Authorized Financial Officer of Wyatt for the Borrowers' then-current fiscal year; and
     (iii) calculations, reviewed and certified by an Authorized Financial Officer, showing the Borrowers' compliance with the applicable financial standards contained in Section 7.6 hereof;

          (c) within 30 days after the end of each calendar month a statement, reviewed and certified by an Authorized Financial Officer, showing the agings of Wyatt's consolidated accounts receivable for such month and for the month that is immediately prior to such month and also for the month that is twelve months prior to such immediately prior month, showing net operating income, determined in accordance with Wyatt's internal accounting procedures, for each office where any Borrower is located substantially as shown on the monthly statements of Wyatt previously delivered to the Agent and the Banks under the Prior Agreement;

          (d) no later than 30 days after the close of each calendar month, a Borrowing Base Certificate, substantially in the form of EXHIBIT E, containing calculations reviewed and certified by an Authorized Financial Officer;

          (e) no later than 150 days after the commencement of each fiscal year of Borrowers, a projected balance sheet and income statement for such fiscal year, on a consolidated basis;

          (f) no later than 30 days after the close of each calendar month, a certificate as to Wyatt's compliance with clause (y) of Section 7.5(a) and specifying the aggregate balance (i) credited to all Separation Allowance Accounts and (ii) the aggregate balance of Permitted CSAP Loans, reviewed and certified by an Authorized Financial Officer;

          (g) upon the written request of the Agent and with reasonable notice, such other financial statements and reports as the Agent may reasonably deem necessary to provide current financial information; and

          (h) concurrently with the delivery of the financial statements and calculations required under subsections (a)-(g) of this Section, a certificate of an Authorized Financial Officer certifying the fair and complete presentation of the data and information used in making the calculations and stating that such annual financial statements have been prepared in accordance with GAAP and that there exists no Event of Default or Incipient Default hereunder.


     Section 6.5.  REPORTS.  Each  Borrower  shall  deliver to the Agent and the
Banks:

          (a) as soon as reasonably possible, and, in any event, within five Business Days after such Borrower receives notice or knowledge thereof or learns facts which would lead a reasonable Person to undertake diligent inquiry, a report or statement executed by a senior officer of such Borrower with respect to (i) the occurrence of any Reportable Event as defined by ERISA and regulations thereunder that requires notification to the PBGC, (ii) the occurrence of any Event of Default or Incipient Default or the material failure to observe or perform any covenant set forth herein or in any other agreement with any of the Banks to which such Borrower is a party, and any action taken or contemplated with respect thereto, and (iii)
     (A) any pending or threatened litigation or administrative proceedings or investigations against or affecting such Borrower or any of its Subsidiaries which, if determined adversely to such Borrower would have a material adverse effect upon the financial condition or operations of such Borrower, on a consolidated basis, and (B) any reserves set aside or to be set aside in connection with such proceedings, in accordance with GAAP; and

          (b) such other reports as the Agent may, from time to time, reasonably request in writing from the Borrowers.

     Section 6.6. LOAN BALANCES

          (a) REVOLVING CREDIT NOTES. The aggregate outstanding principal balance under the Revolving Credit Notes, plus LOC Obligations will, at no time, exceed an amount equal to the lesser of (i) $55,000,000 (except only as such amount may be increased to a maximum of $62,500,000, with a corresponding decrease in the Employee Loan Commitment, pursuant to Section 2.8(d) or decreased pursuant to Section 2.8(e)) or (ii) the Borrowing Base as shown on the latest Borrowing Base Certificate delivered to the Agent, plus the Additional Collateral provided in accordance with Section 2.8(b)(iii), if any, net of the aggregate amount outstanding under the Employee Loans at such time;

          (b) EMPLOYEE NOTES. The aggregate outstanding principal balance under the Employee Notes will, at no time, exceed an amount equal to the lesser of (i) $25,000,000 (except only as such amount may be increased to a maximum of $32,500,000, with a corresponding decrease in the Aggregate Revolving Credit Commitment, pursuant to Section 2.8(d) or decreased pursuant to Section 2.8(e)) or (ii) the Borrowing Base as shown on the latest Borrowing Base Certificate delivered to the Agent, plus the Additional Collateral provided in accordance with Section 2.8(b)(iii), if any, net of the aggregate amount outstanding under the Revolving Credit Loans, plus LOC Obligations; and

          (c) AGGREGATE TOTAL COMMITMENTS. The aggregate outstanding balance under the Revolving Credit Notes and the Employee Notes, PLUS the LOC Obligations will, at no time, exceed the lesser of (i) $80,000,000 (except only as such amount may be decreased pursuant to Section 2.8(e)) and (ii) the Borrowing Base as shown on the latest Borrowing Base Certificate, plus the Additional Collateral provided in accordance with Section 2.8(b)(iii), if any; PROVIDED that, if the Borrowers are delinquent with respect to the timely delivery of one (if more than one, the Borrowing Base shall be deemed to be zero) Borrowing Base Certificate pursuant to Section 6.4(d), the Borrowing Base at any such time shall be reduced to 75 percent of the Borrowing Base as shown on the last Borrowing Base Certificate delivered until the date of delivery to the Agent of a Borrowing Base Certificate as of a date no more than 61 days prior to such delivery.

     Section 6.7. UNCERTIFICATED SECURITIES. With respect to all Pledged Shares that consist of uncertificated securities,

Wyatt shall, or shall cause its transfer agent to, at all times and without limitation of any other requirements imposed by applicable laws comply with an issuer's obligations and duties regarding uncertificated securities and pledges thereof or security interests therein under Articles 8 and 9 of the Uniform Commercial Code as in effect in North Carolina (the "U.C.C."), including without limitation Article 8, Sections 207 (Rights and Duties of Issuer with Respect to Registered Owners and Registered Pledgees), 401 (Duty of Issuer to Register
Transfer, Pledge, or Release), and 408 (Statements of Uncertificated Securities). All statements of uncertificated securities as required by Sections 8-408(1), (2) and (7) of the U.C.C. shall be substantially in the forms of EXHIBITS H and I, as applicable. Such other statements of uncertificated securities as are required by Section 8-408 of the U.C.C. or may from time to time be properly issued by Wyatt and/or its transfer agent shall conform generally to the forms of EXHIBITS H and I, as appropriate.

     Section 6.8. POSITIVE NET WORTH. Each of the Borrowers shall maintain at all times a positive net worth of at least one dollar.

     Section 6.9. NOTIFICATION TO EMPLOYEES. Wyatt shall provide to the Agent within 45 days of the Closing Date evidence satisfactory to the Agent that all makers of the Employee Notes in existence on the Closing Date have been duly notified of the revised interest rates to be applicable under all Employee Notes from and after the Closing Date and have accepted in writing such change to their respective Employee Notes.

                        ARTICLE VII. NEGATIVE COVENANTS

     Each Borrower covenants and agrees that, until such time as all obligations hereunder and under the Notes have been satisfied in full, and in the absence of prior written consent of the Agent, which shall be given only in accordance with
Section 9.2(d):

     Section 7.1. MERGERS AND RELATED TRANSACTIONS. Such Borrower shall not, nor shall any of its Material Subsidiaries, (a) merge into or consolidate with or into any other Person, except that (i) in any fiscal year one or more Persons having liabilities not exceeding $15,000,000 in the aggregate may, in one or more mergers, merge into Wyatt (with Wyatt as the surviving corporation) and
(ii) any wholly-owned Subsidiary of a Borrower may merge into or consolidate with or into such Borrower or Wyatt or any other wholly-owned Subsidiary of such Borrower or Wyatt (so long as in the case of a Borrower or Wyatt, such Borrower or Wyatt is the surviving corporation); PROVIDED, HOWEVER, that before and after giving effect to any such merger, no Incipient Default or Event of Default shall then exist; (b) in the case of Wyatt, alter or amend its existing capital structure in a manner changing its status as an employee-owned corporation, or
(c) acquire or create any one or more Subsidiaries, except that (i) Wyatt may acquire or create one or more Subsidiaries PROVIDED that related acquisition costs or, as applicable to creation, capitalization, shall, in any fiscal year, not exceed $10,000,000 in the aggregate, and (ii) Wyatt may further acquire or create during the fiscal year ending June 30, 1995 (A) with
R. Watson and Son ("WATSON"), a European Subsidiary and holding company to be known as Watson Wyatt Holdings (Europe) Limited ("WWH(E)L"), PROVIDED that initial capitalization of WWH(E)L by Wyatt shall not exceed $13.0 million in principal indebtedness to be owed to Wyatt by WWH(E)L and $6.0 million in equity capitalization (inclusive of the assets and liabilities of Wyatt's existing European Subsidiaries that are transferred to WWH(E)L in the fiscal year ending June 30, 1995) and (B) a ten percent beneficial general partnership interest in Watson for an amount to exceed neither twenty percent of Watson's capital nor $12 million.

     Section 7.2. ENCUMBRANCES AND LOANS. Such Borrower shall not, nor shall it cause or suffer any of its Material Subsidiaries to,

          (a) create, assume, incur or suffer to exist any Funded Debt or any other type of indebtedness other than (i) as outstanding on the Closing Date (including any refinancing not increased in amount) and as listed on
     SCHEDULE 8, (ii) to the Banks  hereunder  or any  Interest  Swap  Provider,
     (iii) (A) unsecured indebtedness of such Borrower to Subsidiaries and (B) Investments (including debt and equity) of such Borrower in Subsidiaries as provided in Section 7.5, (iv) guaranty and other contingent obligations, excluding contingencies arising out of office and equipment leases and the Guaranty, which shall not be greater than $5,000,000 in the aggregate at the end of any fiscal quarter, and (v) indebtedness, not to exceed in the aggregate as to all Borrowers $10,000,000 outstanding at any one time, incurred on account of excess cash of such Borrowers held in foreign banks and used to reduce the outstanding principal balance under the Revolving Credit Loans; or

          (b) create, incur, assume or suffer to exist any mortgage, deed of trust, lien or other encumbrance, not in existence on the Closing Date, upon any of its real or personal properties or assets, whether now owned or hereafter acquired, except for (i) encumbrances granted to the Agent and the Banks hereunder; (ii) encumbrances for taxes not yet due or contested in good faith by appropriate proceedings; (iii) encumbrances arising out of equipment leases in the ordinary course of business; (iv) encumbrances arising out of the purchase of equipment in the ordinary course of business and limited to the specific equipment purchased; (v) pledges or deposits in the ordinary course of business in connection with worker's compensation or other forms of governmental insurance or benefits or to secure performance of statutory obligations, leases and contracts

     (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds; (vi) encumbrances of mechanics and other similar encumbrances arising in the ordinary course of business in respect of obligations not delinquent or being contested in good faith and by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP; and (vii) encumbrances arising in the ordinary course of business for sums being contested in good faith and by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP, or for sums not due, and in either case not involving any deposits or advances for borrowed money or the deferred purchase price of property or services.

     Section 7.3. SALES AND DISPOSITIONS. Such Borrower shall not, nor shall it cause or suffer any Material Subsidiary to, sell, transfer, lease, assign or otherwise dispose of all or any material part of its assets to any Person.

     Section 7.4. FISCAL YEAR; GOVERNING DOCUMENTS. Such Borrower shall not (a) change its fiscal year, unless (i) required to do so by law, (ii) 60 days' advance written notice thereof is given to the Agent, and (iii) covenants and agreements in this Agreement are amended as appropriate to accommodate such change, (b) materially amend or alter its certificate of incorporation, limited liability company certificate, or limited partnership certificate, as applicable, or (c) materially amend or alter any provision of its Bylaws, limited liability company agreement or limited partnership agreement, as applicable (including without limitation, in the case of Wyatt, Section 9 of its Bylaws) relating in any way to such Borrower's representations and warranties or ability fully and timely to comply with all of its obligations under this Agreement.

     Section 7.5. INVESTMENTS. Such Borrower shall not make any Investment (a) except, in the case of Wyatt, (i) in Asset Services, (ii) in WWH(E)L in an aggregate amount not to exceed $7.0 million in any fiscal year, (iii) in Watson in an aggregate amount not to exceed $6.0 million in any fiscal year, (iv) in any one or more other Subsidiaries in an aggregate amount not to exceed $13,000,000 in any fiscal year, (v) in any fiscal year, in any one or more Persons other than a Subsidiary in an aggregate amount not to exceed $50,000; PROVIDED that Wyatt shall be allowed to make (x)(A) loans for any lawful purpose to employees in an amount not to exceed $200,000 with respect to each such loan and (B) short-term loans to new or relocating employees to cover moving and other relocation costs in an amount not to exceed $500,000 with respect to each such loan, which loans under both clauses (A) and (B) shall not exceed in the aggregate at any one time outstanding $2,500,000 and (y) Permitted CSAP Loans, which loans under this clause (y) shall not exceed in the aggregate at any one time outstanding $5,000,000, and (vi) as permitted in Section 7.1(c), (b) except, in the case of Wyatt and

Asset Services, in WPC-LLC and WPC-LP, and (c) in the case of each Borrower, except Investments in (i) demand deposits in Selected Banks; (ii) marketable obligations of the United States or Canada; (iii) marketable obligations guaranteed by or insured by the United States or Canada, or those for which the full faith and credit of the United States or Canada is pledged for the repayment of principal and interest thereon; (iv) marketable obligations issued, guaranteed, or fully insured by any agency, instrumentality, or corporation of the United States or Canada established or to be established by the Congress or Parliament, respectively, for which the credit of such agency, instrumentality, or corporation is pledged for the repayment of the principal and interest thereof; (v) marketable general obligations of a state, a territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia (each, in this subsection, an "ENTITY"), unconditionally secured by the full faith and credit of such Entity, if such Entity has general taxing authority and the power to levy such taxes as may be required for the payment of principal and interest thereof, and that such obligations have a credit rating equal to at least Baa issued by Standard & Poor's Corporation ("S&P") or BBB issued by Moody's Investors Service, Inc.
("MOODY'S"); (vi) domestic and LIBOR, negotiable time and variable rate certificates of deposit issued by Selected Banks; (vii) marketable bankers' acceptances and finance bills accepted by Selected Banks; (viii) prime commercial paper having a credit rating equal to at least A-2 issued by S&P, P-2 issued by Moody's, or Duff-2 issued by Duff & Phelps Inc.; (ix) marketable corporate debt securities having an A credit rating issued by either S&P or Moody's; and (x) repurchase, reverse repurchase agreements and security lending agreements collateralized by securities of the type described in subsections
(c)(ii), (iv), (viii) and (ix).

     Section 7.6. FINANCIAL REQUIREMENTS. Wyatt, on a consolidated basis, shall not:quirements

          (a) cause or suffer its Net Worth to be (i) less than $68,462,400 at any time during the period beginning on the Closing Date and ending June 30, 1996, and (ii) at any time during any annual period from July 1 to June 30 (a "NET WORTH TEST YEAR") commencing after June 30, 1996, less than an amount that is equal to the minimum net worth requirement for the prior Net Worth Test Year plus 40% of net income (not to be less than zero) reported for the fiscal year ending immediately prior to the first day of the Net Worth Test Year to which the new minimum net worth requirement is to be applied (for example, the minimum net worth requirement for the 1996-1997 Net Worth Test Year (July 1, 1996 to June 30, 1997) shall be $68,462,400, plus 40% of net income reported for the fiscal year ending June 30, 1996);

          (b) cause or suffer its Fixed Charge Coverage Ratio to be (i) less than or equal to 1.4 to 1 for the immediately preceding four fiscal quarters as of each Calculation Date prior to and including June 30, 1996 and (ii) less than 1.5 to 1 for the immediately preceding four fiscal quarters as of each Calculation Date thereafter; or

          (c) cause or suffer its Debt to Cash Flow Ratio to be greater than 2.5 to 1 for the immediately preceding four fiscal quarters as of each Calculation Date.

     Section 7.7. FRANCHISES. Such Borrower shall not, nor shall any of its Material Subsidiaries, suffer the final revocation, suspension, material amendment or termination of any franchise, agreement, permit, or license as a result of which it is reasonably likely to suffer a material adverse effect upon its financial condition, properties or operations on a consolidated basis.

     Section 7.8. CERTIFICATED SECURITIES. Wyatt shall issue no certificates for any Pledged Shares except upon 30 days' prior written notice to the Agent.

     Section 7.9. CAPITAL EXPENDITURES. Wyatt, on a consolidated basis, shall not incur Capital Expenditures in excess of (i) $60,000,000 in the aggregate in the fiscal year ending June 30, 1996 and (ii) $50,000,000 in the aggregate in each fiscal year thereafter.

     Section 7.10. TRANSACTION WITH AFFILIATES. None of the Borrowers will enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (a)  transactions  permitted  by Section 7.1,  Section 7.2,  Section 7.3 or
Section 7.5, (b) normal compensation and reimbursement of expenses of officers and directors, (c) provision of financial and other services and the sharing of know-how, technology and office space in the ordinary course of business, and
(d) except as otherwise specifically limited in this Agreement, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transactions with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

     Section 7.11. LIMITATION ON RESTRICTIONS ON SUBSIDIARY DIVIDENDS AND OTHER DISTRIBUTIONS, ETC. None of the Borrowers will, directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution on any of such Person's capital stock, (b) subject to subordination provisions, pay any indebtedness owed to the Borrower or any other Borrowers, (c) make loans or advances to any other Borrowers or (d) transfer any of its property to any other Borrowers, except for encumbrances or restrictions existing under or by reason of (i) customary non-assignment provisions in any lease governing a leasehold interest, (ii) any agreement or other instrument of a Person existing at the time it becomes a Subsidiary of a Borrower in accordance with Section 7.5, PROVIDED that such encumbrance or restriction is not applicable to any other Person, or any property of any other Person, other than such Person becoming a Subsidiary of such Borrower and was not entered into in contemplation of such Person becoming a Subsidiary of such Borrower and (iii) this Agreement and the other Loan Documents.

     Section 7.12. ISSUANCE AND SALE OF SUBSIDIARY STOCK. None of the Borrowers will, except to qualify directors where required by applicable law, sell, transfer or otherwise dispose of, any shares of capital stock of any of its Subsidiaries or permit any of its Subsidiaries to issue, sell or otherwise dispose of, any shares of capital stock of any of its Subsidiaries to any Person other than a Borrower or its Subsidiaries.


                             ARTICLE VIII. DEFAULT

     Section 8.1. EVENTS OF DEFAULT. Each of the following events shall constitute an "EVENT OF DEFAULT" hereunder if such event shall not be remedied within the time period set forth below:

          (a) The Borrowers shall fail to pay (i) any amount of principal (except required prepayments) hereunder or under the Revolving Credit Notes when due and payable, or (ii) any amount of interest or required prepayment of principal or fee required to be paid hereunder, within five days after the date when due and payable;

          (b) Any Borrower or any of such Borrower's Subsidiaries shall fail to pay any indebtedness in excess of $3,000,000 (other than under this Agreement) when due (whether by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise), shall fail to meet its obligations under the terms of the Guaranty or any other material guaranty when called upon to do so, or shall fail to perform any material term, covenant or agreement on its part to be performed under any agreement or instrument evidencing or securing or relating to any such indebtedness or guaranty when required to be performed, if the effect of any such failure is to accelerate, or to permit the holder or holders of such indebtedness or the trustee under any such agreement or instrument to accelerate, the maturity of such indebtedness or of any obligation guaranteed by such Borrower, and such Borrower has not cured such failure within the grace period provided by the applicable agreement or instrument, whether or not such holders or trustees elect to exercise such remedy or to waive such failure;

          (c) Any representation or warranty made by any Borrower herein or in any certificate, agreement, instrument, report or statement contemplated by or made or delivered pursuant to or in connection herewith or any other agreement with any of the Banks to which such Borrower is a party, shall be, at the time of the making or deemed making of such representation or warranty, incorrect in any material respect;

          (d) Any Borrower shall fail to observe or perform any covenant or agreement contained in (i) Section 2.6 (as it pertains to Employee Notes),
     Section  2.8(b),  the  organizational  existence  clause of Section 6.2(a),
     Section 6.4, Section 6.5(a) or Sections 7.1, 7.2, 7.3, 7.5 and 7.6, or (ii) any other Section of this Agreement and such failure shall continue for more than 20 days after such Borrower shall have notice, knowledge or reason to know of any cause giving rise to such failure;

          (e) Any Borrower or any of such Borrower's Material Subsidiaries shall generally not pay its debts as they become due or admit in writing its inability generally so to pay its debts, make a material assignment for the benefit of creditors, seek an order for relief in bankruptcy, become insolvent within the meaning of the Federal Bankruptcy Code, petition or apply to any tribunal for the appointment of any receiver, custodian, liquidator, trustee, or similar official (hereinafter "OFFICIAL") for it or any substantial part of its property, commence any proceeding relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction (including, without limitation, the Federal Bankruptcy Code) or there shall be commenced against such Borrower any such proceeding which remains unstayed or undismissed for a period of 60 days, or such Borrower shall consent to, approve of or acquiesce in any such proceeding or the appointment of any such Official;

          (f) Any Borrower or any of such Borrower's Subsidiaries shall suffer the entry of judgment against it by any court of record having jurisdiction over it or any of its properties for the payment of money, if the aggregate of all such judgments outstanding against Wyatt, on a consolidated basis, is in excess of $3,000,000, or shall suffer the issuance of a writ of attachment of any material portion of its assets, and such Borrower shall not discharge the same, fully bond or insure against its discharge, provide for its discharge in accordance with its terms, or procure a stay of execution thereon within 45 days from the date of entry thereof, unless execution thereon is effectively stayed pending further proceedings;

          (g) Any security interest or lien granted or reaffirmed herein in any material portion of the Local Collateral shall, in any material respect, for any reason cease to be a valid and perfected security interest, encumbrance or lien having first priority as provided in Section 3.1;

          (h) Any Reportable Event (as defined in Section 4043 of ERISA) that requires notification to the PBGC and which the Agent determines in good faith might constitute grounds for the termination of any Plan covered by Title IV of ERISA or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan shall have occurred and be continuing 45 days after written notice to such effect shall have been given to the Borrowers by the Agent, or any such Plan shall be terminated, or a trustee shall be appointed by an appropriate United States District Court to administer any such Plan, or the PBGC shall institute proceedings to terminate any such Plan or to appoint a trustee to administer any such Plan, and in any such case the aggregate amount of vested unfunded liabilities under such Plan shall exceed $3,000,000;

          (i) Defaults under all or substantially all of the Employee Notes have occurred and are continuing; or

          (j) The Guaranty  shall be held invalid or  unenforceable  against any
     Borrower,   or  any  Borrower  shall  deny  or  disaffirm  its  obligations thereunder.

     Section 8.2. ACCELERATION. Upon the occurrence of any Event of Default, the Majority Banks, by written notice to the Agent and the Borrowers, may terminate the Total Commitments and instruct the Agent to declare the entire indebtedness of the Borrowers then outstanding hereunder or under the Notes immediately due and payable without presentment, demand, protest, notice of protest or any other notice of any kind, all of which are hereby expressly waived. Notwithstanding the foregoing provisions of this section, the entire indebtedness of Borrowers then outstanding hereunder or under the Notes shall become immediately due and payable and the Total Commitments terminated without notice or election of any kind and without need for any action by the Banks or the Agent if any Borrower shall file a voluntary petition for any order for relief in bankruptcy, for an arrangement with its unsecured creditors or for corporate reorganization under any bankruptcy or similar statute. The Banks shall have no obligation to make any Loans or disburse any loan proceeds during the existence of any Event of Default or Incipient Default.

     Section 8.3. RIGHT OF SETOFF. Upon the occurrence and during the continuance of any Event of Default not cured in accordance with this Agreement, each of the Banks is hereby authorized at any time and from time to time, without notice to any Borrower (any such notice being hereby expressly waived by each Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and any other indebtedness at any time owing, by such Bank to or for the credit or the account of such Borrower against all of the obligations of such Borrower, irrespective of whether or not the Agent shall have made any demand under this Agreement or the Notes, and although such obligations may be unmatured.

All amounts set off by a Bank pursuant to this Section shall be applied to all of such Borrower's obligations to such Bank, including those under or in connection with this Agreement, and to such Bank's Employee Loan Participation pro rata in accordance with the amount then outstanding under each such obligation. For purposes of this Section, each of the Banks shall be considered to be a "creditor" under the Federal Bankruptcy Code with respect to this Agreement, the Revolving Credit Notes, the Employee Notes and the Guaranty. The Banks agree to act in good faith and promptly to notify the affected Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Banks under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Banks may have.

     Section 8.4. RIGHTS TO COLLATERAL. Upon the occurrence and continuance of any Event of Default, the Agent on behalf of the Banks shall have all rights with respect to the Collateral hereunder as are available to secured parties under the Uniform Commercial Code and other applicable law in effect in North Carolina, and in any jurisdiction in which any portion of the Collateral is located (including without limitation the right to repossession without judicial process as set forth in Section 9-503 of the Uniform Commercial Code), and the Agent on behalf of the Banks may sell, assign and deliver all, or any part of, the Collateral at any public or private sale, as the Majority Banks may elect in accordance with Section 9.4, either for cash or on credit, and for present or future delivery without assumption of any credit risk, and without either demand, advertisement or notice of any kind, all of which are expressly waived. The Agent may at any time after the occurrence and continuance of any Event of Default notify account debtors on any Collateral that the Collateral has been assigned to the Agent and that proceeds shall be paid to the Agent on behalf of the Banks. Upon request by the Agent after the occurrence and continuance of any Event of Default, each Borrower agrees to so notify account debtors and to indicate on all account billings that the accounts are payable to the Agent on behalf of the Banks. In any event, each Borrower agrees that any notice of sale or other action given by the Agent at least five Business Days prior to such action shall constitute reasonable notice. The Agent may, after the occurrence and continuance of any Event of Default, require the Borrowers to assemble the Collateral or any portion thereof and make such Collateral available to the Agent at a place reasonably designated by the Agent. In the event of any sale hereunder, the Agent shall apply the proceeds of such sale in accordance with
Section 9.6; PROVIDED that if the proceeds are insufficient to pay all Liquidation Costs, interest, principal, and fees due hereunder and under the Notes, the Borrowers shall remain liable for any deficiency. Upon the occurrence and continuance of any Event of Default, the Agent is further authorized to transfer any Collateral to its own name or that of its nominees. Neither the Agent nor any of the Banks shall have any duty with reference to any Collateral in its possession other than to use reasonable care in the custody and preservation of such Collateral, which duty shall not include any steps to preserve rights against prior parties or to send notices, perform services, or take any action in connection with the management of the Collateral. The Borrowers shall bear all risks of diminution or depreciation of the Collateral upon and after the occurrence of any Event of Default, and Agent and the Banks shall have the right, in their sole discretion, to delay the sale or other disposition of the Collateral.


                           ARTICLE IX. BANKS AND AGENT

     Section 9.1. APPOINTMENT OF AGENT. The Agent is hereby appointed by each Bank and authorized to act as Agent for the Banks in matters relating to this Agreement, under the terms and conditions herein set forth, until such time as all amounts owed by the Borrowers under this Agreement, the Revolving Credit Notes and the Guaranty and by Qualified Employees under the Employee Notes (the "OBLIGATIONS") shall have been paid in full.

     Section 9.2. RESPONSIBILITIES AND POWERS OF AGENT

          (a) The Agent shall have such powers as are specifically delegated to it in this Agreement and other documents required to be delivered in connection herewith, together with such other powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except as specifically set forth herein and in such documents and shall not, by reason of anything contained in this Agreement, be a trustee for any Bank or for any Borrower.

          (b) All documents relating to the Loans, excepting the Revolving Credit Note issued by the Borrowers to and to be held by each Bank, shall be held by Agent and dealt with by Agent in its own name. Copies thereof shall be furnished by Agent to the other Banks at their request.

          (c) Agent shall exercise its functions hereunder in accordance with its usual practice in managing its own affairs in the ordinary course of business; PROVIDED that Agent shall not be liable for any error of judgment or for any action taken or omitted to be taken by Agent, except through its gross negligence or willful misconduct. Without limiting the generality of the foregoing, Agent (i) may consult with legal counsel, including counsel for the Borrowers, independent public accountants and other experts selected by Agent, and shall not be liable for any action taken or omitted to be taken by Agent in good faith in accordance with the advice of such counsel (in the case of the Borrowers' counsel, the Agent may rely only on its opinion delivered at the execution of this Agreement and opinions thereafter delivered with respect to the capacity and authorization of each Borrower to conduct its business and contract with others, including, without limitation, Agent), accountants or experts; (ii) makes no warranty or representation, express or implied, and shall not be responsible for any statement, warranty or representation made in or in connection with this Agreement or any document related thereto, as to the financial condition of any Borrower or any maker of an Employee Note, or the value of any Collateral or Pledged Shares, or the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of this Agreement, the Guaranty, the Notes, or any Collateral or Pledged Shares; (iii) shall not be responsible for the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of any Borrower or of the Pledge Agreements or Employee Notes on the part of the makers of such notes, and shall not have any duty to inspect the property (including the books and records) of any Borrower or such makers; and (iv) shall incur no liability under or in respect of this Agreement, any document related thereto or any Collateral by reason of having acted upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable or telex) believed by Agent to be genuine and signed or sent by the proper party.

          (d) Subject to Section 9.4 and except as otherwise expressly provided herein, the approval of the Majority Banks shall be required for the Agent to consent to any action or failure to act by any Borrower or the maker of any Employee Note, and for the Agent to exercise or refrain from exercising any power or right which the Agent or the Banks may have under or in respect to this Agreement, the Notes, any other document related thereto or any Collateral or Pledged Shares, including, without limitation, the right to enforce the obligations of any Borrower or any other party, except that the prior written consent of all of the other Banks shall be required for the Agent to exercise any such right which would (A) reduce the aggregate obligation of the Borrowers or the makers of Employee Notes for payment of principal or interest under the Notes, postpone or extend the Maturity Date or any other date fixed for payment of interest or otherwise vary the terms of the Notes in any material respect, (B) amend, modify, or supplement this Agreement in any material respect, (C) give any Borrower consent to incur additional or other indebtedness pursuant to Section 7.2(a) of this Agreement, (D) modify, subordinate, or release any material portion of the Collateral or Pledged Shares before all amounts owed by Borrowers or the Qualified Employees under this Agreement or the Notes and secured by such Collateral or Pledged Shares have been paid in full, (E) waive the Borrowing Base limitations stated in Section 2.1(a) and (d), (F) amend, modify or waive any provision of this Section 9.2(d) or the definition of "Majority Banks", or (G) waive any requirement contained in Section 7.2(a). No provision of this Article

     IX may be waived, amended or modified without the prior written consent of the Agent.

          (e) With respect to its Total Commitment, Revolving Credit Commitment, Employee Loan Participation, Revolving Credit Loans, and participations in Employee Loans, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with any Borrower or its affiliates, as if it were not acting as the Agent, and the Agent may accept the Agent's Fee and may accept other consideration from any Borrower or its affiliates for services unrelated to this Agreement without having to account for the same to the Banks.

     Secion 9.3. NO ACTION BY INDIVIDUAL BANKS. Except where other Banks have direct rights expressly stated under this Agreement, all rights and powers granted to the Agent hereunder may be exercised only by the Agent pursuant to the provisions hereof, and may not be exercised by any other Bank or Banks in its or their individual capacity.

     Section 9.4. OCCURRENCE OF AN EVENT OF DEFAULT

          (a) Should any Bank obtain knowledge of an Event of Default or Incipient Default under Article VIII of this Agreement, such Bank shall promptly notify the Agent of the same and the Agent in turn shall promptly notify each other Bank and the Borrowers; PROVIDED that, the Agent's failure to inform the Borrowers shall not affect the rights of the Agent or the Banks hereunder.

          (b) The Agent shall not be under any duty to ascertain or inquire as to the performance of any Borrower or the maker of any Employee Note of any of its or their obligations under this Agreement, the Notes, the Pledge Agreements, or any agreement respecting Collateral or Pledged Shares, and shall be entitled to assume that no Event of Default or Incipient Default or default under the Employee Notes or Pledge Agreements has occurred and is continuing unless the Agent has actual knowledge of such fact or has been notified by any other Bank that such Bank considers that such an Event of Default, Incipient Default, or default has occurred and is continuing and specifying the nature thereof. Once the Agent has such actual knowledge or receives such a notice, the Agent will promptly notify each other Bank, and, in such notice, request instructions from each such Bank as to what actions, if any, the Agent should take with respect thereto.

          (c) The Agent shall thereupon take such action as instructed by an instruction of the Majority Banks at such time; PROVIDED, HOWEVER, that if Agent has not received such instruction within 10 days of its giving of notice as set forth in (b) above, Agent shall act in such manner as it shall in good faith determine, and shall not be liable or responsible to any other Bank for any action so taken; and PROVIDED FURTHER, HOWEVER, that Agent shall exercise its right to make demand at any time on the Notes upon the written request of the Majority Banks.

     Section 9.5. PROCEDURE ON DEFAULT. If the Agent or the Banks, as provided herein, shall determine that an Event of Default has occurred under this Agreement and is continuing, or that a default has occurred under an Employee Note and is continuing (PROVIDED that an Event of Default under this Agreement shall constitute a default under each of the Employee Notes) then the Agent, as provided herein, may declare the Note to which the Event of Default or the default relates to be accelerated and the Borrowers' account (or the account of the maker of the related Employee Note, as appropriate) to be in liquidation. At such time, Agent shall give notice thereof to all of the Banks.

     Section 9.6. LIQUIDATION. After demand or declaration of acceleration by the Agent under Section 8.2 and 9.5, all Collections, and all other monies received or held by the Agent for the account of the Banks, including Agent, in connection with the Loans or the Notes to which the demand or declaration relates shall, with respect to the Loans or Notes to which the demand or declaration relates, and in the absence of agreement to the contrary by all of the Banks, be applied to the following categories, in the following order and in accordance with each Bank's Ratable Share: (i) all Liquidation Costs; (ii) all accrued and unpaid interest and fees; (iii) the entire unpaid principal balance of the Notes to which the Collections relate; and (iv) all remaining obligations of any Borrower or the maker of an Employee Note, as appropriate, to any of the Banks ratably in accordance with the respective amount outstanding on each.

     Section 9.7. NOTICE OF ACTIONS. The Agent agrees to use its reasonable best efforts to give the other Banks notice of all material actions to be taken with respect to all Collections upon the occurrence and during the continuance of any Event of Default by the Borrowers with respect to the Loans or the Notes or of any default by the maker of an Employee Note with respect to such Note and with respect to any exercise of its rights on default as provided herein; PROVIDED, HOWEVER, that no failure to give any Bank any such notice shall result in any liability of Agent in the absence of gross negligence or willful misconduct on the part of Agent.

     Section  9.8.  INDEMNIFICATION.   Each  Bank  hereby  severally  agrees  to
indemnify the Agent according to its respective Ratable Share from and against all liabilities, obligations, losses,



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damages,  penalties,  actions,  judgments,  suits,  costs  (including,   without
limitation, Liquidation Costs), expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any action taken or omitted by Agent under or in connection with this Agreement; PROVIDED that no other Bank shall be liable for any portion of any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each other Bank hereby severally agrees to reimburse Agent promptly upon demand for its Ratable Share of any reasonable out-of-pocket expenses (including attorney fees) incurred by Agent in connection with the execution, administration, enforcement or realization of or upon the Collateral or the Pledged Shares or the preservation of any rights relating to or arising out of this Agreement, to the extent that Agent is not reimbursed for such expenses by the Borrowers. In the event that Agent subsequently collects from the Borrowers or the maker of any Employee Note indemnification or reimbursement, in whole or in part, of any liabilities, obligations, losses, damages, penalties, actions, judgments, costs, expenses, or disbursements as set
forth   herein  for  which  any  Bank  has   previously   provided   Agent  with
indemnification or reimbursement pursuant to this Section then, in accordance with the procedures set forth in Section 2.11, the Agent shall refund to each such Bank, without interest, its Ratable Share of such amounts as are subsequently collected from the Borrowers; PROVIDED, HOWEVER, that the Agent's refund obligations hereunder are specifically limited to amounts actually collected from the Borrowers or the maker of the Employee Note or from Collections.

     Section 9.9. RESIGNATION. The Agent may resign as such at any time by giving thirty (30) Business Days' prior written notice to the Borrowers and to the other Banks. In such event, the Majority Banks shall appoint a successor agent from among the other Banks reasonably acceptable to the Borrowers. If a successor is not so appointed at least five Business Days before such resignation is to become effective, the Borrowers shall appoint a temporary successor from among the Banks to act until such appointment by the Banks is made. Agent shall, upon the designation of a successor agent by the other Banks or the Borrowers under this Section, resign as Agent upon the expiration of the 30 Business Day notice period hereunder, assign all its rights, powers and privileges as Agent to such successor and execute any nonrecourse assignments of or amendments to this Agreement and all related documents as may be appropriate to effectuate such a transfer, and shall deliver all documents relating to the Loans to the successor agent. No such assignment or transfer shall relieve the Agent of any unsatisfied liabilities it may have previously incurred under
Section 9.2.


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


     Section 9.10. DEFAULT BY AGENT

          (a) The Agent shall be in default under this Agreement upon the occurrence of any one or more of the following events: (i) the Agent shall consent to the appointment of a trustee, conservator, or receiver for all or a substantial portion of its property; (ii) the Agent shall institute with respect to itself (by petition, application, answer, consent, or otherwise) any dissolution, liquidation, or similar proceeding under the laws of any state or federal jurisdiction within the United States; (iii) a receiver, trustee, conservator, or similar person shall be appointed for the Agent or for all or a substantial part of its property without its application or consent and such appointment shall continue undischarged for a period of 60 days, or any dissolution, liquidation, or similar proceeding shall be instituted (by petition, application, or otherwise) against the Agent and shall remain undismissed for a period of 60 days; (iv) the Agent shall fail to remit to any other Bank within five days of its receipt by Agent such Bank's Ratable Share of any and all Collections in accordance with Section 2.11 hereof; or (v) the Agent shall be determined, in an arbitration ruling made under the Commercial Arbitration Rules of the American Arbitration Association in an arbitration proceeding conducted as expeditiously as is reasonably possible, to have committed gross negligence or willful misconduct in the performance of any terms, provisions or conditions of this Agreement.

          (b) Upon default by the Agent under Section 9.10(a), the other Banks shall select a successor agent reasonably acceptable to the Borrowers pursuant to the provisions of Section 9.9 hereof. The Agent shall assign all of its rights, powers, and privileges as Agent to the successor agent, and shall execute any nonrecourse assignments of or amendments to this Agreement and all related documents as may be appropriate to effectuate such a transfer, and shall deliver all documents relating to the Loans to the successor agent. No such assignment or transfer shall relieve the Agent of any unsatisfied liabilities it may have previously incurred under
     Section 9.2.

     Section 9.11. DEFAULTS BY BANKS

          (a) A Bank shall be in default under this Agreement upon the occurrence of any one or more of the following events; PROVIDED, HOWEVER, that nothing in this Article IX is intended to create rights or claims of any Borrower against Agent or any Bank: (i) such Bank shall consent to the appointment of a trustee, conservator or receiver for all or a substantial portion of its property; (ii) such Bank shall institute with respect to itself (by petition, application, answer, consent, or otherwise) any dissolution, liquidation, or similar proceeding under the laws of any state or federal jurisdiction within the United States;



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

     (iii) a receiver, trustee, conservator, or similar person shall be appointed for such Bank or for all or a substantial part of its property without the application or consent of such Bank, and such appointment shall continue undischarged for a period of 60 days, or any dissolution, liquidation, or similar proceeding shall be instituted (by petition, application, or otherwise) against such Bank and shall remain undismissed for a period of 60 days; (iv) such Bank, other than Agent, shall fail to remit to Agent within five days after its due date its Ratable Share of any and all Loans made by the Agent to or at the request of the Borrowers or the maker of an Employee Note hereunder, or any refund or restoration or any reimbursable expense; or (v) such Bank shall assign or otherwise dispose of all or any part of its interest under this Agreement, except as provided for herein.

          (b) Upon such a default by any Bank (other than a Bank that is also acting as Agent hereunder), Agent shall have the right but not any obligation to purchase any percentage of the Revolving Credit Loan or participation in Employee Loans of the defaulting Bank for the same percentage of the outstanding principal balance of such Revolving Credit Loan or participation in Employee Loans plus all accrued but unpaid interest and fees (after deduction of any applicable Agency Fee) attributable thereto. In the event that any portion of such defaulting Bank's Revolving Credit Loan or participation in Employee Loans is not purchased by the Agent (or in the event of a default by a Bank that is also acting as Agent hereunder), any unpurchased portion of such defaulting Bank's Revolving Credit Loan or participation in Employee Loans may be purchased by any of the other Banks for the same percentage of the outstanding principal balance of such Revolving Credit Loan or participation in Employee Loans plus all accrued but unpaid interest and fees (after deduction of any applicable Agent's Fee) attributable thereto. If more than one nondefaulting Bank desires to purchase a percentage of such portion of such defaulting Bank's Revolving Credit Loan or participation in Employee Loans, nondefaulting Banks shall purchase such interest in the proportion that each nondefaulting Bank's Ratable Share hereunder bears to the sum of the Ratable Shares of all nondefaulting Banks desiring to purchase such interest, or as such nondefaulting Banks desiring to purchase such interest may otherwise agree.

          (c) In the event that the Agent or any nondefaulting Bank shall elect to purchase any portion of such defaulting Bank's Revolving Credit Loan or participation in Employee Loans, the following terms and conditions shall apply to the purchase and sale of such interest: (i) the Agent or the nondefaulting Bank shall notify the defaulting Bank within 30 days of the defaulting Bank's default of its election to purchase the defaulting Bank's interest in this Agreement; (ii) the purchase price shall be paid in immediately



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

     available funds to an account designated in writing by the defaulting Bank; and (iii) concurrently with the payment of the purchase price the defaulting Bank shall assign all of its right, title, and interest in this Agreement, the Notes, the Guaranty, any other documents related thereto, and the Collateral and Pledged Shares. The sale shall be made without recourse and without any warranty, express or implied, whether by operation of law or otherwise, except that the defaulting Bank shall warrant that it has good title to the interest in the documents it is transferring, that such interest is free from all liens, encumbrances, and other claims of third parties, and that to the knowledge of the defaulting Bank, such interest is not subject to any claims, defenses, offsets, counter-claims, or demands of any kind whatsoever.

     Section 9.12. OTHER OBLIGATIONS. Except as expressly stated to the contrary in this Agreement, each Bank shall have the right, without obligation to the other Banks hereto, to engage in other banking and trust business with any Borrower and to accept payment in respect of all obligations it may from time to time have outstanding to such Borrower not under or arising out of this Agreement or the Notes, whether or not an Event of Default, default or demand has occurred under this Agreement or the Notes. In the absence of an Event of Default, default or demand with respect to this Agreement or the Notes, each Bank shall have the right to apply such payments against the obligation for which they are tendered. If an Event of Default under this Agreement shall have occurred and be continuing, or if a default shall have occurred and be continuing under one or more Employee Notes, any voluntary payments received from any Borrower (or, with respect to payments received by NationsBank only, payments received from a maker of an Employee Note in default) (other than proceeds of the Collateral or Pledged Shares) shall be applied to all of such Borrower's (or such maker's) obligations, respectively, to such Bank, including those under or in connection with this Agreement, pro rata in accordance with the amount then outstanding under each such obligation. Payments received by a Bank from any Borrower during the occurrence of an Event of Default hereunder may be applied in accordance with this Section to such Borrower's obligations under the Revolving Credit Notes or the obligations under any Employee Note as such Bank may in its sole discretion determine. Payments received by NationsBank from the maker of an Employee Note in default shall be applied in accordance with this Section only to the obligations of the maker of the Employee Note from whom such payments are received. Such pro rata application of voluntary payments shall be made by the Banks notwithstanding any instructions from any Borrower or the maker to apply such payments in another fashion. No such application shall serve to reduce any obligation of any Borrower or the maker to a Bank except that obligation to which the Bank has applied it, regardless of whether the obligation to which it was applied was a secured or an unsecured obligation. All proceeds of specific collateral other than the Collateral for permitted obligations



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

hereunder of a Borrower to one of the Banks or other than the Pledged Shares for obligations of the makers of the Employee Notes in default to NationsBank (in either case, other than under or in connection with this Agreement) shall be applied to reduce the specific obligation secured until such obligation shall be satisfied in full. Each Bank shall remit to the Agent promptly that portion of any payment or proceeds allocable to obligations under or in connection with this Agreement, and the Agent shall apply such amounts in accordance with Section 9.6. Nothing herein shall confer upon any Bank any interest in, or subject any Bank to any liability for, the assets or liabilities of any other Bank, except as stated herein.

     Section 9.13. RESCISSION OF PAYMENTS. If any payment received by Agent or by any other Bank on account of the Notes or any application of any payment made by Agent to the Notes is rescinded or must otherwise be returned for any reason, including, without limitation, orders of a court in bankruptcy or reorganization, each Bank will, upon notice from Agent, forthwith pay over to Agent the portion it received of the amount so returned.

     Section 9.14. APPLICATION OF COLLATERAL PROCEEDS. Agent shall be the sole recipient of all proceeds of the Collateral and the Pledged Shares and other Collections. Each Bank shall have a right to share in the proceeds of any Collateral and Pledged Shares applied to payment of the obligations to the extent of its Ratable Share thereof. No Bank shall, however, have any interest in any property other than the Collateral and Pledged Shares taken by another Bank as collateral for its loans or extensions of credit to the Borrowers or the makers of Employee Notes not with respect to this Agreement, which may be or become available for payment of the obligations of such Borrower or such makers to such Bank under or in connection with this Agreement or the Pledge Agreements simply by reason of the general description of secured obligations contained in any security agreement or other agreement or instrument held by such Bank, provided only that if any such property or the proceeds thereof shall be applied by such Bank in reduction of amounts outstanding on account of Loans under or otherwise in connection herewith, then the full amount of such application shall be remitted to Agent for distribution to all of the Banks in accordance with the terms of this Agreement.

     Section 9.15. REPRESENTATIONS OF BANKS. Each of the other Banks hereby represents to the Agent that it has independently and without reliance upon Agent (but rather based upon such financial statements and other documents and information as each such Bank has chosen to review), made its own credit analysis and decision to enter into this Agreement. Each such Bank also hereby represents to and agrees with Agent that it will, independently and without reliance upon Agent (but rather based upon such documents and information as it shall choose to review from time to time) continue to make its own credit decisions in connection herewith. To this end, Agent agrees that it will




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

continue to provide to each of the other Banks all financial statements and other material documentation delivered to it as Agent by the Borrowers or the makers of the Employee Notes under the terms of this Agreement, the Notes, or the Pledge Agreements, PROVIDED, that the Agent assumes no responsibility with respect to the authenticity, validity, accuracy or completeness of any such documents or information.

     Section 9.16. TERMINATION OF COMMITMENTS. Each Bank's Total Commitment shall terminate on the Maturity Date, except as otherwise expressly provided herein to the contrary.

     Section 9.17. ROUNDING. Any purchase, remittance, distribution, refund, reimbursement, indemnification or other payment hereunder to, from or among the Banks and the Agent in ratable proportions or based on or according to a Bank's or the Banks' Ratable Shares shall be rounded to the nearest whole cent.

     Section 9.18. INTEREST SWAP PROVIDER. No Bank shall be accorded separate or additional rights under this Agreement, with respect to voting, consents or otherwise, by virtue of its status as an Interest Swap Provider.


                            ARTICLE X. MISCELLANEOUS

     Section 10.1. RIGHTS AND WAIVERS. All rights, remedies and powers granted to the Agent or the Banks herein or in the Notes, the Guaranty, the Pledge Agreements or any other instrument or document delivered or to be delivered hereunder (collectively, the "LOAN DOCUMENTS"), whether express or implied, shall be cumulative and may be exercised singly or concurrently with such other rights as the Agent or the Banks may have, and shall include, without limitation, the right to apply to a court of equity for any injunction to restrain a breach or threatened breach of this Agreement and all rights as stated in Article VIII hereof. No failure or delay on the part of the Agent or the Banks in exercising any right, power or privilege hereunder or under the Notes, the Guaranty, the Pledge Agreements or any other instrument or document delivered or to be delivered in connection herewith, or under applicable law, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. No waiver or modification of any right, power or privilege of the Agent or the Banks or of any obligation of any Borrower shall be effective unless such waiver or modification is in writing, signed by the Agent or the Banks, as required herein, and then only to the extent set forth therein. A waiver by the Agent or the Banks of any right, power or privilege hereunder or under the Notes, the Guaranty or the Pledge Agreements on any one occasion shall not be construed as a bar to, or a waiver of, any such right, power or privilege which the Agent or the Banks otherwise would have on any subsequent occasion. Neither the Agent nor the Banks shall have any liability to any Borrower for failure to fund any loan on the



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date set for such  funding  if such  failure  is due to forces or  circumstances beyond the control of the Banks, including, without limitation, Acts of God, concerted work stoppages, or delays in wire transfer systems.

     Section 10.2. BINDING EFFECT; ASSIGNMENT

          (a) This Agreement shall bind and inure to the benefit of the parties, their legal representatives, successors and assigns, except that no Borrower may assign or transfer its rights hereunder or any interests herein without the prior written consent of the Majority Banks.

          (b) Each Bank may, subject to the prior written consent of the Borrowers and the Majority Banks in the case of assignment by a Bank to any Person other than a Bank (except for an assignment by a Bank to an Affiliate of such Bank that is a commercial bank), which consent, in either case, shall not be unreasonably withheld, at any time assign to any commercial bank or other financial institution all or any part of such Bank's rights and obligations under this Agreement. Each assignment shall be in an amount equal to or in excess of $5,000,000. Upon receipt by such Bank of the Borrowers' written consent, the execution and delivery to the Agent of an assignment agreement between such Bank and the assignee, and the making of any payment by the assignee required by such Bank, this Agreement shall be deemed to be amended to the extent, and only to the extent, necessary to reflect the addition of such assignee, and the assignee shall for all purposes be a Bank party hereto and shall have, to the extent of such assignment, the same rights and obligations as a Bank hereunder. Upon the consummation of any assignment, the assigning Bank shall be relieved from its obligations hereunder to the extent of the obligations so assigned.

          (c) Each Bank may grant participations in all or any part of its Revolving Credit Loans and may grant subparticipations in all or any part of its Employee Loan Participations to any commercial bank or other financial institution. Each participation shall be in an amount equal to or in excess of $5,000,000. A participant shall not have any rights under this Agreement or any other document delivered in connection herewith (the participant's rights against the Bank in respect of such participation to be those set forth in the agreement executed by the Bank in favor of the participant relating thereto, which agreement with respect to such participation shall not restrict the Bank's ability to make any modification, amendment or waiver to this Agreement without the consent of the participant, except that the Bank may agree with any participant that the Bank will not, without such participant's consent, (i) extend or increase the amount of the Revolving Credit Commitments or the Employee Loan Participations, (ii) agree to extend the final maturity of the Notes,
     (iii) agree to



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

     reduce the principal amount of, or rate of interest on, the Notes, or (iv) agree to release any material portion of the collateral or Pledged Shares). All amounts payable by the Borrowers under this Agreement shall be determined as if a Bank had not sold such participation. The Borrowers acknowledge and agree that any participant described in this Section 10.2 will, for purposes of Section 2.11, be deemed to be a Bank hereunder, provided that such participant shall not be entitled to receive any more than the Bank would have received had such participation not been made. In the event of any such sale by a Bank of participating interests to a participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any obligation for all purposes under this Agreement, and the Borrowers shall continue to deal solely and directly with such Bank in connection with the Bank's rights and obligations under this Agreement.

     Section 10.3. SEVERABILITY. Any provision of this Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Agreement, and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

     Secion 10.4. INTERPRETATION. All parties have participated in the drafting of this Agreement, and this Agreement shall be interpreted without reference to any rule of construction providing for interpretation of documents against the Persons drafting them.

     Section 10.5. GOVERNING LAW; JURY TRIAL. This Agreement, the Guaranty, the Pledge Agreements and the Notes shall be construed in accordance with and governed by the internal laws of the State of North Carolina, excluding its choice of law rules. The parties hereto (a) individually with respect to each instance and each issue as to which the right to a trial by jury would otherwise accrue, waive and elect not to assert their right to trial by jury on any issue triable of right by a jury to the full extent that any such right shall now or hereafter exist, and certify that no representative or agent of the Agent or the Banks (including without limitation the Agent's counsel) has represented, expressly or otherwise, to any Borrower that the Agent or the Banks will not seek to enforce this waiver of right to jury trial provision, (b) consent to the jurisdiction of the courts of the State of North Carolina, including its federal district courts, and (c) consent to service of process by registered mail, return receipt requested.


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     Section 10.6. PAYMENT OF EXPENSES AND TAXES; INDEMNIFICATION

          (a) Borrowers jointly and severally agree to pay all out of pocket costs and expenses of the Agent, including the reasonable fees and disbursements of special counsel for the Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement, the Notes, the Guaranty, the Pledge Agreements, and any other related documents, to pay all reasonable out of pocket costs and expenses of the Banks in connection with the enforcement of this Agreement, the Notes, and any other related documents delivered or to be delivered hereunder, including reasonable attorneys' fees and disbursements arising in connection therewith (whether or not suit is instituted), and also to pay all reasonable actual out-of-pocket costs of the Banks in connection with any inspections, investigations, or examinations performed under Section 3.2(b).

          (b) Borrowers jointly and severally agree to indemnify the Agent and the Banks from and against any and all liabilities, losses, damages, penalties, actions, judgments, costs, expenses (including, without limitation, reasonable attorneys' fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent and the Banks in any litigation, proceeding or investigation instituted or conducted by any Person other than one or more of the Borrowers with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, any Loans made hereunder, including, without limitation, in connection with Wyatt's servicing role hereunder and any consumer lending or securities law violations arising from or related to the Employee Loans. Borrowers also jointly and severally agree to pay, and to save the Banks harmless from any delay in paying, all stamp and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement, the Notes, the Guaranty, the Pledge Agreements, and any other related documents, or any modification hereof or thereof, and all filing and recording fees in connection therewith.

     Section 10.7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement and in any certificates or other documents delivered pursuant hereto shall survive the execution and delivery of this Agreement and the making of the Loans hereunder, and the provisions of Section 10.6 shall survive payment of the Notes.

     Section 10.8. NOTICES. All notices, requests and demands to or upon any party hereto shall be deemed to have been given or made when delivered by hand, when sent by telecopier or telegram or when mailed, first-class, postage prepaid, addressed to such party as follows or to such other address as may be hereafter designated in writing by such party to the other parties hereto:

               (a) if to the Agent, to:

                   NationsBank, N.A.
                   Corporate Bank
                   6th Floor
                   6610 Rockledge Drive
                   Bethesda, Maryland 20817

                   Attention: Michael R. Heredia
                              Vice President

                with a copy to:

                   Jeff Strickland
                   Team Leader, Agency Services
                   NationsBank, N.A.
                   101 North Tryon Street
                   15th Floor
                   Charlotte, NC 28255

               (b) if to the Borrowers, to:

                   THE WYATT COMPANY (d/b/a Watson Wyatt Worldwide)
                   Suite 900
                   601 13th Street, N.W.
                   Washington, D.C. 20005

                   Attention: Eric B. Schweizer,
                              Treasurer

                with copies to:

                  Walter W. Bardenwerper, Esq.
                  at the same address

               (c) if to any Bank, to its address set forth below its name on the signature pages hereof, with a copy to the Agent.

     Section 10.9. EXECUTION. This Agreement may be executed by the parties hereto individually or in any combination of the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement.

     Section 10.10. AMENDMENTS. This Agreement and its Schedules and Exhibits, together with the provisions of the Notes and other documents identified herein constitute the entire agreement between and among the parties hereto with respect to the subject matter hereof, and no amendment or waiver of any provision of this Agreement or the Notes nor consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Borrowers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 10.11. RELATIONSHIP OF THE PARTIES. This Agreement provides for the making of loans by the Banks, in their capacity as lenders, to the Borrowers, in their capacities as borrowers, and for the payment of interest and repayment of principal by the Borrowers to the Banks. The relationship between the Banks (including, throughout this Section, the Agent) and the Borrowers is limited to that of creditors/secured parties, on the one hand, and debtors, on the other hand. The provisions herein for compliance with financial covenants, delivery of financial statements, and financial inspections, investigations, audits, or examinations are intended solely for the benefit of the Banks to protect their interests as lenders in assuring payments of interest and repayment of principal, and nothing contained in this Agreement shall be construed as permitting or obligating the Banks to act as financial or business advisors or consultants to the Borrowers, as permitting or obligating any Bank to control the Borrowers or to conduct the Borrowers' operations, as creating any fiduciary obligation on the part of the Banks to the Borrowers, or as creating any joint venture, agency, or other relationship between the parties other than as explicitly and specifically stated in this Agreement. Each Borrower acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein, including, without limitation, the provision in Section 10.5 for waiver of trial by jury. Such Borrower further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decision to apply to the Banks for credit and to execute and deliver this Agreement.

     Section 10.12. LIMITATION ON JOINT OBLIGATIONS. Notwithstanding any provision to the contrary contained herein or in any other of the Loan
Documents, to the extent the joint obligations of a Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

     Section 10.13. RIGHTS OF CONTRIBUTION. The Borrowers hereby agree, as among themselves, that if any Borrower shall become an Excess Funding Borrower (as defined below), each other Borrower shall, on demand of such Excess Funding Borrower (but subject to the next sentence hereof and to subsection (b) below), pay to such Excess Funding Borrower an amount equal to such Borrower's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Borrower) of such Excess Payment (as defined below). The payment obligation of any Borrower to any Excess Funding Borrower under this
Section 10.13 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Borrower under the other provisions of this Agreement, and such Excess Funding Borrower shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) "EXCESS FUNDING BORROWER" shall mean, in respect of any obligations arising under the other provisions of this Agreement (hereafter, the "JOINT OBLIGATIONS"), a Borrower that has paid an amount in excess of its Pro Rata Share of the Joint Obligations; (ii) "EXCESS PAYMENT" shall mean, in respect of any Joint Obligations, the amount paid by an Excess Funding Borrower in excess of its Pro Rata Share of such Joint Obligations; and (iii) "PRO RATA SHARE", for the purposes of this Section 10.13, shall mean, for any Borrower, the ratio (expressed as a percentage) of (a) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (b) the amount by which the aggregate present fair saleable value of all assets and other properties of the Borrower and all of the Borrowers exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Borrowers hereunder) of the Borrower and all of the Borrowers, all as of the Closing Date (if any Borrower becomes a party hereto subsequent to the Closing Date, then for the purposes of this Section 10.13 such subsequent Borrower shall be deemed to have been a Borrower as of the Closing Date and the information pertaining to, and only pertaining to, such Borrower as of the date such Borrower became a Borrower shall be deemed true as of the Closing Date).

     Section 10.14. ASSET SERVICES NO LONGER A PARTY. The parties hereby agree that from and after the date hereof, Asset Services shall no longer be a party to this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date stated on the first page hereof.


                                        THE WYATT COMPANY (d/b/a
                                        Watson Wyatt Worldwide)


ATTEST: /S/Walter W. Bardenwerper        By: /S/Barbara L. Landes
        --------------------------          --------------------------
        Name: Walter W. Bardenwerper     Name:  Barbara L. Landes
        Title: Secretary                 Title: Vice President and
                                               Chief Financial
                                               Officer



                                        WYATT PREFERRED CHOICE, LLC

ATTEST: /S/Cynthia W. Boyle              By: /S/Walter W. Bardenwerper
        --------------------------           -------------------------
        Name: Cynthia W. Boyle           Name: Walter W. Bardenwerper
        Title: Assistant Secretary       Title: Chairman



                                        WYATT PREFERRED CHOICE, L.P.

                                        By: THE WYATT COMPANY (d/b/a
                                            Watson Wyatt Worldwide),
                                            Its General Partner


ATTEST: /S/Walter W. Bardenwerper       By: /S/Barbara L. Landes
        -------------------------           --------------------------
        Name: Walter W. Bardenwerper    Name:  Barbara L. Landes
        Title: Secretary                Title: Vice President and
                                               Chief Financial
                                               Officer




                                        WYATT INVESTMENT
                                         CONSULTING, INC.


WITNESS: /S/ Cynthia W. Boyle           By: /S/ Walter W. Bardenwerper
         -------------------------          ---------------------------
        Name:  Cynthia W. Boyle         Name:  Walter W. Bardenwerper
        Title:____________________      Title:  Secretary

                                    NATIONSBANK, N.A., as a Bank
                                    and as Agent


                                    BY: /S/ John D. Mindnich
                                        ---------------------------
                                          John D. Mindnich
                                          Senior Vice President
                                          Corporate Bank
                                          6th Floor
                                          6610 Rockledge Drive
                                          Bethesda, Maryland  20817


                              Revolving Credit Commitment: $27,227,723

                              Employee Loan Participation: $12,376,237

                              Total Commitment:            $39,603,960

                                   MELLON BANK, N.A.


                                   BY:  /S/ Michael A. Moore
                                        --------------------------
                                        Michael A. Moore
                                        First Vice President
                                        Plymouth Meeting
                                        Executive Campus
                                        610 West Germantown Pike
                                        Suite 200
                                        Plymouth Meeting, PA 19462


                              Revolving Credit Commitment: $16,336,633

                              Employee Loan Participation: $ 7,425,743

                              Total Commitment:            $23,762,376

                                   NBD BANK


                                   By: /S/ D. Andrew Bateman
                                       -------------------------
                                        Name: D. Andrew Bateman
                                        Title: First Vice President
                                        611 Woodward Avenue
                                        Detroit, Michigan  48226

                              Revolving Credit Commitment: $11,435,644

                              Employee Loan Participation: $ 5,198,020

                              Total Commitment:            $16,633,664

The undersigned, as of the date hereof, hereby confirms and agrees that it shall no longer be a party to the foregoing Credit Agreement.

                                            WYATT ASSET SERVICES, INC.



ATTEST: /S/ Cynthia W. Boyle             By: /S/ Walter W. Bardenwerper
        --------------------------           ----------------------------
        Name:  Cynthia W. Boyle          Name: Walter W. Bardenwerper
        Title: Assistant Clerk           Title: Chairman

                                                                   EXHIBIT A


                    FOURTH REPLACEMENT REVOLVING CREDIT NOTE


$___________.00                                     Washington, D.C.
                                                    January __, 1996


     For value received, The Wyatt Company, Wyatt Preferred Choice, LLC (d/b/a Watson Wyatt Worldwide), Wyatt Preferred Choice, L.P., and Wyatt Investment Consulting, Inc. (the "Borrowers"), jointly and severally hereby promise to pay to the order of ______________________________ (the "Bank"), at
_______________________________________,  or at such  other  address as the Bank shall subsequently state to the Borrowers in writing, on January 5, 2001, in lawful money of the United States of America, the principal amount of __________________ Dollars ($____________ .00) or the aggregate unpaid principal amount of the Revolving Credit Loan made to the Borrowers by the Bank under
Section 2.1(a) of that certain Third Amended and Restated Credit and Security Agreement dated as of January 5, 1996, as the same may from time to time hereafter be amended (the "Credit and Security Agreement"), to which the Borrowers, the Bank, the other Banks signatory thereto, and the Agent as defined therein are parties, whichever is less. Borrowers further jointly and severally promise to pay, in like money, at such offices, interest on the outstanding principal balance hereunder at such times, at such rates and on such terms as provided for in Sections 2.6, 2.7 and 2.8 of the Credit and Security Agreement.

This Replacement Revolving Credit Note is one of the Revolving Credit Notes referred to in and issued pursuant to the above referenced Credit and Security Agreement and is entitled to the benefits thereof, including, without limitation, security interests and provisions for prepayment, for increases in the interest rate under certain circumstances, for acceleration of maturity, for payment of costs of enforcement and collection, and for waiver by Borrowers of demand, presentment, protest, and other notices, all as provided in the Credit and Security Agreement.


                                         THE WYATT COMPANY (d/b/a
                                         Watson Wyatt Worldwide)


ATTEST:____________________________      By: _________________________
        Name: Walter W. Bardenwerper     Name:  Barbara L. Landes
        Title: Secretary                 Title: Vice President and
                                                Chief Financial
                                                Officer

                                         WYATT PREFERRED CHOICE, LLC


ATTEST:___________________________       By: __________________________
       Name:______________________       Name: Walter W. Bardenwerper
       Title:_____________________       Title: Chairman




                                         WYATT PREFERRED CHOICE, L.P.

                                         By: THE WYATT COMPANY (d/b/a
                                             Watson Wyatt Worldwide),
                                             Its General Partner


ATTEST:____________________________      By: __________________________
       Name: Walter W. Bardenwerper      Name:  Barbara L. Landes
       Title: Secretary                       Title: Vice President and
                                                     Chief Financial
                                                     Officer




                                         WYATT INVESTMENT
                                         CONSULTING, INC.


ATTEST:___________________________       By: ___________________________
       Name:______________________           Name:______________________
       Title:_____________________           Title: ____________________

                                                                EXHIBIT B


                                 PROMISSORY NOTE


Name:__________________________                            Washington, D.C.
Office:________________________                             ____________,19
$______________________________


     FOR  VALUE  RECEIVED,  the  undersigned  promises  to pay to the  order  of
NATIONSBANK,       N.A.      (the       "Agent"),       at       ______________,
______________________________ or at such other address as the Agent shall subsequently state to the undersigned in writing, the principal sum of _________________/100 U.S. DOLLARS (U.S. $________________ ), plus interest on the unpaid balance thereof at a fluctuating rate per annum equal to the Applicable Rate. Interest shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be (or if the Federal Funds Rate (defined below) shall then apply, 360 days), for the period commencing with the date hereof and ending on the date on which this Note has been paid in full. Interest shall be payable quarterly in arrears, commencing on ____________________ for the first calendar quarter ending after the date hereof and continuing on the 3rd business day of the month immediately following each calendar quarter occurring thereafter, and on the Maturity Date.

         For purposes hereof, the "Applicable Rate" means (i) for all periods prior to January 5, 2001, the Adjusted Base Rate and (ii) for all periods thereafter, (a) for any quarterly period of calculation, if no Cash Flow Deficiency existed as of the end of the immediately preceding calendar quarter, the Adjusted Base Rate and (b) for any quarterly period of calculation, if a Cash Flow Deficiency existed as of the end of the immediately preceding quarter, the Prime Rate. "Adjusted Base Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1.0% or (b) the Prime Rate in effect on such day, minus 1.0%. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Adjusted Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Adjusted Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively. "Federal Funds Rate" means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the business day next succeeding such day, provided that (A) if such day is not a business day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding business day and (B) if no such rate is so published on such next succeeding business day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent. "Prime Rate" means the per annum rate of interest established from time to time by the Agent at its principal office in Charlotte, North Carolina as its Prime Rate. Any change in the interest rate resulting from a change in the Prime Rate shall become effective as of 12:01 a.m. of the business day on which each change in the Prime Rate is announced by the Agent. The Prime Rate is a reference rate used by the Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor. A "Cash Flow Deficiency" shall exist at any time when the Debt to Cash Flow Ratio of The Wyatt Company (d/b/a Watson Wyatt Worldwide), on a consolidated basis, is 1.5 to 1 or greater, as more fully described in the Loan Documents referenced below.

     Principal   hereunder  shall  be  payable  in  seven   consecutive   annual
installments of (U.S. $_____________ )each on the 30th day of each September hereafter beginning September 30, 199__.

     This Note shall mature on September 30,_______________ (the "Maturity Date"); PROVIDED however, that this Note shall mature on the earlier of (a) one calendar year after termination (whether voluntary or involuntary) of the undersigned from The Wyatt Company (d/b/a Watson Wyatt Worldwide) or any of its subsidiaries or affiliates (such termination is, hereinafter, a "Termination"), or (b) immediately upon the sale of the common stock securing payment of this Promissory Note, if either such date is earlier than the Maturity Date.

     Whenever any principal of or interest on this Note shall not be paid when due, whether at the stated maturity or by acceleration or otherwise, interest on such unpaid amounts shall thereafter (and in the case of late principal payments, 50 days thereafter if no other default shall then exist under this Note or under any other Loan Document (as such term is defined hereinafter)) be payable at a rate per annum equal to two (2) percentage points above the stated rate of interest under this Note until such amounts shall be paid, but in no event shall the rate of interest payable hereon exceed the highest rate allowed by law.

     Payments shall be made in lawful money of the United States and in immediately available funds and shall be applied first to interest, then to principal.

                               Exhibit B, page 2

     The undersigned may prepay the principal hereof, in whole or in part, at any time without penalty, provided, however, that any prepayments of principal shall be applied against the installments of principal hereunder in their inverse order of maturity.

     Whenever this Note, or any other liability of any of the undersigned to the Agent matures, whether at the stated maturity or by acceleration or otherwise, the Agent may set-off against the balance hereof any and all credits, money, stocks, bonds or other security or property of any nature whatsoever on deposit with or held by, or in the possession of, the Agent, to the credit of or for the account of the undersigned, without notice to or consent by the undersigned. The undersigned promptly shall provide such financial, operational or business information in each instance and in such form as the Agent in its sole discretion shall require.

     This Note is secured by, among other things, common stock of The Wyatt Company (d/b/a Watson Wyatt Worldwide) purchased or refinanced with the proceeds of the loan evidenced by this Note and as provided by a certain stock pledge agreement from the undersigned to the Agent dated this date, and this Note is entitled to the benefits of said stock pledge agreement, including, without limitation, waiver by the undersigned of demand, presentment, protest, and other notices, all as provided in the stock pledge agreement.

     Upon failure of the undersigned to pay any payment hereon in full when due, or the failure of the undersigned to perform or comply with any of the provisions hereof and/or any of the provisions of any pledge agreement, guaranty, or any other document previously, simultaneously or hereafter executed and delivered by the undersigned or by any other party to the Agent in connection with this Note (collectively, and including without limitation that certain Third Amended and Restated Credit and Security Agreement dated January 5, 1996, as heretofore or hereafter amended, among The Wyatt Company (d/b/a Watson Wyatt Worldwide), Wyatt Preferred Choice, LLC, Wyatt Preferred Choice, L.P., and Wyatt Investment Consulting, Inc., the Agent, and certain other banks, the "Loan Documents"), or the occurrence of a default on the part of the undersigned or The Wyatt Company (d/b/a Watson Wyatt Worldwide) under any of the Loan Documents; or if any information contained in any financial statement, application, schedule, report or any other document delivered by the undersigned or any other party in connection with the obligations of the undersigned or such other party omitted to state any material fact or any fact necessary to make such information not misleading; or if any judgment shall be entered against the undersigned; or if an attachment shall be levied against any assets of the undersigned in the possession of the Agent; or if the undersigned shall become the subject of any bankruptcy or insolvency proceeding; or if any event other than Termination shall occur that The Wyatt Company (d/b/a Watson Wyatt Worldwide) may, under Section 9.4 of its Bylaws, treat as

                               Exhibit B, page 3
an offer to sell the shares of common stock securing this Note; or if the Agent shall in good faith deem itself insecure or unsafe as a result of acts or events which bear upon the financial condition of the undersigned or the repayment of this Note, then the entire unpaid principal balance hereof plus accrued and unpaid interest thereon shall, at the option of the Agent, mature and become immediately due and payable without presentment, demand, protest, notice of protest or any other notice of any kind, all of which are hereby expressly waived.

     The undersigned hereby agrees to pay, in addition to all other sums or money due, all costs of collection and reasonable attorneys' fees, whether suit be brought or not, if this Note is not paid in full when due, whether at the stated maturity or by acceleration.

     The undersigned hereby certifies to Agent that the proceeds hereof are not to be used in whole or in part for personal, family or household purposes, but only for the purpose of financing and/or refinancing the purchase of common stock of The Wyatt Company (d/b/a Watson Wyatt Worldwide).

     This instrument is an instrument under seal and shall be governed in all respects by the laws of the State of North Carolina, excluding its choice of law rules. The undersigned hereby consents to the jurisdiction of the courts of North Carolina, including the federal district court, and consents to service of process by registered mail, return receipt requested. The undersigned further specifically consents to venue in Mecklenburg County, North Carolina.


Witness:_______________________   Signed: ________________________ (Seal)
            (Signature)

Name:__________________________   Name:___________________________
           (Print or Type)                    (Print or Type)




                               Exhibit B, page 4

                                                               EXHIBIT C


                               GUARANTY AGREEMENT


     THIS GUARANTY AGREEMENT, dated as of January 5, 1996 (the "GUARANTY"), is given by

     THE WYATT COMPANY (d/b/a Watson Wyatt Worldwide), a Delaware corporation; WYATT PREFERRED CHOICE, LLC, a Delaware limited liability company; WYATT PREFERRED CHOICE, L.P., a Delaware limited partnership; and WYATT INVESTMENT CONSULTING, INC., a Delaware corporation (collectively, the "GUARANTORS" and each individually, a "GUARANTOR"); to

     NATIONSBANK, N.A., a national banking association, as Agent for the Banks party to the Credit Agreement referred to below (the "AGENT"). All capitalized terms used and not defined herein have the meanings stated in the Credit Agreement.


                              W I T N E S S E T H :


     WHEREAS, the Guarantors, as borrowers and otherwise, are parties to that Third Amended and Restated Credit Agreement, dated as of the date hereof, among the Guarantors, the Agent and the Banks named therein (as the same may be amended, modified or extended, the "CREDIT AGREEMENT"); and

     WHEREAS, in consideration of and to induce advances made or to be made, or other financial accommodations from time to time afforded or to be afforded, to or at the request of the individuals listed on EXHIBIT A attached hereto, as such Exhibit may be amended from time to time upon the making of additional advances to or for the benefit of persons employed by The Wyatt Company (d/b/a Watson Wyatt Worldwide) ("WYATT") or its affiliates or subsidiaries, including without limitation Wyatt Asset Services, Inc. (each such person individually an "EMPLOYEE BORROWER" and all collectively the "EMPLOYEE BORROWERS"; in addition, such term shall mean and include all entities eligible to purchase shares of Wyatt common stock and to or for the benefit of whom Employee Loans are made under the Credit Agreement), such advances or other financial accommodations being for the purpose of financing the purchase from Wyatt of stock of Wyatt, the Guarantors have agreed to guarantee the performance of the obligations of the Employee Borrowers under the Employee Notes issued pursuant to the Credit Agreement;

     NOW,  THEREFORE,  in  consideration  of the  premises  and  other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the Guarantors hereby agree as follows:

     1. GUARANTY OF LIABILITIES. The Guarantors hereby unconditionally guarantee and become surety for the full and prompt payment to the Agent and the Banks at maturity, whether by acceleration or otherwise, and at all times thereafter, and upon a Default hereunder, of the Employee Loans and all indebtedness, obligations and liabilities of the Employee Borrowers to the Agent and the Banks, whether now existing or hereafter created or arising, matured or unmatured, and whether absolute or contingent, joint, several, or joint and several, arising out of the financing by the Agent and the Banks of the acquisition by the Employee Borrowers of any shares of stock issued or to be issued by Wyatt (all of which are hereinafter called the "GUARANTEED DEBT"). The Guarantors are jointly and severally liable for all Guaranteed Debt.

     In the event any Employee Borrower shall at any time fail to pay the Agent or any Bank any principal of or interest on or other sums constituting any Guaranteed Debt at its maturity, whether by acceleration or otherwise, or in the event of any Default hereunder as defined herein, the Guarantors promise to pay such amount to the Agent and such Bank forthwith on demand, in the same manner as if the Guaranteed Debt constituted the direct and primary liability of the Guarantors, this being a guaranty of payment rather than of collection.

     2. IN THE EVENT OF A DEFAULT. In case of the occurrence of a default under the terms of any Employee Borrower's note evidencing Guaranteed Debt, any Employee Borrower's pledge agreement providing security for Guaranteed Debt, or any other document or instrument pertaining thereto, or in case of the death or incompetence of any Employee Borrower, or in case any dissolution, liquidation, bankruptcy, reorganization, receivership, assignment, debt arrangement or other proceeding under any bankruptcy or insolvency law or procedure is instituted by or against an Employee Borrower, each of such events or occurrences constituting a "DEFAULT" hereunder, all Guaranteed Debt of such Employee Borrower shall at the option of the Agent and the Banks immediately become due and payable from the Guarantors; and in any such event the Guarantors hereby authorize the Agent and the Banks, without notice or demand, to advance a Revolving Credit Loan, as defined in the Credit Agreement, for the account of the Guarantors or to appropriate and apply any property, balances, credits, deposits, accounts or moneys of a Guarantor then in the possession of the Agent, or standing to the credit of a Guarantor, to the payment of such Guaranteed Debt. In the event of the occurrence and continuance of any Event of Default under and as defined in the Credit Agreement, all Guaranteed Debt of all Employee Borrowers shall at the option of the Agent and the Banks become immediately due and payable, irrespective of whether there exists a default under any note issued by a Employee Borrower.

     3. AGREEMENTS AND WAIVERS. Each Guarantor hereby (a) agrees (i) to any modifications of any terms or conditions of any Guaranteed Debt and/or to any extensions or renewals of time of

                               Exhibit C, page 2
payment or performance by any Employee Borrower or the Guarantors; (ii) that it shall not be necessary for the Agent to resort to legal remedies against any Employee Borrower, against any collateral, or against the Guarantors jointly before proceeding against such Guarantor; and (iii) that no release of any other Guarantor, whether by operation of law or by any act of the Agent or the Banks, with or without notice to the Guarantor, shall release the Guarantor; (b) waives notice of any election, acceptance, demand, protest, notice of protest and notice of default, presentment for payment, diligence in collection, and waives, to the extent permitted by law, all benefit of valuation, appraisement, and all exemptions under the laws of the North Carolina, and/or any other state or territory of the United States and (iii) ; (c) agrees, if any Guaranteed Debt is not paid in accordance with the terms hereof, to pay, in addition to all other sums of money due, all costs of collection including costs of suit and (whether or not suit is brought) the Agent's and the Banks' reasonable attorneys' fees and disbursements; (d) agrees that the Agent and the Banks shall have no obligation to verify the signature of the Employee Borrower on any note, pledge agreement or other document delivered in connection with any Guaranteed Debt; and (e) agrees that the Guarantor's liability hereunder shall in no way be affected or impaired by the failure of such note, pledge agreement or other document to be valid, binding or enforceable as against such Employee Borrower.

     4. CERTAIN RIGHTS OF THE AGENT AND THE BANKS. The Guarantors' joint and several liability hereunder shall in no way be effected or impaired by any of the following (any or all of which may be done or omitted by the Agent or the Banks without notice to anyone and irrespective of whether the Guaranteed Debt shall be increased or decreased thereby), namely: (a) any acceptance by the Agent or the Banks of any security or collateral for, or other guarantors or obligors upon, any Guaranteed Debt; (b) any compromise, settlement, surrender, release, discharge, renewal, extension, alteration, exchange, sale, pledge or other disposition of, or substitution for, or indulgence with respect to, or failure, neglect or omission to realize upon, or to enforce, exercise or perfect any liens or right of appropriation or other rights with respect to any Guaranteed Debt or any security or collateral therefor, or any claims against any person or persons primarily or secondarily liable thereon; (c) the granting of credit from time to time by the Agent or any Bank to any Employee Borrower in excess of the amount, if any, to which the right of recovery under this Guaranty may be limited; or (d) any act of commission or omission of any kind or at any time upon the part of the Agent or any Bank with respect to any matter whatsoever other than the execution and delivery by the Agent or any Bank to the Guarantors of an express written release or cancellation of this Guaranty. The Agent shall have the right to determine how, when and what application of payments and credits, if any, whether derived from a Employee Borrower or any other source, shall be made on the Guaranteed Debt, and this Guaranty shall apply to and secure any ultimate balance that shall remain owing to the Agent or any

                               Exhibit C, page 3

Bank. This Guaranty is secured by the Collateral as defined in the Credit Agreement.

     5. NO WAIVER, ETC. No postponement or delay on the part of the Agent or any Bank in the enforcement of any right hereunder shall constitute a waiver of such right, and all rights of the Agent and the Banks hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Agent or any Bank in any other agreement, or by Law. If any provision hereof shall be or shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable and this Guaranty shall be so construed.

     6. CONTINUING GUARANTY. This Guaranty shall continue in force in any event for so long as any Employee Borrower shall be indebted to the Agent and the Banks, and thereafter until the Agent and the Banks shall have actually received written notice of the termination hereof from the Guarantors and until all Guaranteed Debt incurred or contracted before receipt of such notice shall have been fully and finally paid plus interest, costs, and attorneys' fees as above described, it being contemplated that the Employee Borrowers may borrow, repay and subsequently borrow money from, or become indebted to, the Agent and the Banks from time to time, and the Guarantors, not having given notice of the termination hereof as herein provided for, shall be deemed to have permitted this Guaranty to remain in full force and effect with respect to such additional or subsequent Guaranteed Debt.

     7. AGENT HAS NO DUTY TO ADVISE; WAIVER. The Guarantors assume the risk for their failure to be and keep informed of the financial condition of the Employee Borrowers and of all other circumstances bearing upon the risk of nonpayment and non-performance of the Guaranteed Debt; and the Agent and the Banks shall have no duty to advise the Guarantors of information known to the Agent or any Bank regarding such condition or any such circumstances. Furthermore, the Guarantors hereby waive any defense based on the failure of the Agent to conduct a credit review of an Employee Borrower prior to making or during the existence of any Employee Loan.

     8. SUBORDINATION; RESCISSION. Each Guarantor agrees that all claims of such Guarantor against any and all of the Employee Borrowers, whether now existing or hereafter arising, are and shall be at all times subject and subordinate to the Guaranteed Debt, for so long as any Guaranteed Debt or such claim or claims shall exist. Each Guarantor waives all rights of subrogation that it might have arising out of this Guaranty. Each Guarantor agrees that such Guarantor shall not, without the prior written consent of the Agent (a) receive any payment of or collect, in whole or in part, or sue upon, any claim or claims now or

                               Exhibit C, page 4
hereafter existing which such Guarantor may hold against the Employee Borrower; or (b) enforce any lien which such Guarantor may now or in the future have on any of the Employee Borrowers' properties, real or personal, as security for the payment of any debt or claim owing by any Employee Borrower to such Guarantor. The liability of the Guarantors hereunder shall be reinstated and revived and the rights of the Agent and the Banks shall continue if and to the extent that for any reason any payment by or on behalf of any Employee Borrower or the Guarantors is rescinded or must be otherwise restored by the Agent or any Bank, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, PROVIDED, HOWEVER, that if the Agent or any Bank chooses to contest any such matter at the request of the Guarantors, the Guarantors agree to indemnify and hold the Agent and any such Bank harmless with respect to all costs (including, without limitation, attorneys' fees) of such litigation. If any Employee Borrower becomes a debtor in a case under the Federal Bankruptcy Code and the Guarantors are "insiders" as defined in such Code, the Guarantors agree, upon request by a debtor-in-possession or trustee (collectively "OFFICIAL") for such Employee Borrower, to pay to the estate of such Employee Borrower an amount equal to any amount of Guaranteed Debt previously paid to the Agent or any Bank by such Employee Borrower and reasonably contended by such official to be avoidable under Section 547 of such Code.

     9. MISCELLANEOUS. This Guaranty shall be governed in all respects by the internal laws of the State of North Carolina but excluding its choice of law rules and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns. This Guaranty, together with the Credit Agreement and the other documents executed thereunder (collectively, as the same may be modified or amended, the "CREDIT DOCUMENTS"), constitute the entire agreement of the Agent on behalf of itself and the Banks and the Guarantors with respect to its subject matter, superseding and replacing any previous guaranty and applicable to all obligations guaranteed by the Guarantors under any previous guaranty as well as to all subsequently incurred Guaranteed Debt, and no provision hereof may be modified, altered, amended or waived except by a writing executed by the person against whom it is sought to be applied or enforced. All parties have participated in the drafting of this Guaranty, and this Guaranty shall be interpreted without reference to any rule of construction providing for interpretation of documents against the Persons drafting them. This Guaranty may be executed by the parties hereto individually or in any combination of the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Guaranty.

     10. VENUE, ETC. The Guarantors and the Agent agree that, at the option of the Agent, all litigation arising out of this Guaranty shall be in the local or federal courts located in the State of North Carolina, and the Guarantors hereby waive any

                               Exhibit C, page 5
defense of inconvenient forum. The Guarantors and the Agent further agree that process may be served upon any party hereto by certified or registered mail, return receipt requested, directed to such party at its address stated in the Credit Agreement, and each party waives any defense of insufficiency of service with respect to process so served. The Guarantors and the Agent further agree that, because of the complexities of commercial transactions and the need for expeditious resolution of disputes, any litigation arising out of this Guaranty shall be before a court sitting without a jury, and both parties hereby waive trial by jury in all such litigation, after having received the advice of their respective independent counsel.

     11. LIMITATION ON OBLIGATIONS. Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

     12. RIGHTS OF CONTRIBUTION. The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below), each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence hereof and to subsection (b) below), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below). The payment obligation of any Guarantor to any Excess Funding Guarantor under this Section 12 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Guaranty, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) "EXCESS FUNDING GUARANTOR" shall mean, in respect of any obligations arising under the other provisions of this Guaranty (hereafter, the "GUARANTEED OBLIGATIONS"), a Guarantor that has paid an amount in excess of its Pro Rata Share of the Guaranteed Obligations; (ii) "EXCESS PAYMENT" shall mean, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations; and (iii) "PRO RATA SHARE", for the purposes of this
Section 12, shall mean, for any Guarantor, the ratio (expressed as a percentage) of (a) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (b) the

                               Exhibit C, page 6
amount by which the aggregate present fair saleable value of all assets and other properties of the Borrowers and all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrowers and the Guarantors hereunder) of the Borrowers and all of the Guarantors, all as of the Closing Date (if any Guarantor becomes a party hereto subsequent to the Closing Date, then for the purposes of this Section 12 such subsequent Guarantor shall be deemed to have been a Guarantor as of the Closing Date and the information pertaining to, and only pertaining to, such Guarantor as of the date such Guarantor became a Guarantor shall be deemed true as of the Closing Date).







                               Exhibit C, page 7

     WITNESS the due execution hereof with the intent of being legally bound as of the date stated on the first page hereof.

                                          THE WYATT COMPANY (d/b/a
                                          Watson Wyatt Worldwide)


ATTEST:____________________________     By:___________________________
         Name: Walter W. Bardenwerper       Name:  Barbara L. Landes
         Title: Secretary                   Title: Vice President and
                                                   Chief Financial
                                                   Officer





                                          WYATT PREFERRED CHOICE, LLC


ATTEST:___________________________       By:__________________________
       Name:______________________       Name: Walter W. Bardenwerper
       Title:_____________________       Title: Chairman




                                          WYATT PREFERRED CHOICE, L.P.
                                          By: THE WYATT COMPANY (d/b/a
                                              Watson Wyatt Worldwide),
                                              Its General Partner


ATTEST:____________________________     By:__________________________
       Name: Walter W. Bardenwerper     Name:  Barbara L. Landes
       Title: Secretary                 Title: Vice President and
                                               Chief Financial
                                               Officer




                                           WYATT INVESTMENT
                                           CONSULTING, INC.


ATTEST:___________________________      By:___________________________
       Name:______________________      Name:_________________________
       Title:_____________________      Title:________________________


                               Exhibit C, page 8

                                    EXHIBIT A
                                       TO
                               GUARANTY AGREEMENT

                          [To be supplied by Guarantor)

                                                                EXHIBIT D-1


                                               Name: ______________________

                                       Home Address: ______________________

                                                     ______________________

                                                     ______________________

                                               Date: ______________________


The Wyatt Company
Suite 900
601 13th Street, N.W.
Washington, D.C.  20005

Attn:  Mr. Walter W. Bardenwerper, General Counsel & Secretary

Gentlemen:

     I have issued a promissory note in the principal amount of $_________ to NationsBank, N.A. (the "AGENT"), as agent for itself and certain other banks. That note evidences a loan made to me by the Agent to enable me to purchase, or to refinance the purchase of, ____________ shares of the common stock of The Wyatt Company (d/b/a Watson Wyatt Worldwide) (the "COMPANY").

     As security for the timely satisfaction of my obligations under the note, I hereby pledge to the Agent all shares purchased or refinanced with the proceeds of the loan as stated above (the "PLEDGED SHARES"), and grant to the Agent a lien on and security interest in those shares and all proceeds thereof. I have not, and I agree that until the note has been paid in full I will not, sell or otherwise dispose of any of the Pledged Shares or create, incur or permit to exist any other pledge, lien, encumbrance, or security interest in the Pledged Shares or their proceeds except as provided in this letter.

     The Agent is authorized to remit the proceeds of my loan directly to the Company. The Company and/or its transfer agent is hereby authorized and directed, upon disbursement by the Agent of the proceeds of my loan, to register on its books my pledge to the Agent of the Pledged Shares, to identify said pledge of the Pledged Shares on all initial and periodic statements and all other statements or notices respecting the Pledged Shares, and to have all pledgee notices and statements respecting the Pledged Shares as well as any and all certificates or any other instruments or documents evidencing my ownership of the Pledged Shares sent directly to the Agent at the following address:

                           NationsBank, N.A.
                           Corporate Bank
                           6th Floor
                           6610 Rockledge Drive
                           Bethesda, Maryland  20817

                           Attn:  Michael R. Heredia
                                  Vice President

I agree that the Agent shall take and maintain possession of all such statements, notices, certificates, instruments and documents in its capacity as pledgee.

     In the event of (i) a default under my note, or (ii) my death, termination of employment, or bankruptcy or the imposition of a lien or attachment on the Pledged Shares as described in Section 9.4 of the Company's Bylaws before all principal and interest payments have been made on the note, I agree and direct that such event may be considered by the Company as an offer to sell the Pledged Shares to the Company or to one or more Eligible Purchasers as of the date of such event under the terms and conditions of Section 9.4 of the Company's Bylaws. ("ELIGIBLE PURCHASER" as used in this letter has the meaning given to that term in Section 9.9(a) of the Company's Bylaws.) I agree to execute all necessary or appropriate instruments and documents, including stock powers and notices or instructions to register stock transfers, to permit the Company to sell the Pledged Shares in accordance with this letter, and I authorize the Agent to give notices or instructions to register stock transfers or to return all certificates for the Pledged Shares, if any, to the Company as necessary to effect such sale. I further agree and direct that the Company shall apply the proceeds of any such sale (a) first, to pay any remaining balance on the note (including principal and interest), (b) second, to pay any other amounts required by applicable law, and (c) third, to me to the extent, if any, of any surplus proceeds. In the event of the sale of the Pledged Shares upon termination of my employment with the Company, the Company may deduct from any sums then due to me from the Company (including without limitation accrued salary and vacation pay, if any) the difference, if any, between the remaining balance on my note and the proceeds of the sale of the Pledged Shares, and the Company may apply the amount so deducted as provided in (a) and (b) above. I agree that I will have no right, either against the Company or against the Agent, to any amounts applied under (a) or (b) above.

     In the event that any or all of the Pledged Shares are sold to one or more Eligible Purchasers prior to repayment of my loan from the Agent, I agree and direct that such Eligible Purchaser(s) shall be directed to remit the purchase price to the Company and that the Company shall apply the proceeds of such sale in the manner provided above. To facilitate the foregoing, I agree and direct that the Company and/or its transfer agent register on its books and identify on all transaction and periodic statements respecting the Pledged Shares the restriction


                              Exhibit D-1, page 2
that any purchaser of the Pledged Shares may be required to remit the purchase price directly to the Company to be applied in payment of my indebtedness to the Agent, and I further agree and direct that the following legend shall be placed on all certificates, if any, for the Pledged Shares:

          "In the event the shares represented by this certificate are sold, the purchaser may be required to remit the purchase price directly to the Company to be applied in payment of certain indebtedness of the registered holder to NationsBank, N.A., as agent for itself and certain other banks."

You agree to have such legend removed from any certificate if and when you are advised in writing by the Agent that my indebtedness to it has been repaid in full.

     Upon the payment in full of all amounts due under my note issued to the Agent, I understand that with respect to all of the Pledged Shares that have not been sold or otherwise disposed of under the terms of this letter, the Agent will direct the Company and/or its transfer agent to register on its books the release of the Agent's lien on and the foregoing restrictions respecting such Pledged Shares, and will have delivered to me, at its expense, free of liens and encumbrances, and without recourse or representation, all certificates, if any, for such Pledged Shares. I agree that beyond the exercise of reasonable care, the Agent shall have no duty or liability to preserve rights pertaining to the Pledged Shares, and shall be relieved of all responsibility for the Pledged Shares upon issuing a direction to the Company and/or its transfer agent to register the release of its lien on and the foregoing restriction respecting the Pledged Shares and upon surrendering or tendering surrender to me of all certificates, if any, respecting the Pledged Shares.

     I agree that all rights, remedies and powers granted to the Agent in this letter, in my note, in your guaranty of my note, or in any other document previously, simultaneously or hereafter executed and delivered by me or by any other party to the Agent in connection with this letter or my note (collectively, the "LOAN DOCUMENTS"), whether express or implied, shall be cumulative and may be exercised singly or concurrently with such other rights as the Agent may have. I also agree that no failure or delay on the part of the Agent in exercising any right, power or privilege hereunder, under any of the Loan Documents, or under applicable law, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. I further agree that no waiver or modification of any right, power or privilege of the Agent or of any obligation of mine shall be effective unless such waiver or modification is in writing, signed by the Agent, and then only to the extent set forth therein, and I agree that a waiver by the Agent of any right, power or privilege hereunder on any one occasion shall not



                              Exhibit D-1, page 3
be construed as a bar to, or a waiver of, any such right, power or privilege which the Agent otherwise would have on any subsequent occasion.

     This letter constitutes a security agreement in favor of the Agent, and I understand that the Agent is entitled to rights and remedies as a secured party under this agreement and applicable law. I authorize and direct you to provide a copy of this letter to the Agent, and I understand that the Agent is relying on this letter, in addition to your guaranty of my note, in making its loan to me.


Witness:_____________________               Signed:_____________________
               (Signature)

Name:________________________               Name:_______________________
               (Print or Type)                      (Print or Type)

                                            Tax ID No.:_________________



                              Exhibit D-1, page 4

                                                             EXHIBIT D-2


                                             Name:_______________________

                                          Address:_______________________

                                                  _______________________

                                                  _______________________

                                            Date:________________________



The Wyatt Company
Suite 900
601 13th street, N.W.
Washington, D.C.  20005

Attn:  Mr. Walter W. Bardenwerper, General Counsel & Secretary

Gentlemen:

     The undersigned employee ______[Employee Name]______ (the "EMPLOYEE") has issued a promissory note in the principal amount of $________ (the "NOTE") to NationsBank, N.A. (the "AGENT"), as agent for itself and certain other banks. The Note evidences a loan made to the Employee by the Agent (the "LOAN") for the purpose of financing or refinancing the purchase by the undersigned personal holding company [PERSONAL HOLDING COMPANY NAME] (the "HOLDING COMPANY") of ___________ shares of the common stock of The Wyatt Company (d/b/a Watson Wyatt Worldwide) (the "COMPANY").

     As security for the timely satisfaction of all obligations under the Note, the undersigned hereby pledge to the Agent all shares purchased or refinanced with the proceeds of the Loan as stated above (the "PLEDGED SHARES"), and grant to the Agent a lien on and security interest in the Pledged Shares and all proceeds thereof. The undersigned have not, and agree that until the Note has been paid in full they will not, sell or otherwise dispose of any of the Pledged Shares or create, incur or permit to exist any other pledge, lien, encumbrance, or security interest in the Pledged Shares or their proceeds except as provided in this letter.

     The Agent is authorized to remit the proceeds of the Loan directly to the Company. The Company and/or its transfer agent is hereby authorized and directed, upon disbursement by the Agent of the proceeds of the Loan, to register on its books the undersigned's pledge to the Agent of the Pledged
Shares, to identify said pledge of the Pledged Shares on all initial and periodic statements and all other statements or notices respecting the Pledged Shares, and to have all pledgee notices and statements respecting the Pledged Shares as well as any and all certificates or any other instruments or documents evidencing ownership of the Pledged Shares sent directly to the Agent at the following address:

                  NationsBank, N.A
                  Corporate Bank
                  6th Floor
                  6610 Rockledge Drive
                  Bethesda, Maryland  20817

                  Attn:  Michael R. Heredia
                         Vice President

The undersigned agree that the Agent shall take and maintain possession of any and all such statements, notices, certificates, instruments and documents in its capacity as pledgee.

     In the event of (i) a default under the Note or (ii) the death, termination of employment, or bankruptcy of the Employee or the imposition of a lien or attachment on the Pledged Shares as described in Section 9.4 of the Company's Bylaws before all principal and interest payments have been made on the Note, such event may be considered by the Company as an offer to sell the Pledged Shares to the Company or to one or more Eligible Purchasers as of the date of such event under the terms and conditions of Section 9.4 of the Company's Bylaws. ("ELIGIBLE PURCHASER" as used in this letter has the meaning given to that term in Section 9.9(a) of the Company's Bylaws.) The undersigned agree to execute all necessary or appropriate instruments and documents, including stock powers and notices or instructions to register stock transfers, to permit the Company to sell the Pledged Shares in accordance with this letter, and the Agent is hereby authorized to give notices or instructions to register stock transfers or to return all certificates for the Pledged Shares, if any, to the Company as necessary to effect such sale. The undersigned further agree and direct that the Company shall apply the proceeds of any such sale (a) first, to pay any remaining balance on the Note (including principal and interest), (b) second, to pay any other amounts required by applicable law, and (c) third, to the Employee to the extent, if any, of any surplus proceeds. In the event of the sale of the Pledged Shares upon the Employee's termination of employment as described above, the Company may deduct from any sums then due to the Employee from the Company
(including without limitation accrued salary and vacation pay, if any) the difference, if any, between the remaining balance on the Note and the proceeds of the sale of the Pledged Shares, and the Company may apply the amount so deducted as provided in (a) and (b) above. The undersigned agree that they will have no right, either against the Company or against the Agent, to any amounts applied under (a) or (b) above.

     In the event that any or all of the Pledged Shares are sold to one or more Eligible Purchasers prior to repayment of the Loan from the Agent, such Eligible Purchaser(s) shall be directed to

                              Exhibit D-2, page 2
remit the purchase price to the Company and that the Company shall apply the proceeds of such sale in the manner provided above. To facilitate the foregoing, the undersigned agree and direct that the Company and/or its transfer agent register on its books and identify on all transaction and period statements respecting the Pledged Shares the restriction that any purchaser of the Pledged Shares may be required to remit the purchase price directly to the Company to be applied in payment of the Employee's indebtedness to the Agent, and the undersigned further agree and direct that the following legend shall be placed on all certificates, if any, for the Pledged Shares:

          "In the event the shares represented by this certificate are sold, the purchaser may be required to remit the purchase price directly to the Company to be applied in payment of certain indebtedness of the registered holder to NationsBank, N.A., as agent for itself and certain other banks."

Such legend shall be removed from any certificate if and when the Company is advised in writing by the Agent that all indebtedness to the Agent under the Note has been repaid in full.

     Upon the payment in full of all amounts due under the Note issued to the Agent and with respect to all of the Pledged Shares that have not been sold or otherwise disposed of under the terms of this letter, the Agent will direct the Company and/or its transfer agent to register on its books the release of the Agent's lien on and restriction respecting such Pledged Shares, and will have delivered to the Holding Company, at its expense, free of liens and encumbrances, and without recourse or representation, all certificates, if any, for such Pledged Shares. The undersigned agree that beyond the exercise of reasonable care, the Agent shall have no duty or liability to preserve rights pertaining to the Pledged Shares, and shall be relieved of all responsibility for the Pledged Shares upon issuing a direction to the Company and/or its transfer agent to register the release of its lien on and the foregoing restriction respecting the Pledged Shares and upon surrendering or tendering surrender to the Holding Company of all certificates, if any, respecting the Pledged Shares.

     All rights, remedies and powers granted to the Agent in this letter, in the Note, in your guaranty of the Note, or in any other document previously, simultaneously or hereafter executed and delivered by either or both of the undersigned or by any other party to the Agent in connection with this letter or the Note (collectively, the "LOAN DOCUMENTS"), whether express or implied, shall be cumulative and may be exercised singly or concurrently with such other rights as the Agent may have. No failure or delay on the part of the Agent in exercising any right, power or privilege hereunder, under any of the Loan Documents, or under applicable law, shall operate as a waiver thereof; nor shall any single or partial exercise of any right,

                              Exhibit D-2, page 3
power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. No waiver or modification of any right, power or privilege of the Agent or of any obligation of either or both of the undersigned shall be effective unless such waiver or modification is in writing, signed by the Agent, and then only to the extent set forth therein, and a waiver by the Agent of any right, power or privilege hereunder on any one occasion shall not be construed as a bar to, or a waiver of, any such right, power or privilege which the Agent otherwise would have on any subsequent occasion.

     This letter constitutes a security agreement in favor of the Agent, and the undersigned understand that the Agent is entitled to rights and remedies as a secured party under this agreement and applicable law. The undersigned authorize and direct the Company to provide a copy of this letter to the Agent and understand that the Agent is relying on this letter, in addition to the Company's guaranty of the Note, in making the Loan.


                                          EMPLOYEE:

Witness:___________________________       Signed:________________________
              (Signature)                          (Employee Signature)


Name:______________________________       Name:___________________________
           (Print or Type)                           (Print or Type)


                                          PERSONAL HOLDING COMPANY:

Witness:___________________________       Signed:__________________________
              (Signature)                             (Name of Personal
                                                         Holding Co.)

Name:______________________________       Tax ID No.:_______________________
          (Type or Print Name)                            (Print or Type)

                                          By:_______________________________
                                                    (Employee Signature)

                                          Name:_____________________________
                                                       (Type or Print
                                                        Employee Name)

                              Exhibit D-2, page 4

                                                             EXHIBIT E


                                   STOCK POWER


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of the common stock of The Wyatt Company (d/b/a Watson Wyatt Worldwide), a Delaware corporation:

          NO. OF SHARES                               CERTIFICATE NO.



and  irrevocably  appoints   __________________________________  its  agent  and
attorney-in-fact to transfer all or any part of such common stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.

Date:

___________________________
                                      By:_____________________________
                                      Name:

                                                              EXHIBIT F


                      TRUTH IN LENDING DISCLOSURE STATEMENT



Creditor:         NationsBank,  N.A.,  as Agent (the  "AGENT")  under that Third
                  Amended and Restated Credit and Security Agreement dated as of January 5, 1996 among The Wyatt Company ("WYATT"), Wyatt Asset
                  Services,  Inc., Wyatt Preferred Choice, LLC., Wyatt Preferred
                  Choice,  L.P.,  and Wyatt  Investment  Consulting,  Inc.  (the
                  "BORROWERS"),  the Agent,  and Mellon Bank, N.A., NBD Bank and
                  NationsBank, N.A. (the "BANKS") (as the same may be amended, modified, extended or restated from time to time, the "CREDIT
                  AGREEMENT").



    ANNUAL
PERCENTAGE RATE      FINANCE CHARGE     Amount Financed    Total of Payments
_______________      ______________     _______________    _________________

The cost of         The dollar amount     The amount of     The amount you will
your credit as      The credit will       credit provided   have paid after you
a yearly rate.      cost you.             to you or on      have made all
                                          your behalf.      payments as
                                                            scheduled.

  __________%        $_____________       $____________      $______________



YOUR PAYMENT SCHEDULE WILL BE:

               Except as provided below, 27 interest payments with the first interest payment due April __, 19__ and subsequent interest payments due on the 3rd business day of each July, October, January and April thereafter, until this debt is paid in full, and, except as provided below, seven (7) principal payments of $__________ each, with the first payment due September 30, 19__ and subsequent payments due on September 30 of each year thereafter, with the final payment due September 30, 200__. The amounts of interest payments will vary. Based on the current ANNUAL PERCENTAGE RATE, the largest interest payment will be $_________________ and the smallest interest payment will be $_________________, assuming that principal payments are made in accordance with the foregoing schedule.

               All principal on this loan shall be due on the earlier of (i) one calendar year after termination (whether voluntary or involuntary) of your employment with The Wyatt Company or any of its subsidiaries or affiliates, or (ii) immediately upon the sale of the common stock securing payment of this loan, if either such date is earlier than September 30, 200__.

     The annual percentage rate may increase during the term of this transaction if the Applicable Rate increases. For purposes hereof, the "Applicable Rate" means (i) for all periods prior to January 5, 2001, the Adjusted Base Rate and
(ii) for all periods thereafter, (a) for any quarterly period of calculation, if no Cash Flow Deficiency existed as of the end of the immediately preceding calendar quarter, the Adjusted Base Rate and (b) for any quarterly period of calculation, if a Cash Flow Deficiency existed as of the end of the immediately preceding quarter, the Prime Rate. "Adjusted Base Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day PLUS 1/2 of 1.0% or (b) the Prime Rate in effect on such day, MINUS 1.0%. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Adjusted Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Adjusted Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively. "Federal Funds Rate" means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the business day next succeeding such day, PROVIDED that (A) if such day is not a business day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding business day and (B) if no such rate is so published on such next succeeding business day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent. "Prime Rate" means the per annum rate of interest established from time to time by the Agent at its principal office in Charlotte, North Carolina as its Prime Rate. Any change in the interest rate resulting from a change in the Prime Rate shall become effective as of 12:01 a.m. of the business day on which each change in the Prime Rate is announced by the Agent. The Prime Rate is a reference rate used by the Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor. A "Cash Flow Deficiency" shall exist at any time when the Debt to Cash Flow Ratio of The Wyatt Company, on a consolidated basis, is 1.5 to 1 or greater, where "Debt to Cash Flow Ratio" means the ratio of (i) Funded Debt to (ii) EBITDA, "EBITDA" means, for any period, the sum of (i) net income, plus, to the extent deducted in the calculation of net income, (ii) interest expense, income taxes, depreciation and amortization, determined in accordance with GAAP, and "Funded


                               Exhibit F, page 2

Debt" means, with respect to any person, without duplication, (i) all indebtedness of such person for borrowed money, (ii) all purchase money indebtedness of such person, including without limitation the principal portion of all obligations of such person under capital leases, (iii) all guaranty and other contingent obligations of such person with respect to Funded Debt of another person, (iv) the maximum available amount of all standby letters of credit or acceptances issued or created for the account of such person and (v) all Funded Debt of another person secured by an encumbrance on any property of such person, whether or not such Funded Debt has been assumed.

     Any increase in the annual percentage rate will take the form of higher quarterly interest payments.

     If your loan were for $3,000.00 at 8% per year for seven (7) years and the rate increased to 9% per year after the first interest payment but prior to the first principal payment, then your quarterly interest payments would increase by $7.50 until the first principal payment had been made, and by something less than $7.50 during subsequent years as the principal amount is paid down and the amount of interest payments decrease.

SECURITY:     You are giving a security  interest in common stock of the Wyatt
              Company purchased or refinanced with the proceeds of this loan.

LATE CHARGE:  If an  interest  payment is late you will be
              charged interest on such payment at the Applicable Rate plus 2%, and if a principal payment is fifty
              (50) days or more late, you will be charged interest on such payment at the Applicable Rate plus 2%.

PREPAYMENT:   If you pay off early, you will not have to pay a penalty.

     See  your  contract   documents  for  any  additional   information   about
nonpayment, default, any required repayment in full before the scheduled date, and prepayment refunds and penalties.


- - --------------------------------------------------------------------------------
                         ITEMIZATION OF AMOUNT FINANCED


         Itemization of Amount Financed of $_________________.


                  This entire amount will be paid to The Wyatt Company on your behalf.

- - --------------------------------------------------------------------------------

                               Exhibit F, page 3

         I acknowledge receipt of the foregoing Truth in Lending Disclosures.


                                      __________________________________
                                      Printed Name:______________________
                                      Date:______________________________






                               Exhibit F, page 4

                                                              EXHIBIT G


                                THE WYATT COMPANY
                           BORROWING BASE CERTIFICATE

                             Date: ________________


TO:         NationsBank, N.A.
            Corporate Bank
            6610 Rockledge Drive
            Sixth Floor
            Bethesda, Maryland 20817

ATTN:       Michael R. Heredia
            Vice President

     This Borrowing Base Certificate, including the attached Borrowing Base Computation (the "COMPUTATION") as of _____________ (the "COMPUTATION DATE"), is delivered to NationsBank, N.A. ("AGENT"), as Agent for itself and for the other Banks listed in the Third Amended and Restated Credit and Security Agreement dated as of January 5, 1996, among The Wyatt Company (d/b/a Watson Wyatt Worldwide), Wyatt Preferred Choice, LLC, Wyatt Preferred Choice, L.P., Wyatt Investment Consulting, Inc. (collectively, the "BORROWERS"), the Agent and the Banks party thereto (the "AGREEMENT"), in order to induce the Banks to make Loans under the Agreement. Capitalized terms not defined herein have the definitions provided in the Agreement.

          (1) The information shown on the attached Computation is true and correct as of the Computation Date. "Work in Process" shown on the Computation has the same meaning as "unbilled Eligible Receivables" in the Agreement. No amounts are included for Subsidiaries or for account debtors located elsewhere than the United States, British Columbia, Ontario and Quebec.

          (2) As of the Computation Date, the Borrowers had the following Material Subsidiaries:



          (3) Revolving Credit Loan Facility: The Borrowing Base limit described in Section 2.1(a)(ii) of the Agreement as of the Computation Date is $___________, and the Aggregate Revolving Credit Commitment as of the Computation Date is $___________. The aggregate amount outstanding under Revolving Credit Loans and LOC Obligations as of the Computation Date is $__________. The availability under the Revolving Credit Loan facility is therefore $_______________.

          (4)  Employee Loan  Facility:  The Borrowing  Base limit  described in
               Section 2.1(d)(i)(B) of the Agreement as of the Computation Date is $____________ and the Employee Loan Commitment as of the Computation Date is $______________. The aggregate amount outstanding under Employee Loans as of the Computation Date is $____________. The availability under the Employee Loan facility is therefore $_______________.

          (5) As of this date, all representations and warranties of the Borrowers contained in the Agreement are true and correct in every material respect and there exists no Event of Default or Incipient Default under the Agreement.

                                         THE WYATT COMPANY (d/b/a
                                         Watson Wyatt Worldwide)
                                         for itself and each other Borrower


                                         By: ________________________
                                         Name:_______________________
                                         Title:______________________


                               Exhibit G, page 2

                                                            EXHIBIT H


                         INITIAL TRANSACTION STATEMENT


                            Shares of Common Stock of
                                THE WYATT COMPANY
                            Par Value $1.00 per Share

1.  REGISTERED  OWNER:    [Name,  address,  and Tax ID No.  of
                          owner  (Qualified Employee, pension
                          plan or personal holding company, as
                          applicable)]

2.  REGISTERED PLEDGEE:   NationsBank, N.A.
                          Corporate Bank
                          6th Floor
                          6610 Rockledge Drive
                          Bethesda, Maryland 20817

                          Tax ID No.: 54-0314875

3.  DATE OF REGISTRATION OF TRANSFER AND PLEDGE:___________________________

4.  NUMBER OF SHARES TRANSFERRED TO REGISTERED OWNER:______________________

5.  NUMBER OF SHARES PLEDGED TO REGISTERED PLEDGEE:________________________

6. LIENS, RESTRICTIONS AND ADVERSE CLAIMS: Any purchaser of the subject shares may be required to remit the purchase price directly to The Wyatt Company (d/b/a Watson Wyatt Worldwide) to be applied in payment of certain indebtedness of the Registered Owner to the Registered Pledgee, as agent for itself and certain other banks.


     THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                                           THE WYATT COMPANY (d/b/a Watson
                                           Wyatt Worldwide)


                                           By:   ___________________________
                                           Name: ___________________________
                                           Title:___________________________

                                                                EXHIBIT I


                         PERIODIC TRANSACTION STATEMENT

                              Dated: ______________

                            Shares of Common Stock of
                                THE WYATT COMPANY
                            Par Value $1.00 per Share


1.   REGISTERED OWNER:     [Name, address, and Tax ID No. of
                           owner Qualified Employee, pension
                           plan or personal holding company, as
                           applicable)]

2.   REGISTERED PLEDGEE:   NationsBank, N.A.
                           Corporate Bank
                           6th Floor
                           6610 Rockledge Drive
                           Bethesda, Maryland 20817

                           Tax ID No.: 54-0314875

3.   NUMBER OF SHARES REGISTERED TO REGISTERED OWNER:

4.   NUMBER OF SHARES PLEDGED TO REGISTERED PLEDGES:

5. LIENS, RESTRICTIONS AND ADVERSE CLAIMS: Any purchaser of the subject shares may be required to remit the purchase price directly to The Wyatt Company (d/b/a Watson Wyatt Worldwide) to be applied in payment of certain indebtedness of the Registered Owner to the Registered Pledgee, as agent for itself and certain other banks.


     THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                                           THE WYATT COMPANY (d/b/a Watson
                                           Wyatt Worldwide)


                                           By:   ___________________________
                                           Name: ___________________________
                                           Title:___________________________

                                                            EXHIBIT J

                      AGREEMENT TO STOCK PLEDGE AGREEMENTS

     In consideration of financial accommodations made by NationsBank, N.A., as Agent for the Banks party to the Credit Agreement referred to below ("AGENT"), to or at the request of The Wyatt Company (d/b/a Watson Wyatt Worldwide) ("WYATT"), Wyatt Preferred Choice, LLC, Wyatt Preferred Choice, L.P., and Wyatt Investment Consulting, Inc. (collectively, the "BORROWERS"), and the mutual covenants contained in that certain Third Amended and Restated Credit and Security Agreement, dated as of January 5, 1996, among the Borrowers, the Agent and the Banks signatory thereto (the "BANKS"), as said agreement may have been or may be amended from time to time (the "CREDIT AGREEMENT"), and having reviewed the Pledge Agreements executed and delivered in connection with Employee Loans as identified on the attached schedule (which schedule identifies all Pledge Agreements executed and delivered after ___________________), Wyatt hereby reaffirms its prior acknowledgement of and agreement to certain of the Pledge Agreements, and hereby further acknowledges and agrees to the terms and conditions of each and every one of the Pledge Agreements.

     This Agreement to Stock Pledge Agreements is executed and delivered with the intent that Wyatt shall be bound by each of the Pledge Agreements and that the Agent and the Banks shall rely hereon and thereon in making or participating in Employee Loans.

     Capitalized terms used but not defined herein shall have the meanings stated in the Credit Agreement. As used herein, "PLEDGE AGREEMENTS" shall include any and all amendments to the Pledge Agreements.

                                           THE WYATT COMPANY (d/b/a Watson
                                           Wyatt Worldwide)

                                           By:   ___________________________
                                           Name: ___________________________
                                           Title:___________________________

                           Schedule of Employee Loans
                              and Pledge Agreements


    Name             Initial               Number of                 Date
                    Loan Amount          Shares Pledged
____________      ______________       ________________          ____________

                                                                 EXHIBIT K


                           FORM OF NOTICE OF BORROWING

TO:      NATIONSBANK, N.A., as Agent
         Corporate Bank
         6610 Rockledge Drive, Sixth Floor
         Bethesda, Maryland 20817

RE: Third Amended and Restated Credit and Security Agreement dated as of January 5, 1996 among The Wyatt Company (d/b/a Watson Wyatt Worldwide), Wyatt Preferred Choice, LLC, Wyatt Preferred Choice, L.P., Wyatt Investment Consulting, Inc. (the "Borrowers"), NationsBank, N.A., as Agent, Mellon Bank, N.A., NBD Bank and NationsBank, N.A. (as the same may be amended, modified, extended or restated from time to time, the "Credit Agreement")

DATE:    _____________, 199__

- - --------------------------------------------------------------------------------

1. This Notice of Borrowing is made pursuant to the terms of the Credit Agreement. All capitalized terms used herein unless otherwise defined shall have the meanings set forth in the Credit Agreement.

2.       Please be advised that:

         ______       (a)  the Borrowers are  requesting  Revolving
                           Credit Loans in the amount of $__________ to be funded on ____________, 199__ at the interest  rate option set forth in paragraph
                           3 below.

                           Subsequent  to the funding of the  requested
                           Revolving Credit Loans, the aggregate amount
                           of  outstanding   Revolving   Credit  Loans,
                           together with outstanding LOC Obligations, will be $_________ which is less than or equal to both (i) the Aggregate Revolving Credit Commitment and (ii) the Borrowing Base amount described in Section 2.1(a)(ii) of the Credit Agreement, net of Employee Loans.

         ______       (b)  the  Borrowers  are  requesting  that a
                           portion of the current outstanding Revolving
                           Credit Loans in the amount of $__________ be extended or converted at the interest rate option set forth in paragraph 3 below.

         ______       (c)  on  behalf of the  Qualified  Employees,
                           the Borrowers are requesting Employee Loans in the amount of $__________ to be funded on ____________, 199__.

                           Subsequent to the funding of the requested Employee Loans, the aggregate amount of outstanding Employee Loans will be $_________ which is less than or equal to both (i) the Employee Loan Commitment and (ii) the Borrowing Base amount described in Section 2.1(d)(i)(B), net of Revolving Credit Loans and LOC Obligations.

                           Subsequent to the funding of each individual Employee Loan, the amount funded in connection with such Employee Loan will not exceed the book value of the shares of stock to be purchased or refinanced with the proceeds of such Employee Loan, as computed in accordance with Section 2.1(d) of the Credit Agreement.

3. The interest rate option applicable to the requested Revolving Credit Loans (or the extension or conversion of all or part of the existing Revolving Credit Loans), as set forth above, shall be:

         a.       ________ the Base Rate

         b.       ________ the Eurodollar Rate plus the Applicable
                           Percentage for an Interest Period of:

                               ________ one month
                               ________ two months
                               ________ three months
                               ________ six months

4. The representations and warranties set forth in the Loan Documents are true and correct in all material respects as if made on the date hereof and shall be true and correct as of the date of the borrowing (or continuation or conversion thereof).

5. As of the date hereof, no Incipient Default or Event of Default has occurred and is continuing or would be caused by this Notice of Borrowing or the making of Loans requested hereby and no Incipient Default or Event of Default shall exist as of the date of the borrowing (or continuation or conversion thereof).

7. No material adverse effect has occurred in the financial condition of the Borrowers since the Closing Date.

8.       No Margin Stock Event has occurred.


                               Exhibit K, page 2

                                             THE WYATT COMPANY (d/b/a Watson
                                             Wyatt Worldwide) for
                                             itself and each other Borrower


                                             By:___________________________
                                             Name:________________________
                                             Title:_______________________



                               Exhibit K, page 3

                                                            EXHIBIT L

                              SOLVENCY CERTIFICATE

         The undersigned treasurer of [NAME OF BORROWER] ("______"), a _________________, is familiar with the properties, businesses, assets and liabilities of [NAME OF BORROWER] and is duly authorized to execute this certificate on behalf of [NAME OF BORROWER].

     Reference is made to that Third Amended and Restated Credit and Security Agreement dated as of January 5, 1996 among The Wyatt Company (d/b/a Watson Wyatt Worldwide), Wyatt Preferred Choice, LLC, Wyatt Preferred Choice, L.P., and Wyatt Investment Consulting, Inc. (the "Borrowers"), NationsBank, N.A., as Agent (the "Agent"), and Mellon Bank, N.A., NBD Bank and NationsBank, N.A. (the "Banks") (as the same may be amended, modified, extended or restated from time to time, the "Credit Agreement"). All capitalized terms used and not defined herein have the meanings stated in the Credit Agreement.

     2. The undersigned certifies that he has made such investigation and inquiries as to the financial condition of [name of Borrower] as he deems necessary and prudent for the purpose of providing this Certificate. The undersigned acknowledges that the Agent and the Banks are relying on the truth and accuracy of this Certificate in connection with making of the Loans under the Credit Agreement.

     3. The undersigned certifies that the financial information, projections and assumptions which underlie and form the basis for the representations made in this Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

     BASED ON THE FOREGOING, the undersigned certifies that, both before and after giving effect to the Loans:

     A. [NAME OF BORROWER] has assets having a fair saleable value which exceeds its liabilities.

     B. [NAME OF BORROWER] is able to and anticipates that it will be able to meet its debts as they mature.

     C. [NAME OF BORROWER] has adequate capital to conduct the business in which it is and proposes to be engaged.

     D. The representations and warranties of [NAME OF BORROWER] set forth in the Credit Agreement are true and correct.

     E. No Incipient Default or Event of Default under the Credit Agreement exists or would exist.

     F. The Financial Statements delivered to the Banks pursuant to Section 5.1(i) of the Credit Agreement fairly and completely present the financial condition of [NAME OF BORROWER].

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of January, 1996, in his capacity as the treasurer of [NAME OF BORROWER].

                                          ______________________________
                                              [NAME OF TREASURER]
                                          Title: Treasurer of __________


                               Exhibit L, page 2

STATE OF ______________ )
                        )
COUNTY OF _____________ )



                                  VERIFICATION


         The undersigned, being first duly sworn, deposes and says that he is the treasurer of [NAME OF BORROWER], a ________________, that he has read the foregoing and to his personal knowledge the matters and statements contained therein are true and accurate.

         This the ____ day of January, 1996.


                                               _____________________________



Sworn to and subscribed before me
this ___ day of December, 1995.


__________________________________
         Notary Public


My Commission Expires:

__________________________________

                                   SCHEDULE 1
                        SUBSIDIARIES OF THE WYATT COMPANY

                                                                       Ownership
                                                                         by the
Country                                       Company                   Company
________                                      ________                 _________

United States (including Puerto     Wyatt Data Services, Inc.            100%
Rico), Canada, and Taiwan           Wyatt Asset Services, Inc.           100%
                                    Wyatt Investment Consulting, Inc.    100%(1)
                                    Wyatt Software Services, Inc.        100%
                                    David Corporation                    100%(2)
                                    Wyatt Preferred Choice, L.L.C.       100%(3)
                                    Wyatt Preferred Choice, L.P.         100%(4)

Argentina                           The Wyatt Company de Argentina, S.A. 100%

Australia                           WyComp Pty. Ltd.                     100%

Barbados                            Wyatt Management Company (Barbados)
                                    Limited                              100%

Belgium                             The Wyatt Company, S.A.             50.1%(5)

Canada                              Wyatt Canadian Holdings Limited I    100%
                                    The Wyatt Company, Limited           100%(6)

Colombia                            Actuarios Asociados Wyatt S.A.       100%

France                              The Wyatt Company S.A.R.L.          50.1%(5)

Germany                             Wyatt Bode Grabner GmbH               50%(7)
                                    The Wyatt Company GmbH              50.1%(5)

Hong Kong and Macau                 The Wyatt Company (H.K.) Limited     100%

Indonesia                           P.T. Wyatt Purbajaga                  60%(7)

Italy                               The Wyatt Company, S.r.l.           50.1%(5)

Japan                               The Wyatt Company K.K.               100%

Korea                               The Wyatt Company, Limited           100%(8)

                                   SCHEDULE 1
                        SUBSIDIARIES OF THE WYATT COMPANY
                                     PAGE 2
                                                                       Ownership
                                                                          by the
Country                             Company                              Company


Malaysia                      The Wyatt Company Sendirian Berhad         70%

Mexico                        Wyatt Consultores, S.A. de C.V.           100%

Netherlands                   The Wyatt Company B.V.                    50.1%(5)

New Zealand                   The Wyatt Company (NZ) Ltd.               100%

Norway                        The Wyatt Company A/S                     50.1%(5)
                              Aktuarsoftware A/S                        50.1%(5)

Philippines                   The Wyatt Company (Philippines), Inc.      40%

Portugal                      The Wyatt Company Holdings Limited        100%(9)

Singapore                     The Wyatt Company (S.E.A.) Pte. Ltd.      100%

Spain                         The Wyatt Company de Espana, S.A.         50.1%(5)

Sweden                        The Wyatt Company AB                      50.1%(5)

Switzerland                   The Wyatt Company S.A.                    50.1%(5)

United Kingdom                The Wyatt Company Holdings Limited        100%
                              The Wyatt Company (U.K.) Limited          100%(10)
                              Wyatt Financial Services Limited          100%(10)
                              Watson Wyatt Holdings (Europe)Limited    50.1%(11)


- - -----------------------------------------------------------------------
1    1% owned by Wyatt Asset Services, Inc. and 99% owned by the Company
2    100% owned by Wyatt Software Services, Inc.
3    1% owned by Wyatt Asset Services, Inc. and 99% owned by the Company.
4    The Wyatt Company is the sole General Partner and Wyatt Preferred
     Choice, L.L.C. is the sole Limited Partner
5 Represents derivative ownership since 100% owned by Watson Wyatt Holdings (Europe) Limited
6 100% owned (including ownership through one intermediate subsidiary) by Wyatt Canadian Holdings Limited I
7    Joint Venture
8    Branch office of The Wyatt Company, Limited
9    Branch office of The Wyatt Company Holdings, Limited
10   Owned by The Wyatt Company Holdings Limited
11   49.9% owned by R. Watson & Sons

                                   SCHEDULE 2

                            PERMITTED NON-COMPLIANCE
                           SECTIONS 4.2(B),4.6(A),4.10


                                      None.

                                   SCHEDULE 3

                              PERMITTED LITIGATION
                                   SECTION 4.5

                                      None.

                                   SCHEDULE 4

                       JURISDICTIONS - PLACES OF BUSINESS


THE WYATT COMPANY



CANADA

CALGARY
First Canadian Centre
2700 West Tower
350-7th Avenue, S.W.
Calgary, Alberta, Canada  T2P 3N9

MONTREAL
Suite 2400
600 de Maisonneuve Boulevard West
Montreal, Quebec, Canada  H3A 3J2

OTTAWA
112 Kent Street, Suite 1800
Ottawa, Ontario K1P5P2

TORONTO
Suite 1100
One Queen Street East
Toronto, Ontario, Canada  M5C 2Y4

VANCOUVER
Suite 700
401 West Georgia Street
Vancouver, British Colimbia,  V6B 5A1


UNITED STATES

ATLANTA
Suite 432
4170 Ashford-Dunwoody Road, N.E.
Atlanta, Georgia  30319

BOSTON
80 William Street
Wellesley Hills, Massachusetts  02181

CHICAGO
Suite 2400
303 West Madison Street
Chicago, Illinois  60606-3308

CLEVELAND
Suite 1400
Ohio Savings Plaza
1801 E. 9th Street
Cleveland, Ohio  44114

COLUMBUS
Suite 1000
21 East State Street
Columbus, Ohio  43215

DALLAS
Suite 2400, Lock Box 58
2121 San Jacinto Street
Dallas, Texas  75201

DENVER
Suite 2900
999 Eighteenth Street
Denver, Colorado  80202

DETROIT
Suite 500
One Northwestern Plaza
28411 Northwestern Highway
Southfield, Michigan  48034

GRAND RAPIDS
Suite 200
1001 Medical Park Drive, S.E.
Grand Rapids, Michigan  49546

HONOLULU
Suite 2340
Grosvenor Center
737 Bishop Street
Honolulu, Hawaii  96813

HOUSTON
Suite 500
4800 Sugar Grove Boulevard
Stafford, Texas  77477-2627

IRVINE
Suite 930
One Park Plaza
Irvine, California  92714-5904

LOS ANGELES
Suite 700
15303 Ventura Boulevard
Sherman Oaks, California  91403

MARLBOROUGH
Boston Benefits Administrative Center
500 Nickerson Road
Marlborough, MA  01752-4697

MEMPHIS
6750 Poplar Avenue
Suite 501
Memphis, Tennessee  38138

MIAMI
Suite 210
10689 North Kendall Drive
Miami, Florida  33176

MILWAUKEE
Suite 1140
411 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

MINNEAPOLIS
Suite 1500
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437

NEW JERSEY
Overlook at Great Notch
150 Clove Road
P. O. Box 406
Little Falls, New Jersey  07424

NEW YORK
461 Fifth Avenue
New York, New York  10017-8383

PHILADELPHIA
Suite 1800
1600 Market Street
Philadelphia, Pennsylvania  19103

PHOENIX
Suite 800
100 West Clarendon
Phoenix, Arizona  85013

PORTLAND
Suite 2120
1211 S.W. Fifth Avenue
Portland, Oregon  97204

RICHMOND
1021 East Cary Street
Suite 1801
Richmond, VA  23219

SAN DIEGO
Suite 300
9339 Genesee Avenue
San Diego, California  92121

SAN FRANCISCO
Suite 1400
345 California Street
San Francisco, California  94104

SANTA CLARA
5201 Great American Parkway
Suite 320
Santa Clara, California  95054

SEATTLE
Suite 1910
Columbia Seafirst Center
701 Fifth Avenue
Seattle, Washington  98104-7053

STAMFORD
7th Floor
1055 Washington Boulevard
Stamford, Connecticut  06901

ST. LOUIS
8182 Maryland Avenue
Suite 1001
St. Louis, Missouri  63105-3786

WYATT PREFERRED CHOICE L.L.C.

4170 Ashford-Dunwood Road, N.E., Suite 432
Atlanta, Georgia  30319

80 William Street
Wellesley Hills, Massachusetts  02181

303 West Madison Street, Suite 2400
Chicago, Illinois  60606-3308

1801 E. 9th Street, Suite 1400
Ohio Savings Plaza
Cleveland, Ohio  44114

21 East State Street, Suite 1000
Columbus, Ohio  43215

2121 San Jacinto Street
Suite 2400, Lock Box 58
Dallas, Texas  75201

999 Eighteenth Street, Suite 2900
Denver, Colorado  80202

28411 Northwestern Highway, Suite 500
One Northwestern Plaza
Southfield, Michigan  48034

8000 Bay Meadows Way, Room 4-3-006
Jacksonville, Florida  32256

1850 M. Street, N.W., Suite 750
Washington, D.C.  20036

Grosvenor Center, Suite 2340
737 Bishop Street
Honolulu, Hawaii  96813

4800 Sugar Grove Boulevard, Suite 500
Stafford, Texas  77477-2627

15303 Ventura Boulevard, Suite 7090
Sherman Oaks, California  91403

6750 Poplar Avenue, Suite 501
Memphis, Tennessee 38138

10689 North Kendall Drive, Suite 210
Miami, Florida  33176

411 East Wisconsin Avenue, Suite 505
Milwaukee, Wisconsin  53202

6483 City West Parkway
Eden Prairie,  Minnesota  55344-7835

Overlook at Great Notch
P.O. Box 406
150 Clove Road
Little Falls, New Jersey  07424

461 Fifth Avenue
New York, New York  10017-8383

1600 Market Street, Suite 100
Philadelphia, Pennsylvania  19103

100 West Clarendon, Suite 1800
Phoenix, Arizona  85013

1211 S.W. Fifth Avenue, Suite 2120
Portland, Oregon  97204

9339 Genessee Avenue, Suite 300
San Diego, California  92121

345 California Street, Suite 1400
San Francisco, California  94104

5201 Great America Parkway, Suite 300
Santa Clara, California  95054

Columbia Seafirst Center, Suite 1910
701 Fifth Avenue
Seattle, Washington  98104-7053

1055 Washington Boulevard, 7th Floor
Stamford, Connecticut  06901

1500 K. Street, N.W.
Washington, D.C.  20005

1021 East Cary Street
Suite 1801
Richmond, VA  23219

WYATT PREFERRED CHOICE L.P.

80 William Street
Wellesley Hills, Massachusetts  02181

461 Fifth Avenue
New York, New York  10017-8383

Grosvenor Center, Suite 2340
737 Bishop Street
Honolulu, Hawaii  96813

WYATT ASSET SERVICES, INC.

601 13th Street, N.W., Suite 900
Washington, D.C.  20005-3808

WYATT INVESTMENT CONSULTING, INC.


4170 Ashford-Dunwood Road, N.E., Suite 432
Atlanta, Georgia  30319

303 West Madison Street, Suite 2400
Chicago, Illinois  60606-3308

1400 Ohio Savings Plaza
Cleveland,  Ohio  44114

345 California Street
Suite 1400
San Francisco, California  94104

80 William Street
Wellesley Hills, Massachusetts  02181

                                   SCHEDULE 5

                              BURDENSOME DOCUMENTS
                                  SECTION 4.13

                                      None.

                                   SCHEDULE 6

                                  REAL PROPERTY
                                  SECTION 4.14

Parque Reforma Piso 2
Campos Eliseos 400
Col. Lomas de Chapultepec
Mexico City, Mexico  11000

(Office condominium on 2nd floor of commercial office building.)

                                   SCHEDULE 7

                                  INDEBTEDNESS
                                 Section 7.2(a)

Minimum Lease Commitments
As of June 30, 1995

            Office Leases                 $196,598,711

            Equipment Leases                 3,323,579

                                           ___________

            Total Aggregate Commitment    $199,922,290